UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

BUNKER HILL MINING CORP.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

BUNKER HILL MINING CORP.

NOTICE OF MEETING

AND

PROXY STATEMENT

WITH RESPECT TO

THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 11, 2026

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

NOTICE IS HEREBY GIVEN THAT the annual meeting of stockholders (the “Meeting”) of Bunker Hill Mining Corp., a Nevada corporation (the “Company”), will be held on Wednesday, June 11, 2026, at 10:00 a.m. (Pacific Time) at 1009 McKinley Avenue, Kellogg, Idaho, 83837, for the following purposes, all as more particularly described in the enclosed proxy statement (the “Proxy Statement”):

1.	to receive and consider the financial statements of the Company for the fiscal year ended December 31, 2025, together with the auditor’s report thereon;

2.	to ratify the appointment of MNP LLP, Chartered Professional Accountants, as auditor of the Company for the fiscal year ending December 31, 2026;

3.	to elect the directors of the Company to serve until our next annual meeting of stockholders, or until their successors are duly elected or appointed;

4.	to consider and, if deemed advisable, to pass, with or without variation, an ordinary resolution approving an amendment and restatement of the Company’s existing restricted stock unit incentive plan, in the form attached as Schedule “B” in the enclosed Proxy Statement, to, among other things, increase the maximum number of shares of common stock of the Company issuable thereunder from 2,648,555 shares to 3,501,396 shares;

5.	to consider and, if deemed advisable, to pass, with or without variation, an ordinary resolution approving an amendment and restatement of the Company’s rolling stock option plan, in the form attached as Schedule “C” in the enclosed Proxy Statement;

6.	to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the enclosed Proxy Statement; and

7.	to transact such other business as may properly come before the Meeting or at any adjournment or postponement thereof.

The nature of the business to be transacted at the Meeting is described in further detail in the enclosed Proxy Statement under the section entitled “Matters to be Acted Upon at the Meeting.”

The record date for the determination of stockholders entitled to receive notice of and to vote at the Meeting or at any adjournment or postponement thereof is May 6, 2026 (the “Record Date”). You are entitled to vote at the Meeting or at any adjournment or postponement thereof only if you were a registered stockholder as at the Record Date or if you hold a valid proxy to vote at the Meeting.

If you are unable to attend the Meeting in person and would like to listen to the Meeting live, dial in at 1-844-763-8274 (within North America) or at 1-647-361-0247 (outside North America) on June 11, 2026, at 10:00 a.m. (Pacific Time). No stockholder or proxyholder will be able to vote or otherwise participate in the Meeting through the dial-in, and, as a result, you are encouraged to vote by proxy prior to the Meeting. If you are a registered stockholder or a proxyholder, you will be able to attend, participate and vote at the Meeting. If you hold your shares of common stock of the Company in a brokerage account, you are not a registered stockholder. Non-registered stockholders who have not appointed themselves as proxyholders will be able to attend the Meeting as guests, but guests will not be able to participate or vote at the Meeting.

Whether or not you plan to attend the Meeting, we encourage you to read the enclosed Proxy Statement and accompanying proxy materials and promptly vote your shares of common stock of the Company. If you are unable to attend the Meeting in person or at any adjournment or postponement thereof, you are requested to complete, date and sign the enclosed form of proxy (registered stockholders) or voting instruction form (beneficial stockholders) and return it in the envelope provided. To be effective, the enclosed form of proxy or voting instruction form must be mailed or faxed so as to reach or be deposited with Computershare Investor Services Inc., Proxy Department, 100 University Avenue, 8th Floor, Toronto, Ontario, M5Y 2Y1 or by facsimile at 1-866-249-7775 (within North America) or 1-416-263-9524 (outside North America). Your proxy or voting instructions must be received in each case no later than 10:00 a.m. (Pacific Time) on June 9, 2026, or no later than 48 hours before the Meeting is reconvened following any adjournment or postponement.

Further information regarding voting rights and the matters to be voted upon is presented in the enclosed Proxy Statement. In addition, financial and other information about the Company is contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “2025 Annual Report”), as filed with the United States Securities and Exchange Commission (the “SEC”) on March 6, 2026, and as available on the SEC’s website at www.sec.gov and SEDAR+ at www.sedarplus.ca.

DATED at Kellogg, Idaho on this 11th day of May 2026.

BY ORDER OF THE BOARD OF DIRECTORS

(signed) “Richard Williams”
Richard Williams
Executive Chairman

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PROXY STATEMENT

MANAGEMENT SOLICITATION OF PROXIES

This proxy statement (this “Proxy Statement”) is being furnished to you in connection with the solicitation of proxies by management and the board of directors (the “Board”) of Bunker Hill Mining Corp., a Nevada corporation (the “Company”), for use at the annual meeting of stockholders of the Company (the “Meeting”), or at any adjournment or postponement thereof, to be held on Thursday, June 11, 2026 at 10:00 a.m. (Pacific Time) at 1009 McKinley Avenue, Kellogg, Idaho, 83837 for the purposes set forth in the accompanying notice of the Meeting (the “Notice of Meeting”).

In this Proxy Statement, references to the “Company,” “Bunker Hill,” “we” and “our” refer to Bunker Hill Mining Corp., a Nevada corporation, “common stock” means shares of common stock of the Company, and “stockholders” means the holders of common stock as of the Record Date (as defined below). “Beneficial Stockholders” means non-registered stockholders who do not hold common stock in their own name, and “intermediaries” refers to brokers, dealer investment firms, clearing houses and similar entities that own securities on behalf of Beneficial Stockholders.

It is anticipated that the Notice of Meeting, this Proxy Statement, the accompanying form of proxy, our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “2025 Annual Report”) and the request card for interim and annual financial statement (collectively, the “Meeting Materials”) are first being mailed to stockholders beginning on or about May 21, 2026.

Bunker Hill will pay all of the expenses of soliciting proxies for management. In addition to the mailing of the Meeting Materials, such solicitation may be made in person or by telephone by directors, officers and employees of the Company, which directors, officers and employees will receive no special compensation for such solicitation other than their regular salaries or fees. For purposes of this Proxy Statement, management’s solicitation of proxies on matters subject to the vote of the stockholders shall also be deemed to be a solicitation by the Board.

The principal executive offices of the Company are located at 1009 McKinley Avenue, Kellogg, Idaho 83837 and 300 – 1055 West Hastings Street, Vancouver, British Columbia, V6E 2E9. The registered and records office of the Company is located at 300 – 1055 West Hastings Street, Vancouver, British Columbia, V6E 2E9, Canada.

No person is authorized to provide any information or to make any representation other than those contained in this Proxy Statement, and, if given or made, such information or representation shall not be relied upon as having been authorized.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY STATEMENT MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 11, 2026.

The enclosed Notice of Meeting, this Proxy Statement, the Company’s 2026 Annual Report and the accompanying form of proxy or voting instruction form are available at https://bunkerhillmining.com/investors/annual-meeting-of-stockholders/ and are first being mailed to stockholders beginning on or about May 21, 2026. Information contained on or connected to the website is not incorporated by reference into this Proxy Statement and should not be considered a part of this Proxy Statement or any other filing that we make with the United States Securities and Exchange Commission (the “SEC”).

APPOINTMENT, VOTING AND REVOCATION OF PROXIES

Appointment of Proxyholders

The persons named in the form of proxy are directors and/or officers of the Company (the “Management Designees”). A stockholder has the right to appoint some other person, who need not be a stockholder, to represent such stockholder at the Meeting by inserting that other person’s name in the blank space provided in the form of proxy. Such stockholder should first notify such person of his/her/its appointment and obtain his/her/its consent to act as a proxyholder.

In order for a proxy to be valid, it must be:

(a)	signed by the registered stockholder whose name appears thereon or by such registered stockholder’s attorney authorized in writing, or if the registered stockholder is a corporation, by a duly authorized representative on behalf of such corporation; and

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(b)	returned in one of the following manners:

(i)	by hand delivery or by mail addressed to the Company’s transfer agent, Computershare Investor Services Inc., Proxy Department, University Avenue, 8th Floor, Toronto, Ontario M5J 2Y1, and received by 10:00 a.m. (Mountain Time) on June 9, 2026, or no later than 48 hours before the Meeting is reconvened following any adjournment or postponement;

(ii)

online by completion at www.investorvote.com and providing your control number on the accompanying proxy card and received by 10:00 a.m. (Pacific Time) on June 9, 2026, or no later than 48 hours before the Meeting is reconvened following any adjournment or postponement;

(iii)	by telephone by calling 1-866-732-8683 and providing your control number on the accompanying proxy card and received by 10:00 a.m. (Pacific Time) on June 9, 2026, or no later than 48 hours before the Meeting is reconvened following any adjournment or postponement; or

(iv)	by deposit with the Chair of the Meeting prior to commencement of the Meeting.

An executed proxy that is returned undated will be deemed to be dated the date of the mailing of the form of proxy by the Company or its agent.

Voting

The persons named in the accompanying form of proxy will vote, withhold, or abstain from voting the common stock represented by the proxy in accordance with your instructions, provided your instructions are clear. You may indicate the manner in which the persons named in the form of proxy are to vote on any matter by marking an “X” in the appropriate space. If you have specified a choice on any matter to be acted on at the Meeting, your shares of common stock will be voted, withheld, or abstained from voting accordingly. In the absence of any such specification of voting on the executed proxy, the Management Designees named in the proxy will vote your proxy pursuant to the recommendation of the board of directors of the Company (the “Board”) being “FOR” each matter before the stockholders and “FOR” each of the Board’s nominees to be elected as directors to the Board.

The form of proxy gives the persons named as proxy holders discretionary authority regarding amendments or variations to matters identified therein and any other matter that may properly come before the Meeting, to the extent permitted by law and the Company’s governing documents. As of the date of this Proxy Statement, our management is not aware of any such amendment, variation or other matter proposed or likely to come before the Meeting. However, if any such amendment, variation or other matter properly comes before the Meeting, the persons named in the form of proxy intend to vote on such other business in accordance with their judgement.

If your shares of common stock are held beneficially in “street” name through a nominee such as a brokerage firm, financial institution or other holder of record, your vote is controlled by that firm, institution or holder. Your vote by proxy may also be cast by telephone or Internet, as well as by mail, if your brokerage firm or financial institution offers such voting alternatives. Please follow the specific instructions provided by your nominee on your voting instruction card. Any proxy may be revoked at any time prior to its exercise at the Meeting. See “Advice to Beneficial Stockholders” below.

Revocation of Proxy

In addition to the revocation in any other manner permitted by law, a stockholder who has given a proxy may revoke it, at any time before it is exercised in accordance with the provisions of Section 78.355 of the Nevada Revised Statutes, by (a) going online and completing a new Proxy at www.investorvote.com or calling by telephone at 1-866-732-8683, (b) except to the extent otherwise noted on such later Proxy, signing a new Proxy bearing a later date and depositing it at the place and within the time required for the deposit of proxies as described above, or (c) an instrument in writing executed by the stockholder or by his/her/its attorney authorized in writing and deposited either at the registered office of the Company or its transfer agent, Computershare Investor Services Inc. at the address provided above for voting proxies, at any time up to and including the last business day preceding the day of the Meeting, or any adjournment or postponement thereof, at which the proxy is to be used, or with the Chairman of the Meeting on the day of the Meeting or any adjournment or postponement thereof and before any vote in respect of which the proxy is to be used shall have been taken or in any other manner permitted by law. A revocation of a proxy does not affect any matter on which a vote has been taken prior to such revocation. You may also revoke your proxy by attending the Meeting and voting in person.

If you are a beneficial stockholder who wishes to revoke a VIF (as defined below) or to revoke a waiver of your right to receive Meeting Materials and to give voting instructions, you must give written instructions to your broker, agent, trustee or other intermediary through which you hold your shares of common stock in accordance with the applicable procedures and deadlines of your broker, agent, trustee or other intermediary.

Dissenters Rights

The proposed corporate actions on which the stockholders are being asked to vote are not corporate actions for which stockholders of a Nevada corporation have the right to dissent under the Nevada Private Corporations Chapter of the Nevada Revised Statutes, Nev. Rev. Stat. 78 or pursuant to the Company’s articles of incorporation or bylaws.

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ADVICE TO BENEFICIAL STOCKHOLDERS

Only registered stockholders or duly appointed proxyholders are permitted to vote at the Meeting. The information set forth in this section is of significant importance to many stockholders as a substantial number of stockholders do not hold their shares of common stock in their own name. Such Beneficial Stockholders should note that only proxies deposited by stockholders whose names appear on the records maintained by the Company’s transfer agent as the registered holders of common stock can be recognized and acted upon at the Meeting. If the shares of common stock are listed in an account statement provided to a stockholder by a broker, then in almost all cases those shares of common stock will not be registered in such stockholder’s name. Such shares of common stock are more likely to be registered under the names of the stockholder’s broker or an agent of that broker. In the United States, the vast majority of such shares of common stock are registered in the name of CEDE & Co. (the registration name for The Depository Trust Company, which acts as nominee for many U.S. brokerage firms). Shares of common stock held by brokers or their agents or nominees can only be voted (for, against or withheld from voting resolutions) upon the instructions of the Beneficial Stockholder. Without specific instructions, brokers and their agents and nominees are prohibited from voting shares of common stock for their clients. The directors and officers of the Company do not know for whose benefit the shares of common stock registered in the name of CEDE & Co. are held. In Canada, the vast majority of such shares of common stock are registered under the name of CDS & Co. (the registration name for CDS Clearing and Depository Services Inc. (“CDS”), which acts as nominee for many Canadian banks, trust companies and brokerage firms). Shares of common stock held by brokers or their agents or nominees can only be voted (for, against or withheld from voting resolutions) upon the instructions of the Beneficial Stockholder. Without specific instructions, brokers and their agents and nominees are prohibited from voting shares of common stock for their clients. The directors and officers of the Company do not know for whose benefit the shares of common stock registered in the name of CDS are held. Therefore, Beneficial Stockholders should ensure that instructions respecting the voting of their shares of common stock are communicated to the appropriate person well in advance of the Meeting.

Applicable regulatory policy requires intermediaries/brokers to seek voting instructions from Beneficial Stockholders in advance of stockholder meetings. Every intermediary/broker has its own mailing procedures and provides its own return instructions to clients, which should be carefully followed by Beneficial Stockholders in order to ensure that their shares of common stock are voted at the Meeting. The purpose of the form of proxy supplied to a Beneficial Stockholder by its broker (or the agent of the broker) is limited to instructing the registered stockholder (the broker or agent of the broker) how to vote on behalf of the Beneficial Stockholder. The majority of brokers now delegate responsibility for obtaining instructions from clients to Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge typically prepares a machine-readable voting instruction form (a “VIF”), mails the VIF to the Beneficial Stockholders and requests the Beneficial Stockholders to return the VIF forms to Broadridge or otherwise communicate voting instructions to Broadridge by way of the Internet or telephone. Broadridge then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of shares of common stock to be represented at the Meeting. A Beneficial Stockholder receiving a VIF from Broadridge cannot use that form to vote directly at the Meeting. The VIF must be returned to Broadridge well in advance of the Meeting in order to have the shares of common stock voted. If you have any questions with respect to the voting of shares of common stock held through a broker or other intermediary, please contact your broker or other intermediary directly for assistance.

Although a Beneficial Stockholder may not be recognized directly at the Meeting for the purposes of voting shares of common stock registered in the name of his/her/its broker (or agent of the broker), a Beneficial Stockholder may attend at the Meeting as proxyholder for the registered stockholder and vote shares of common stock in that capacity. If a Beneficial Stockholder wishes to attend and vote at the Meeting in person, the Beneficial Stockholder must insert his/her/its own name as appointee in the blank space of the form of proxy provided to them and return the same to their broker (or the broker’s agent) in accordance with the instructions provided by such broker (or agent), well in advance of the Meeting.

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Beneficial Stockholders fall into two categories: those who object to their identity being made known to the issuers of securities which they own (“OBOs”) and those who do not object to their identity being made known to the issuers of the securities they own (“NOBOs”). Subject to the provisions of NI 54-101 – Communication with Beneficial Owners of Securities of a Reporting Issuer (“NI 54-101”), the Company may request and obtain a list of its NOBOs from intermediaries. Pursuant to NI 54-101, the Company may obtain and use the NOBO list in connection with any matter relating to the affairs of the Company, including the distribution of the proxy materials directly to NOBOs. The Company is sending the Meeting Materials directly to the NOBOs. The Company will not use and pay intermediaries and agents to send the Meeting Materials to the NOBOs but intends to pay for intermediaries to deliver the Meeting Materials to the OBOs. The Meeting Materials are being sent to both registered stockholders and Beneficial Stockholders. If you are a Beneficial Stockholder, and the Company or its transfer agent has sent the Meeting Materials directly to you, your name and address and information about your holdings of your shares of common stock, has been obtained in accordance with applicable securities regulatory requirements from the intermediary holding on your behalf.

If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, the organization that holds your shares may generally vote on “routine” matters such as Item 2 (ratification of appointment of auditors), but cannot vote on “non-routine” matters such as Item 3 (election of directors), Item 4 (approval of amendments to the restricted stock unit incentive plan), Item 5 (approval of amendments to the rolling stock option plan), or Item 6 (advisory vote on executive compensation). Thus, if the organization that holds your shares does not receive instructions from you on how to vote your shares on a “non-routine” matter, that organization will inform the inspector of election that it does not have the authority to vote on such matter with respect to your shares. This is generally referred to as a “broker non-vote.”

RECORD DATE

The Board has fixed May 6, 2026, as the record date (the “Record Date”) for the purposes of determining holders of shares of common stock entitled to receive the Notice of Meeting. Registered holders of shares of common stock, as shown on the stockholders’ list prepared as of the close of business on the Record Date, will be entitled to receive notice of, attend and vote at the Meeting on the basis of one vote for each share of common stock held.

CURRENCY

The Company’s audited financial statements for the year ended December 31, 2025 (the “2025 Financial Statements”) are reported in United States dollars, the Company’s functional currency. All references to currency in this Proxy Statement are in United States dollars, unless otherwise indicated.

INTERESTS OF CERTAIN PERSONS OR COMPANIES IN MATTERS TO BE ACTED UPON

Except as otherwise disclosed herein, none of directors or executive officers of the Company, nor any person who has held such a position since the beginning of the last completed fiscal year of the Company, nor any proposed Nominee for election as a director of the Company, nor any associate or affiliate of any of the foregoing, has any substantially or material interest, direct or indirect, by way of beneficial ownership or otherwise, in any matter to be acted upon at the Meeting.

VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS

Quorum

A quorum of stockholders is necessary to hold the Meeting. In accordance with the Company’s bylaws, two stockholders, represented in person or by proxy, representing at least 5% of the issued stock entitled to vote at the Meeting, will constitute a quorum at the Meeting. The presence of holders of at least 2,334,264 shares of common stock will constitute a quorum. Abstentions and “broker non-votes” are counted as present and are, therefore, included for purposes of determining whether a quorum of shares is present at the Meeting. Shares of common stock that are not present in person or by proxy will not be counted towards a quorum.

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Securities Entitled to Vote

The authorized capital of the Company consists of 100,000,000 shares of common stock with a par value of $0.000001 per share and 285,715 shares of preferred stock of the Company with a par value of $0.000001 per share.

As at the Record Date, the Company had 46,685,293 fully paid and non-assessable shares of common stock issued and outstanding, with each share of common stock carrying the right to one vote. There are no shares of preferred stock outstanding as of the Record Date.

Securities Held by Directors and Executive Officers

The following table sets forth the number of shares of common stock owned beneficially by each director and named executive officer of the Company as of May 6, 2026 (unless another date is specified by footnote below), and by all current directors and executive officers of Bunker Hill as a group:

	Amount and Nature of Beneficial Ownership(1)
Name of Individual or Group(2)	Shares		Percent of Class(3)
Richard Williams, Executive Chairman	259,517	(4)	**	(11)
Sam Ash, Chief Executive Officer (“CEO”) and Director	208,250	(5)	**	(11)
Bradley Barnett, Interim Chief Financial Officer (“CFO”) and Corporate Secretary	6,224	(6)	**	(11)
Pamela Saxton, Director	10,370	(7)	**	(11)
Mark Cruise, Director	6,596	(8)	**	(11)
Kelli Kast, Director	1,791	(9)	**	(11)
Mark Child, Director	106,577	(10)	**	(11)
Current Directors and Executive Officers as a Group (a total of 7 persons)	552,967		1.3%

(1)	The information with respect to the shares of common stock beneficially owned, controlled or directed is not within the direct knowledge of the Company and has been obtained from The System for Electronic Disclosure by Insiders (SEDI) maintained by the Canadian Securities Administrators or furnished by the respective individuals. Unless otherwise indicated, each person listed has the sole power to vote and dispose of the shares listed. Pursuant to Rule 13d-3 under the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), beneficial ownership includes shares as to which the individual or entity has or shares voting power or investment power, and any shares that the individual or entity has the right to acquire within 60 days of May 6, 2026, including through the exercise of any option, warrant, or right. For each individual or entity that holds stock options (“Options”), common stock purchase warrants (“Warrants”) or other convertible securities or rights to acquire shares, the shares of common stock underlying those securities are treated as owned by that holder and as outstanding shares when that holder’s percentage ownership of common stock is calculated. That common stock is not treated as outstanding when the percentage ownership of any other holder is calculated.

(2)	Except as otherwise indicated below, the address and telephone number of each of these persons is c/o Bunker Hill Mining Corp., 1009 McKinley Avenue, Kellogg, Idaho 83837 and (604) 417-7952, respectively.

(3)	Based on a total of 46,685,293 shares of common stock outstanding as of May 6, 2026.

(4)	Includes (i) 237,029 shares of common stock, and (ii) 22,517 shares subject to Warrants exercisable within 60 days of May 6, 2026.

(5)	Includes (i) 208,250 shares of common stock.

(6)	Includes (i) 6,224 shares of common stock.

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(7)	Includes 10,370 shares of common stock.

(8)	Includes 6,596 shares of common stock.

(9)	Includes 1,791 shares of common stock.

(10)	Includes (i) 58,960 shares of common stock, and (ii) 47,617 shares subject to Warrants exercisable within 60 days of May 6, 2026.

(11)	The percentage of class owned is less than 1%.

Holders of More Than 5% of Common Stock

The following table sets forth information (as of the date indicated) as to all persons or groups known to Bunker Hill to be beneficial owners of more than 5% of the issued and outstanding shares of our common stock as of May 6, 2026:

Name and Address of Beneficial Holder(1)	Shares Beneficially Owned(2)		Percent of Class(3)
Sprott Asset Management LP, Royal Bank Plaza, South Tower, 200 Bay Street, Suite 2600, P.O. Box 26, Toronto, Ontario M5J 2J1, Canada	15,013,117	(4)	28.1%
Sprott Asset Management USA, Inc., 320 Post Road, Suite 230, Darien, Connecticut 06820
Resource Capital Investment Corp., 1910 Palomar Point Way, Suite 200, Carlsbad, California 92008
Teck Resources Limited, 550 Burrard Street, Suite 3300, Vancouver, BC V6C 0B3, Canada	21,837,146	(5)	39.1%

(1)	Does not include any beneficial holders of more than 5% of the issued and outstanding shares of Bunker Hill common stock that have not filed a Schedule 13D or Schedule 13G on EDGAR or a Form 62-103F1 or Form 62-103F3 on SEDAR+.

(2)	Calculated in accordance with Rule 13d-3 under the Exchange Act.

(3)	Based on a total of 46,685,293 shares of common stock outstanding as of May 6, 2026.

(4)	Includes (i) 8,339,648 shares of our common stock, (ii) 142,857 shares subject to warrants exercisable within 60 days of April 7, 2026, and (iii) 6,530,612 shares subject to convertible debentures convertible within 60 days of May 6, 2026.

(5)	Includes (i) 12,653,317 shares of our common stock, and (ii) 9,183,830 shares subject to warrants exercisable within 60 days of May 6, 2026.

Change in Control

The Company has no charter provisions that would delay, defer, or prevent a change in control of the Company.

The Company is not aware of any arrangement that might result in a change in control in the future. To the Company’s knowledge there are no arrangements, including any pledge by any person of the Company’s securities, the operation of which may at a subsequent date result in a change in the Company’s control.

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PARTICULARS OF MATTERS TO BE ACTED UPON

Item 1 — Receipt of Financial Statements

The Financial Statements, report of the auditor and related management’s discussion and analysis will be placed before the Meeting; however, no vote with respect thereto is required. The Financial Statements were filed with the United States Securities and Exchange Commission (the “SEC”) via EDGAR on the SEC’s website at www.sec.gov in our 2025 Annual Report, and with the applicable Canadian regulatory authorities via SEDAR+ at www.sedarplus.ca, and are available on the Company’s website at www.bunkerhillmining.com and for those stockholders who have requested a copy. The EDGAR, SEDAR+ and Company website are referenced herein for informational purposes only and the contents of such websites are not incorporated herein by reference.

Item 2 — Ratify Appointment of Auditor

The audit committee of the Board (the “Audit Committee”) has appointed and engaged MNP LLP, Chartered Professional Accountants (“MNP”) to serve as the independent registered certified accountants of the Company to audit its financial statements for the fiscal year ending December 31, 2026. Pursuant to the charter of the Audit Committee (the “Audit Committee Charter”), the Audit Committee has sole authority to appoint or replace the independent auditor (subject to stockholder ratification) and responsibility for the compensation and work of the independent auditor. MNP was first appointed as the Company’s auditor, effective September 2, 2014.

Board Recommendation

The Board unanimously recommends that the Company’s stockholders vote “FOR” the ratification of the appointment of MNP as the auditor of the Company to audit its financial statements for the fiscal year ending December 31, 2026.

Vote Required for Approval

Ratification of the appointment of MNP as the auditor of the Company will require the affirmative vote of the holders of a majority of the shares represented at the Meeting and entitled to vote on the matter, assuming that a quorum exists.

Stockholders have the option to vote “FOR”, “AGAINST”, or “ABSTAIN” the ratification of the appointment of MNP as the auditor of the Company. It is the intention of the Management Designees named in the enclosed form of proxy, if not expressly directed to the contrary in such form of proxy, to vote such proxies “FOR” the ratification of the appointment of MNP as the auditor of the Company.

If you fail to vote or submit a proxy or fail to instruct your broker to vote (and your broker does not exercise its discretion to vote your shares on this matter) or vote to “ABSTAIN,” it will have the same effect of a vote “AGAINST” the matter, assuming that a quorum exists. Because the ratification of the appointment of MNP as the auditor of the Company is considered a routine matter and brokers will be entitled to vote your shares in their discretion if no voting instructions are timely received, there will be no broker non-votes with respect to this matter.

Item 3 — Election of Directors

The management nominees for election as directors of the Company (each, a “Nominee”) are experienced mining and business leaders well-suited to provide oversight to the Company as it continues the next phase of its development. The Board currently consists of six (6) directors. At the Meeting, the six (6) nominees named in the section “Nominees” below, being Richard Williams, Kelli Kast, Mark Child, Mark Cruise, Pamela Saxton, and Sam Ash, (the “Nominees”) will be proposed for re-election/election as directors of the Company. Each of the proposed Nominees was re-elected as a director at the Company’s meeting of stockholders held on September 18, 2025, excluding Mark Child, who joined the Board on May 6, 2026.

Each director elected at the Meeting will hold office until the close of the next annual meeting of stockholders, subject to earlier resignation, death, retirement, disqualification or removal. Management does not contemplate that any of the Nominees will be unable to serve as a director, but if that should occur for any reason prior to the Meeting, it is intended that discretionary authority shall be exercised by the persons named in the proxy to vote the proxy for the election of any other person(s) in place of any Nominee(s) unable to serve.

Board Recommendation

The Board unanimously recommends that the Company’s stockholders vote “FOR” the proposal to elect each Nominee as a director of the Company.

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Vote Required for Approval

The election of each Nominee pursuant to this matter will require the affirmative vote of the holders of a plurality of the votes cast with respect to the election, assuming that a quorum exists.

Stockholders have the option to vote individually “FOR” or to “WITHHOLD” their vote in respect of each Nominee. It is the intention of the Management Designees named in the enclosed form of proxy, if not expressly directed to the contrary in such form of proxy, to vote such proxies “FOR” the election of each Nominee whose name is set forth below as a director of the Company.

If you fail to vote or submit a proxy, fail to instruct your broker to vote, or vote to “WITHHOLD,” it will have no effect on the election of the Nominee, assuming that a quorum exists, since the number of Nominees is equal to the number of director seats up for election. Brokers are not entitled to vote on the election of Nominees as this is a non-routine matter. However, because directors are elected by a plurality of the vote, broker non-votes will have no effect on the outcome of the vote on the election of Nominees.

Nominees

The following table contains certain information, as at the date hereof, in connection with the Nominees proposed for election as directors of the Company.

Name, Province or State and Country of Residence, Position(s) Held with the Company	Age	Present Principal Occupation and/or Positions held During the Preceding Five Years	Date First Became a Director
Richard Williams Ontario, Canada Executive Chairman	59	Non-Executive Director of Trevali Mining Corporation (June 2019–September 2022).	March 27, 2020

Kelli Kast Colorado, USA Director, Chair of the Corporate Governance and Nominating Committee, Member of each of the Audit Committee and Compensation Committee	59	Vice President, General Counsel and Chief Administrative Officer (since July 1, 2024) and former Interim President and CEO (March 2024–May 2024) of, and former consultant (June 2015–June 2024) to, Rare Element Resources Ltd., a publicly-traded rare earth company.	October 1, 2024

Mark Child London, United Kingdom Director	64	CEO of Condor Gold plc (2006–2025).	May 6, 2026

Mark Cruise British Columbia, Canada Lead Independent Director, Chair of the Compensation Committee, and Member of each of the Audit Committee and the Corporate Governance and Nominating Committee	55	COO and CEO New Pacific Metals Corp. (October 2019–January 2022); Chairperson of Whitehorse Gold Corp. (2020–2022); Founder and Director at Velocity Minerals (since 2017); Director at NiCAN Limited (since 2022); Founder and Director at Volta Metals Inc. (since 2023); and Chair at BP Silver Corp. (since 2025).	June 30, 2022

Pamela Saxton Colorado, USA Director, Chair of the Audit Committee and Member of each of the Corporate Governance and Nominating Committee and Compensation Committee	73	Director of Arizona Metals Corp. and Director of Rare Element Resources Ltd.; past Director of Timberline Resources Corp. (May 2021–August 2024); past Director of Aquila Resources Inc. (June 2019–December2021); North American Advisory Board member for Damstra Technology-Damstra Holdings Limited (February 2021–October 2022); Vice President and Trustee of Viola Vestal Coulter Foundation (since January 2017).	October 30, 2020

Sam Ash Idaho, United States President, Chief Executive Officer and Director	48	CEO of Bunker Hill Mining Corp.	May 14, 2020

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Biographies of Director Nominees

Richard Williams is an experienced mining executive and organizational leader with an established track-record of transformational leadership within the mining industry and other demanding environments. He is currently an advisor to companies facing complex operational, political or ESG challenges. Formerly the Chief Operating Officer of Barrick (2015–2018) and the company’s Executive Envoy to Tanzania (2017–2018), he has also served as Chief Executive Officer of the Afghan Gold and Minerals Company (2010–2014), non-executive director of Trevali Mining Corporation (2019–2022) and as a non-executive director of Gem Diamonds Limited (2007–2015). Prior to his commercial mining experience, Mr. Williams served as the Commanding Officer of the British Army’s Special Forces Regiment, the SAS. He holds an MBA from Cranfield University, a BSc in Economics from University College London and an MA in Security Studies from Kings College London.

Mr. Williams’ qualifications to serve as a director include his knowledge of and long-standing executive experience in the mining industry and prior board experience.

Kelli Kast has over 30 years of in-house legal experience, including 20 years as a senior legal officer in the mineral resources industry. Ms. Kast currently serves as the Vice President, General Counsel and Chief Administrative Officer of Rare Element Resources Ltd. (“RER”) (since July 2024). Prior thereto, she served in various capacities for RER including as a consultant (June 2015 through June 2024), interim President and CEO (March 2024 through May 2024), Director (August 2022 through August 2024) and as the Vice President, General Counsel, Chief Administrative Officer and Corporate Secretary (July 2012 through May 2015). Prior to her tenure with RER, she served as Coeur d’Alene Mines Corporation’s Sr. Vice President, General Counsel, Chief Administrative Officer, and Corporate Secretary from May 2009 to April 2012, and as Vice President, General Counsel, and Corporate Secretary from May 2005 to April 2009. From 2004 to 2005, Ms. Kast served as Corporate Counsel for HealtheTech Inc. From 1997 to 2003, she served as the Assistant General Counsel and Corporate Secretary for Global Water Technologies Inc. and Psychrometric Systems, Inc. Ms. Kast earned her Juris Doctor from the University of South Dakota School of Law and her bachelor’s degree from the University of Idaho.

Ms. Kast’s qualifications to serve as a director include her knowledge of and long-standing executive management experience in the mining industry and her expertise in legal and administration matters.

Mark Child is a mining executive and corporate director with over 25 years of experience across publicly listed companies on the AIM, TSX and HKSE exchanges. He has a strong track record of advancing mining projects from exploration through feasibility, permitting, financing and development, as well as executing strategic transactions to realize shareholder value. Mr. Child served as Chairman and Chief Executive Officer of Condor Gold plc from 2011 to 2025, having initially joined as Chairman in 2006. Under his leadership, the La India Gold Project in Nicaragua was advanced from early-stage exploration to a 2.4M ounce gold Mineral Resource and Reserve, including completion of technical studies, permitting and stakeholder engagement, culminating in the successful sale of the company in 2025 for total consideration of up to US$120M.

Mr. Child’s experience includes raising over £50M in equity financing, securing investment from the International Finance Corporation, and leading complex transactions and stakeholder processes across multiple jurisdictions. He previously held senior roles in corporate finance and institutional equity markets, including Executive Director and Head of Corporate Finance at Regent Pacific Group Ltd., and operated a corporate finance advisory firm.

Mr. Childs’ qualifications to serve as a director include his extensive experience in the mining industry, capital markets expertise, and prior public company leadership and board experience.

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Mark Cruise is a professional economic geologist with over 28 years of international exploration, development and mining experience across the base, precious and critical mineral sectors. A former polymetallic commodity specialist with Anglo American plc, Dr. Cruise founded and was Chief Executive Officer of Trevali Mining Corporation. Under his leadership, from 2007 to 2019, the company grew from an initial discovery into a global polymetallic producer with operations in the Americas and Africa. He has held senior management and board roles with publicly listed mining and resource companies on the TSX Venture Exchange, Toronto Stock Exchange and New York Stock Exchanges. In these roles he has participated in capital-raising activities totaling more than $1 billion, supported corporate growth initiatives, advanced technically complex projects, successfully negotiated community benefit agreements and contributed to strategic and board-level decision making.

Dr. Cruise is a member of the Institute of Corporate Directors, Canada and currently serves as a non-executive director of Velocity Minerals Ltd. (since 2017), NiCAN Limited (since 2022), Volta Metals Ltd. (since 2023) and BP Silver Corp. (since 2025).

Dr. Cruise’s qualifications to serve as a director include his knowledge of and long-standing management experience in the mining industry and prior board experience.

Pamela Saxton is an experienced mining company executive and independent director. She currently serves as a director of Arizona Metals Corp. and as Audit Committee Chair (since September 2025) and as a director of Rare Element Resources Ltd. (since August 2024). She served on the board of directors of Timberline Resources Corporation and as Audit Committee Chair from May 2021 to August 2024 and was a Board Member and Audit Committee Chair at Pershing Gold Corporation from November 2017 to April 2019. She also served on the Board of Aquila Resources Inc. from June 2019 to December 2021 and on a North American Advisory Board for Damstra Technology – Damstra Holdings Limited from February 2021 to October 2022. As an executive, she served as Executive Vice President and CFO for Thompson Creek Metals Company (2008–2016) and as CFO for NewWest Gold Corporation (2006–2007). Having started her professional life as an auditor at Arthur Andersen in Denver, Colorado, she has held senior finance appointments in the American natural resources industry, including serving as Vice President of Finance for Franco–Nevada Corporation’s U.S. Operations.

Ms. Saxton’s qualifications to serve as a director include her knowledge of and long-standing executive experience in the mining industry, as well as her expertise in finance, accounting, and auditing.

Sam Ash was a Partner at Barrick Gold Corp. (“Barrick”) from 2015 to 2018 and held various roles over a nine-year tenure between 2009 and 2018. His role at Barrick included three years as General Manager of the Lumwana Copper Mine in Zambia (2016–2018), Technical Support Manager to Barrick’s Copper Business Unit (2014–2016), General Support Manager on the Cortez Mine in Nevada (2012–2014) and Chief Engineer leading the roll-out of new Underground Mining standards in the USA and Tanzania (2011–2012). Prior to his time at Barrick, Mr. Ash served as Manager of New Operations for Veris Gold Corp. (formerly, Yukon-Nevada Gold Corp.), primarily on the Jerritt Canyon Mine in Nevada, and as an Underground Mine Supervisor with Drummond Company, Inc. He achieved a master’s degree in leadership and Strategy at the London Business School and has a BS in Mining Engineering from the University of Missouri Rolla.

Mr. Ash’s qualifications to serve as a director include his knowledge of and long-standing management experience in the mining industry.

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Corporate Cease Trade Orders or Bankruptcies

No Nominee proposed for election as a director of the Company (a) is, as at the date hereof, or has been, within the 10 years before the date hereof, a director, chief executive officer or chief financial officer of any other company (including the Company) that (i) was subject to (A) a cease trade order; (B) an order similar to a cease trade order; or (C) an order that denied the relevant company access to any exemption under securities legislation, that was in effect for a period of more than 30 consecutive days (an “order”) that was issued while such Nominee was acting in the capacity as director, chief executive officer or chief financial officer; or (ii) was subject to an order that was issued after the proposed director ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer; or (b) except for as described below, is, as at the date hereof, or has been within 10 years before the date hereof, a director or executive officer of any company (including the Company), that while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets; or (c) has, within the 10 years before the date hereof, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or become subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets.

Richard Williams, the Executive Chairman and a director of the Company, was a non-executive director of Trevali Mining Corp. (“Trevali”) from June 2019 to September 2022. On August 19, 2022, the board of directors of Trevali and its wholly owned subsidiary Trevali Mining (New Brunswick) Ltd. (together with Trevali, the “Applicants”) applied for relief under the Companies’ Creditors Arrangement Act (Canada). The British Columbia Supreme Court (the “B.C. Court”) issued an initial order on August 19, 2022, the Applicants’ application. The B.C. Court then issued an amended and restated initial order on August 29, 2022, and, upon a further application by the Applicants, subsequently granted a sales and investment solicitation process order on September 16, 2022, approving the divestiture of certain assets of the Applicants. On June 28, 2023, on application by Trevali, the B.C. The Court granted an order pursuant to which FTI Consulting Canada Inc., the “Monitor” appointed by the B.C. The court was granted enhanced powers with respect to Trevali’s business and affairs. On June 29, 2023, Trevali’s remaining officers and all other employees ceased their employment with Trevali.

Legal Proceedings, Penalties or Sanctions

No Nominee proposed for election as a director of the Company has: (a) been subject to any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority; (b) been subject to any other penalties or sanctions imposed by a court or regulatory body, including a self-regulatory body, that would be likely to be considered important to a reasonable stockholder making a decision about whether to vote for the proposed director or (c) any material legal proceedings where such Nominee or any associate of such Nominee is a party adverse to the Company or any of its subsidiaries or has an interest adverse to the Company or any of its subsidiaries.

Arrangements between Officers and Directors

To our knowledge, there is no arrangement or understanding between any of our directors or officers and any other person, including directors and officers, pursuant to which the director or officer was selected to serve as an officer.

Family Relationships

None of our directors or executive officers are related by blood, marriage, or adoption to any other director, executive officer, or other key employees.

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Meetings of the Board and Committees

During 2025, four meetings of the Board, four meetings of the Audit Committee, two meetings of the Corporate Governance and Nominating Committee of the Board (the “GNC Committee”), and two meeting of the Compensation Committee of the Board (the “Compensation Committee”) were held. During 2025, all directors then in office attended at least 75% of the total meetings of the Board and the committees on which they served. The Company’s policy requires at least two directors to attend the annual stockholders’ meeting; last year, 60% were in attendance. In addition, independent directors typically attend the weekly Management meetings “Business Plan Review” throughout the year in order to remain appraised of the Company’s advances.

Item 4 — Approval of Amendments to the Restricted Stock Unit Incentive Plan

The Board has adopted an existing restricted stock unit incentive plan (the “RSU Plan”), as described under “Equity Compensation Plans—Description of the RSU Plan,” which was last approved by stockholders at the Company’s meeting held on September 18, 2025.

At the Meeting, stockholders and duly appointed proxyholders will be asked to vote for the confirmation and approval of certain amendments to the existing RSU Plan to make the changes described below (collectively, the “RSU Plan Amendments”). The principal changes between the existing RSU Plan and the amended and restated RSU Plan (the “Amended and Restated RSU Plan”) are as follows:

●	the maximum number of shares of common stock issuable thereunder is increased from 2,648,555 shares (being the number of shares of common stock, on a post-consolidation basis, that is equal to 10% of the issued and outstanding shares of common stock as at July 17, 2025) to 3,501,396 shares (being the number of shares of common stock that is equal to 7.5% of the issued and outstanding shares of common stock as at April 28, 2026);

●	in accordance with the policies of the Toronto Stock Exchange (the “TSX”), the aggregate insider participation limit has been clarified such that the maximum number of shares of common stock issued under the Amended and Restated RSU Plan and any other security based compensation plan of the Company during any 12-month period to insiders of the Company, as a group, will not exceed 10% of the issued and outstanding shares, calculated as at the date such RSU or other security based compensation is granted to any insider (under the existing provisions of the RSU Plan, the aggregate insider participation limit references the number of shares of common stock issuable, rather than issued, to insiders as a group);

●	the Amended and Restated RSU Plan does not include the 2% limit on issuances to consultants (under the existing RSU Plan, which was prepared in accordance with the requirements of the TSX Venture Exchange (the “TSX-V”), the maximum number of shares of common stock that could be granted or issued to any one consultant of the Company could not exceed 2% of the issued and outstanding shares of common stock on the date of such grant or issuance);

●	persons providing investor relations activities to the Company may be eligible to receive RSUs under the Amended and Restated RSU Plan (under the existing provisions of the RSU Plan, which was prepared in accordance with the requirements of the TSX-V, such persons were not eligible to participate);

●	removal of references to the Exchange Hold Period, as defined in TSX-V Policy 1.1 – Interpretation (under the existing terms of the RSU Plan, the Exchange Hold Period applies to certain persons, and where required, such persons’ securities certificates bear a legend restricting the sale of such securities until the expiry of the Exchange Hold Period);

●	the following amendments to the Amended and Restated RSU Plan can be made only with stockholder approval (under the existing RSU Plan, which was prepared in accordance with the requirements of the TSXV, disinterested stockholder approval is required): (i) removing or exceeding the 10% limit to Insider participation; (ii) increasing the maximum number of shares of common stock made available from treasury under the RSU Plan; (iii) extending the term of an RSU for the benefit of an insider; (iv) designating additional categories of Grantees; (v) permitting the transfer or assignment of an RSU other than for normal estate settlement purposes; or (vi) changing the amendment provisions; and

●	the amendment provisions in Section 5.2 of the Amended and Restated RSU Plan are clarified to specifically confirm that, among other things, amendments to the terms and conditions of the Amended and Restated RSU Plan necessary to ensure its compliance with applicable regulatory requirements (including those of the TSX) can be made by the Board without stockholder approval.

In addition to the foregoing principal changes, the Amended and Restated RSU Plan includes housekeeping amendments and such other amendments necessary to ensure such plan complies with the rules and requirements of the TSX as a result of the Company’s recent graduation from the TSX-V, including to:

●	clarify the definition of “Grantee” to include persons engaged to provide, on a bona fide basis, services to the Company (or an affiliate of the Company) for an initial, renewable or extended period of 12 months or more;

●	replace the existing definition of “Consultant” with the similar definition of “Service Provider”, each being the relevant term used by the TSX-V and the TSX, respectively, provided that such Service Provider must be a natural person in order to participate in the Amended and Restated Option Plan;

●	remove or replace certain references to “Disinterested Shareholder Approval” with references to stockholder approval, as applicable, reflecting differences between the policies of the TSX-V and the TSX; and

●	replace existing references to the TSX-V with references to the TSX.

The foregoing information is intended to be a brief description of the RSU Plan Amendments and is qualified in its entirety by the full text of the Amended and Restated RSU Plan attached hereto as Schedule B. The Amended and Restated RSU Plan was approved by the Board on May 11, 2026.

Directors, executive officers, employees and consultants of the Company or its subsidiaries are eligible to receive awards under the existing RSU Plan. Currently, there are 4 independent directors, 2 executive officers, 3 employees and 0 consultants that participate under the RSU Plan.

The Board has not granted any awards under the RSU Plan that are conditional on the approval of this resolution and there are no existing contractual obligations to issue awards under the RSU Plan that are contingent upon the approval of this resolution. Because the grant of awards under the RSU Plan is at the sole discretion of the Board and the Compensation Committee, it cannot currently be determined how many of such awards under the RSU Plan may be granted in the future (or would have been granted in the past fiscal year if such amendments were adopted at the beginning of the fiscal year) to any individual participant, all executive officers as a group, any associate of an executive officer, any consultant company of the Company or an affiliate of the Company, all consultant companies as a group, any employee of the Company or all employees as a group.

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Certain United States Federal Income Tax Consequences

The following is a brief summary of certain United States federal income tax consequences with respect to the grant of awards under the RSU Plan. This summary does not describe all federal income tax consequences, including the consequences of owning and selling shares of common stock, nor does it describe Canadian, state, local or foreign income tax consequences.

Scope of This Disclosure

This summary does not address the U.S. federal income tax consequences of participation in the RSU Plan by a non-U.S. Participant. For purposes of this summary, a “U.S. Participant” is a participant in the RSU Plan who is either a citizen of the U.S. or a resident alien of the U.S. for purposes of the Internal Revenue Code of 1986, as amended (the “Code”), and the Canada-U.S. Tax Convention. For purposes of this summary, a “non-U.S. Participant” is a participant in the RSU Plan who is not a U.S. Participant.

Tax Consequences with Respect to Awards of Restricted Stock Units

There are no tax consequences to a U.S. Participant or the Company by reason of the grant of restricted stock units under the RSU Plan. If an award is payable in shares of common stock that are subject to a substantial risk of forfeiture, unless a special election is made by the holder of the award under section 83(b) of the Code, the holder must recognize ordinary income equal to the fair market value of the shares of common stock received (determined as of the first time the shares of common stock become transferable or not subject to substantial risk of forfeiture, whichever occurs earlier).

The holder’s basis for the shares of common stock acquired under the RSU Plan will be the amount of ordinary income recognized either when the shares of common stock are received. The Company will generally be entitled at that time to a U.S. income tax deduction for the same amount, subject to the rules of Section 162(m) of the Code.

Change in Control

Depending on the terms of a U.S. Participant’s award agreement, upon a change in control of the Company, restrictions on a U.S. Participant’s award may lapse, or a U.S. Participant’s award may mature on an accelerated schedule. If this type of benefit, or other benefits and payments connected with a U.S. Participant’s award that result from a change in control of the Company, are granted to certain individuals (such as the Company’s executive officers), the benefits and payments may be deemed to be “parachute payments” within the meaning of Section 280G of the Code. Section 280G provides that if parachute payments to an individual equal or exceed three times the individual’s “base amount,” the excess of the parachute payments over one times the base amount will be subject to a 20% excise tax payable by the individual. Any amount that is subject to an excise tax is also not deductible by the Company. “Base amount” is the individual’s average annual compensation over the five taxable years preceding the taxable year in which the change in control occurs. Each U.S. Participant should consult his or her own tax advisor regarding potential tax liability upon a change in control of the Company.

Certain Special Rules

The foreign earned income exclusion provisions and the foreign tax credit provisions of the Code may, under certain circumstances, reduce the U.S. federal income tax liability of a U.S. Participant with respect to participation in the Plans. U.S. Participants should consult their own tax advisor regarding the foreign earned income exclusion provisions and the foreign tax credit provisions of the Code.

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Income Tax Deduction

Subject to the usual rules concerning reasonable compensation, including the Company’s obligation to withhold or otherwise collect certain income and payroll taxes, the Company may be entitled to a corresponding income tax deduction at the time a participant recognizes ordinary income from awards made under the RSU Plan. However, Section 162(m) of the Code prohibits publicly held corporations from deducting more than $1,000,000 per year in compensation paid to certain current and former named executive officers (the “covered executives”). Therefore, annual compensation paid to a covered executive in excess of $1,000,000 will generally not be deductible.

Amended and Restated RSU Plan Resolution

The TSX has conditionally approved the RSU Plan Amendments, subject to receipt from the Company of, among other things, evidence of approval from the Company’s stockholders. At the Meeting, the Company’s stockholders will be asked to consider and, if deemed advisable, to pass, with or without variation, an ordinary resolution approving the Amended and Restated RSU Plan (the “RSU Plan Resolution”). Should the RSU Plan Resolution not receive the required approval of the Company’s stockholders, the Amended and Restated RSU Plan will not be adopted, and the existing RSU Plan will remain in place.

The text of the RSU Plan Resolution is as follows:

“BE IT RESOLVED THAT, as an ordinary resolution:

1.	the proposed amendments to the restricted stock unit incentive plan (the “RSU Plan”) of Bunker Hill Mining Corp. (the “Company”), as more particularly described in the proxy statement of the Company dated May 12, 2026 (the “Proxy Statement”) be and are hereby authorized and approved, and the amended and restated RSU Plan (the “Amended and Restated RSU Plan”) in the form attached as Schedule “B” to the Proxy Statement be and is hereby ratified, confirmed and approved, subject to acceptance by the TSX or any other applicable regulatory authority;

2.	the Company be and is hereby authorized to grant restricted stock units pursuant to and subject to the terms and conditions of the Amended and Restated RSU Plan, entitling the grantees thereunder to purchase up to that number of shares of common stock of the Company that is equal to 7.5% of the issued and outstanding shares of common stock as at April 28, 2026;

3.	any director or officer of the Company be and is hereby authorized for and on behalf of the Company to further amend the Amended and Restated RSU Plan should such amendments be required by applicable regulatory authorities including, but not limited to, any Canadian stock exchange where the shares of common stock may be listed; and

4.	any one director or officer of the Company be and is hereby authorized and directed for and on behalf of the Company to execute or cause to be executed and to deliver or cause to be delivered any and all such declarations, agreements, documents and other instruments, and to do or cause to be done all such acts and things, as such director or officer may deem necessary or desirable to give effect to the foregoing resolution.”

Board Recommendation

The Board unanimously recommends that the Company’s stockholders vote “FOR” the RSU Plan Resolution.

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Vote Required for Approval

At the Meeting, stockholders and duly appointed proxyholders will be asked to approve the RSU Plan Amendments and, as a result, the adoption of the Amended and Restated RSU Plan. In order for the resolution described herein to pass, a simple majority of affirmative votes cast at the Meeting is required. The full text of the Amended and Restated RSU Plan is attached hereto as Schedule “B.”

Stockholders have the option to vote “FOR”, “AGAINST”, or “ABSTAIN” the RSU Plan Resolution. It is the intention of the Management Designees named in the enclosed form of proxy, if not expressly directed to the contrary in such form of proxy, to vote such proxies “FOR” the RSU Plan Resolution.

Because the RSU Plan Resolution will require the affirmative vote of the holders of a majority of the shares represented at the Meeting and entitled to vote on the matter, if you fail to vote or submit a proxy or fail to instruct your broker to vote (and your broker does not exercise its discretion to vote your shares on this matter) or vote to “ABSTAIN,” it will have the same effect of a vote “AGAINST” the RSU Plan Resolution, assuming that a quorum exists. Because the adoption of the RSU Plan Resolution is considered a non-routine matter and brokers will not be entitled to vote your shares in their discretion if no voting instructions are timely received, there will be broker non-votes with respect to this matter which will have the same effect as a vote “AGAINST” the adoption of the RSU Plan Resolution.

Item 5 — Approval of Amendments to the Stock Option Plan

The Board has adopted a rolling stock option plan (the “Option Plan”) as described under “Equity Compensation Plans—Description of the Option Plan,” pursuant to which the maximum number of shares of common stock that may be reserved for issuance thereunder from time to time shall not exceed 10% of the aggregate number of shares of common stock issued and outstanding from time to time. The Option Plan was last approved by stockholders at the meeting of stockholders held on September 18, 2025.

At the Meeting, the Company’s stockholders will be asked to consider and, if deemed advisable, to pass, with or without variation, an ordinary resolution ratifying and approving certain amendments (collectively, the “Option Plan Amendments”) to the existing Option Plan (the “Option Plan Resolution”). The principal changes between the existing Option Plan and the amended and restated Option Plan (the “Amended and Restated Option Plan”) are as follows:

●	the exercise price of each Option shall not be less than the closing price of the Company’s shares on the TSX (or such other stock exchange on which its shares are listed from time to time) at the time such Option is granted (under the existing Option Plan, the exercise price of each Option shall not be less than the closing price of the Company’s shares on the principal stock exchange on the trading day immediately preceding the day of the grant of such Option, less than applicable discounted permitted by the TSX-V, which discount is no longer applicable or permissible as a result of the Company’s graduation to the TSX);

●	removal of the vesting requirements and restrictions applicable to Options granted to persons conducting investor relations activities on behalf of the Company (under the existing Option Plan, which was prepared in accordance with the requirements of the TSX-V, Options granted to such persons must vest in stages over a 12-month period, with no more than 1/4 of Options vesting in any 3-month period);

●	removal of the requirement to obtain TSX-V approval for the acceleration of Options granted to persons conducting investor relations services on behalf of the Company;

●	in accordance with the policies of the TSX, the aggregate insider participation limit has been clarified such that the maximum number of shares of common stock issued under the Amended and Restated Option Plan and any other security based compensation plan of the Company during any 12-month period to insiders of the Company, as a group, will not exceed 10% of the issued and outstanding shares, calculated as at the date such Option or other security based compensation is granted to any insider (under the existing provisions of the Option Plan, the aggregate insider participation limit references the number of shares of common stock issuable, rather than issued, to insiders as a group);

●	removal of the 2% limit on issuances of shares to any one consultant pursuant to all security based compensation plans of the Company, including the Option Plan (under the existing Option Plan, which was prepared in accordance with the requirements of the TSX-V, the maximum number of shares of common stock that could be granted or issued to any one consultant of the Company could not exceed 2% of the issued and outstanding shares of common stock on the date of such grant or issuance);

●	removal of the 2% limit on issuances of shares, in the aggregate, to persons conducting investor relations activities on behalf of the Company pursuant to all security based compensation plans, including the Option Plan (under the existing Option Plan, which was prepared in accordance with the requirements of the TSX-V, the maximum number of shares of common stock that could be granted or issued to any one consultant of the Company could not exceed 2% of the issued and outstanding shares of common stock on the date of such grant or issuance);

●	removal of references to the Exchange Hold Period, as defined in TSX-V Policy 1.1 – Interpretation (under the existing terms of the Option Plan, the Exchange Hold Period applies to certain persons, and where required, such persons’ securities certificates bear a legend restricting the sale of such securities until the expiry of the Exchange Hold Period);

●	removal of the requirement for the Company to issue a news release on the same day of each Option grant or amendment (the terms of the existing Option Plan require a news release to be issued on the same day of grant of an Option to, or amendment of an existing Option previously granted to, a director, officer or person conducting investor relations activities on behalf of the Company, as required in accordance with the policies of the TSX-V); and

●	the amendment provisions in Section 3.12 of the Amended and Restated Option Plan are clarified to specifically confirm that, among other things, amendments to the terms and conditions of the Amended and Restated Option Plan necessary to ensure its compliance with applicable regulatory requirements (including those of the TSX) can be made by the Board without stockholder approval.

In addition to the foregoing principal changes, the Amended and Restated Option Plan includes housekeeping amendments and such other amendments necessary to ensure such plan complies with the rules and requirements of the TSX as a result of the Company’s recent graduation from the TSX-V, including to:

●	replace the existing definitions of “Consultant” and “Management Company Employee” with the similar definition of “Service Provider” (with the primary difference being that a Service Provider must be a natural person engaged to provide services, on a bona fide basis, for an initial, renewable or extended period of 12 months or more), with “Consultant” and “Service Provider” each being the relevant term used by the TSX-V and the TSX, respectively;

●	remove or replace certain references to “Disinterested Shareholder Approval” with references to stockholder approval, as applicable, reflecting differences between the policies of the TSX-V and the TSX; and

●	replace existing references to the TSX-V with references to the TSX.

The Amended and Restated Option Plan was approved by the Board on May 11, 2026. The TSX has conditionally approved the Option Plan Amendments, subject to receipt from the Company of, among other things, evidence of approval from the Company’s stockholders.

Should the Option Plan Resolution not receive the required approval of the Company’s stockholders, the Amended and Restated Option Plan will not be adopted, and the existing Option Plan will remain in place.

Directors, executive officers, employees and consultants of the Company or its subsidiaries are eligible to receive options under the existing Option Plan. Currently, there are 0 directors, 0 executive officers, 3 employees and 2 consultants that participate under the Option Plan.

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The Board has not granted any options under the Option Plan that are conditional on the approval of this resolution and there are no existing contractual obligations to issue options under the Option Plan that are contingent upon the approval of this resolution. Because the grant of options under the Option Plan is at the sole discretion of the Board and the Compensation Committee, it cannot currently be determined how many of such options under the Option Plan may be granted in the future (or would have been granted in the past fiscal year if such amendments were adopted at the beginning of the fiscal year) to any individual participant, all executive officers as a group, any associate of an executive officer, any consultant company of the Company or an affiliate of the Company, all consultant companies as a group, any employee of the Company or all employees as a group.

Certain United States Federal Income Tax Consequences

The following is a brief summary of certain United States federal income tax consequences with respect to the issuance and exercise of options granted under the Option Plan. This summary does not describe all federal tax consequences, including the consequences of owning and selling the Common Shares, nor does it describe Canadian, state, local or foreign tax consequences.

Scope of This Disclosure

This summary does not address the U.S. federal income tax consequences of participation in the Option Plan by a non-U.S. Participant. For purposes of this summary, a “U.S. Participant” is a participant in the Option Plan who is either a citizen of the U.S. or a resident alien of the U.S. for purposes of the Internal Revenue Code of 1986, as amended (the “Code”), and the Canada-U.S. Tax Convention. For purposes of this summary, a “non-U.S. Participant” is a participant in the Stock Option Plan who is not a U.S. Participant.

Tax Consequences with Respect to Options

The following is a summary of certain anticipated material U.S. federal income tax consequences with respect to options granted pursuant to the Option Plan. This summary is based on the Code, Treasury Regulations, published IRS rulings, published administrative positions of the IRS. The options granted under the Option Plan are not intended to qualify as “incentive stock options” under Section 422 of the Code. Accordingly, the options should be treated as “non-qualified stock options”. In general, the following tax consequences will apply to U.S. Participants:

●	Grant. U.S. Participants will not recognize any taxable income at the time an option is granted.
●	Exercise. Upon the exercise of an option, exercising U.S. Participants will recognize ordinary income in the amount by which the fair market value of the shares of common stock at the time of exercise exceeds the option exercise price, and Company generally will be entitled at that time to an income tax deduction for the same amount. If a U.S. Participant is an employee or former employee this income may be subject to income and payroll tax withholding.
●	Tax Basis of the Acquired Shares of Common Stock. If a U.S. Participant pays the exercise price in cash, the U.S. Participant’s original tax basis in the Common Shares received upon exercise will equal the sum of (1) the option exercise price plus (2) the amount such a U.S. Participant is required to recognize as income as a result of the exercise. If the U.S. Participant pays the exercise price by tendering other shares of common stock, the U.S. Participant will not recognize gain or loss on the tendered shares of common stock, but the original tax basis for an equal number of shares of common stock acquired upon exercise of the option will be the same as the adjusted tax basis for the tendered shares of common stock. The remaining acquired shares of common stock will have an original tax basis equal to (a) the sum of the amount of the exercise price paid in cash, if any, plus (b) any amount the U.S. Participant is required to recognize as income as a result of the option exercise.
●	Holding Period. The holding period for shares of common stock acquired upon exercise of an option, for purposes of determining whether any capital gain or loss on a holder’s subsequent sale is long-term or short-term, shall begin at the time of the exercise of the option (or, in the case of an officer or director who does not make the Section 83(b) election described below, on the date up to six months later when ordinary income is recognized).

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U.S. Participants Subject to Section 16(b) of the Securities Exchange Act

If a U.S. Participant is an executive officer or director subject to Section 16(b) of the Securities Exchange Act of 1934, any shares of common stock received upon exercise of an option may, in certain circumstances, be treated as restricted property for purposes of Section 83 of the Code. In that case, such U.S. Participant may be deemed to have acquired the shares of common stock at a date up to six months after the date of exercise, and such U.S. Participant will recognize (and be taxed on) ordinary income as of the later date, rather than as of the date of exercise. However, Section 83(b) of the Code allows a U.S. Participant to elect to recognize ordinary income as of the date of exercise, without regard to Section 16(b) restrictions. The U.S. Participant must make the election in the manner specified in Section 83(b) within 30 days after the shares of common stock are paid out. If (1) the shares of common stock paid out are treated as restricted property for purposes of Section 83 of the Code because of the application of Section 16(b) of the Securities Exchange Act of 1934 and (2) the U.S. Participant does not make a Section 83(b) election within the required time period, the U.S. Participant will recognize and be taxed on ordinary income in the amount of the fair market value of the shares of common stock at the later date, rather than recognizing, and being taxed on, ordinary income in the amount of the fair market value of the shares of common stock on the exercise date.

Certain Special Rules

The foreign earned income exclusion provisions and the foreign tax credit provisions of the Code may, under certain circumstances, reduce the U.S. federal income tax liability of a U.S. Participant with respect to participation in the Option Plan. U.S. Participants should consult their own tax advisor regarding the foreign earned income exclusion provisions and the foreign tax credit provisions of the Code.

Income Tax Deduction

Subject to the usual rules concerning reasonable compensation, including the Company’s obligation to withhold or otherwise collect certain income and payroll taxes, the Company may be entitled to a corresponding income tax deduction at the time a participant recognizes ordinary income from awards made under the Option Plan. However, Section 162(m) of the Code prohibits publicly held corporations from deducting more than $1,000,000 per year in compensation paid to certain current and former named executive officers (the “covered executives”). Therefore, annual compensation paid to a covered executive in excess of $1,000,000 will generally not be deductible.

Option Plan Resolution

Should the Option Plan Resolution not receive the required approval of the Company’s stockholders, the Amended and Restated Option Plan will not be adopted, and the existing Option Plan will remain in place.

The text of the Option Plan Resolution is as follows:

“BE IT RESOLVED THAT, as an ordinary resolution:

1.	the proposed amendments to the stock option plan (the “Option Plan”) of Bunker Hill Mining Corp. (the “Company”), as more particularly described in the proxy statement of the Company dated May 12, 2026 (the “Proxy Statement”) be and are hereby authorized and approved, and the amended and restated Option Plan (the “Amended and Restated Option Plan”) in the form attached as Schedule “C” to the Proxy Statement be and is hereby ratified, confirmed and approved, subject to acceptance by the TSX or any other applicable regulatory authority;

2.	the Company be and is hereby authorized to grant stock options pursuant to and subject to the terms and conditions of the Amended and Restated Option Plan, entitling option holders to purchase up to that number of shares of common stock of the Company that is equal to 10% of the issued and outstanding shares of common stock at the time of the grant; and

3.	any one director or officer of the Company is hereby authorized and directed for and on behalf of the Company to execute or cause to be executed and to deliver or cause to be delivered all such declarations, agreements, documents and other instruments, and to do or cause to be done all such acts and things, as such director or officer may deem necessary or desirable to give effect to the foregoing resolution.”

Board Recommendation

The Board unanimously recommends that the Company’s stockholders vote “FOR” the Option Plan Resolution.

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Vote Required for Approval

At the Meeting, stockholders and duly appointed proxyholders will be asked to ratify and approve the Option Plan Amendments and, as a result, the adoption of the Amended and Restated Option Plan. In order for the resolution described herein to pass, a simple majority of affirmative votes cast at the Meeting is required. The full text of the Amended and Restated Option Plan is attached hereto as Schedule “C.”

Stockholders have the option to vote “FOR”, “AGAINST” or “ABSTAIN” the Option Plan Resolution. It is the intention of the Management Designees named in the enclosed form of proxy, if not expressly directed to the contrary in such form of proxy, to vote such proxies “FOR” the Option Plan Resolution.

Because the Option Plan Resolution will require the affirmative vote of the holders of a majority of the shares represented at the Meeting and entitled to vote on the matter, if you fail to vote or submit a proxy or fail to instruct your broker to vote or vote to “ABSTAIN,” it will have the same effect of a vote “AGAINST” the Option Plan Resolution, assuming that a quorum exists. Because the adoption of the Option Plan Resolutions is considered a non-routine matter and brokers will not be entitled to vote your shares in their discretion if no voting instructions are timely received, there will be broker non-votes with respect to this matter which will have the same effect as a vote “AGAINST” the adoption of the Option Plan Resolution.

Item 6 — Non-Binding Advisory Resolution to Approve the Compensation of the Company’s Named Executive Officers

Background

Pursuant to Section 951 of the Dodd–Frank Act, the Company’s stockholders are being asked to approve, on a non-binding advisory basis, the compensation of the Company’s NEOs (as defined below) disclosed in this proxy statement in accordance with SEC rules (the “Say-on-Pay Resolution”). This is commonly referred to as a “say-on-pay” vote, as it gives the stockholders the opportunity to communicate to the Compensation Committee and the Board their views on the compensation of the Company’s NEOs. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s NEOs and the compensation policies and practices described in this Proxy Statement. Companies subject to the “say-on-pay” rules are required to hold a stockholder vote at least once every six calendar years to determine the frequency of the say-on-pay vote — annually, biennially or triennially. In 2024, our stockholders selected, on a non-binding advisory basis, “every year” as the preferred frequency for voting on the compensation of our NEOs.

The “say-on-pay” vote is advisory only and, therefore, is not binding on the Company, the Compensation Committee, or the Board, and will not be construed as overruling a decision by, or creating or implying any fiduciary duty for, the Company, the Compensation Committee, or the Board. Although the vote is non-binding, the Compensation Committee, which is responsible generally for designing and administering the Company’s executive compensation program, and the Board, values the opinions expressed by stockholders in their vote on this proposal and will review the voting results, seek to determine the reasons for such results, and take such feedback into consideration when making future compensation decisions for the Company’s executive officers.

Our executive compensation program is heavily weighted toward performance and links our executives’ pay to the achievement of the Company’s current and long-term strategic projects. Please see the “Statement of Executive and Director Compensation—Executive Compensation Discussion and Analysis” section below for detailed information regarding the current compensation program for the Company’s NEOs. We believe that our executive compensation program appropriately incentivizes and rewards our executive team and effectively promotes the interests of both the Company and our stockholders.

Say-on-Pay Resolution

The text of the resolution for the Say-on-Pay Resolution is as follows:

“BE IT RESOLVED THAT, as an ordinary resolution:

the stockholders approve, on an advisory basis, the compensation of the named executive officers as disclosed in the proxy statement for the Meeting pursuant to the executive compensation disclosure rules of the SEC, which proxy statement includes the compensation tables and the narrative discussion that accompanies the compensation tables.”

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Board Recommendation

The Board unanimously recommends that the Company’s stockholders vote “FOR” the proposal to approve, on a non-binding advisory basis, the compensation of the Company’s NEOs.

Vote Required for Approval

Approval of the Say-on-Pay Resolution will require the affirmative vote of the holders of a majority of the shares represented at the Meeting and entitled to vote on the matter, assuming that a quorum exists.

Stockholders have the option to vote “FOR”, “AGAINST”, or “ABSTAIN” the Say-on-Pay Resolution. It is the intention of the Management Designees named in the enclosed form of proxy, if not expressly directed to the contrary in such form of proxy, to vote such proxies “FOR” the Say-on-Pay Resolution.

Because the Say-on-Pay Resolution will require the affirmative vote of the holders of a majority of the shares represented at the Meeting and entitled to vote on the matter, an abstention with respect to such vote will have the same effect as a vote “AGAINST” the Say-on-Pay Resolution, assuming that a quorum exists. Because the adoption of the Say-on-Pay Resolution is considered a non-routine matter and brokers will not be entitled to vote your shares in their discretion if no voting instructions are timely received, there will be broker non-votes with respect to this matter which will have the same effect as a vote “AGAINST” the adoption of the Say-on-Pay Resolution.

STATEMENT OF EXECUTIVE AND DIRECTOR COMPENSATION

Executive Compensation Discussion and Analysis

Introduction

The purpose of this compensation discussion and analysis (“CD&A”) is to provide information about the Company’s executive compensation philosophy, objectives, and processes and to discuss compensation decisions relating to our named executive officers for the most recently completed fiscal year ended on December 31, 2025 (the “2025 Fiscal Year”).

The Company had three individuals who qualified as named executive officers for the 2025 Fiscal Year as follows (collectively, the “NEOs”):

Name	Position
Richard Williams	Executive Chairman
Sam Ash	President and CEO
Gerbrand van Heerden	Former CFO and Corporate Secretary

See “Item 3—Election of Directors—Biographies of Director Nominees” for biographical information concerning Mr. Williams.

See “Item 3—Election of Directors—Biographies of Director Nominees” for biographical information concerning Mr. Ash.

Gerbrand van Heerden (age 48) is the Company’s former Chief Financial Officer and Corporate Secretary. Gerbrand is a mining company CFO with over 20 years of experience in the mining industry. From May 2020 to October 2023, Mr. van Heerden served as the Chief Financial Officer of BMC Minerals Limited. From November 2017 to May 2020, he served in various roles at Trevali Mining Corporation, including as Chief Financial Officer and Senior Vice President of Business Development/Finance. From March 2013 to October 2017, Mr. van Heerden served as the Chief Financial Officer of Rosh Pinah Zinc Corporation (Proprietary) Limited, a subsidiary of Glencore Plc. From October 2005 to March 2013, he served in various roles at Metorex Limited, including as General Manager of Metorex Commercial Services, a finance executive, and as Group Financial Controller. Mr. van Heerden started his professional career as a Tax and Assurance Manager with Deloitte. He is a CPA registered with the Chartered Professional Accountants of British Columbia and a CA(SA) registered in South Africa and holds a Bachelor of Commerce (Honors) Degree in Accounting from the University of Johannesburg.

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Compensation Committee

The Board established the Compensation Committee to review and recommend compensation policies and programs to the Company as well as salary and benefit levels for its executives. The Chair of the Compensation Committee is Mark Cruise, with Kelli Kast and Pamela Saxton as the current members, all of whom are independent directors, including pursuant to sections 803A and 803(c)(1) of the NYSE American Company Guide. The charter for the Compensation Committee is available on the Company’s website www.bunkerhillmining.com.

The Board and the Compensation Committee have updated the Company’s overall compensation plan (the “Compensation Plan”) to reflect industry best practices and ensure that executive compensation drives successful execution of the Company’s strategy, thereby ensuring alignment with the interests of the stockholders.

The Compensation Committee meets on compensation matters as often as required to fulfill its duties. Management plays a key role in compensation policy decisions by making recommendations to the Compensation Committee.

The Compensation Committee is also involved in setting and reviewing non-executive director compensation by reviewing and recommending to the Board for approval the annual director retainer, additional committee chair retainers, the value of any equity compensation and how such equity compensation will be provided.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee was, during the fiscal year ended December 31, 2025, an officer or employee of the Company, and no such member has ever served as an officer of the Company. During the fiscal year ended December 31, 2025, none of our executive officers served as a director or member of the compensation committee (or other committee serving an equivalent function) of any other entity whose executive officers served on our Compensation Committee or the Board.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the CD&A with management and, based on such review and discussions, has recommended to the Board that the CD&A be included in this Proxy Statement.

Respectfully submitted by the Compensation Committee of the Board of Directors,

Mark Cruise (Chair)
Kelli Kast
Pamela Saxton

Compensation Philosophy

The goal of the executive compensation philosophy at Bunker Hill is to attract, motivate and retain the management team to attain and exceed performance expectations. The Company’s compensation practices are based on a pay-for-performance philosophy in which assessment of performance is based on the Company’s financial and operational performance as well as individual contributions all benchmarked against peers. To that end, the compensation program rewards each executive based on corporate and individual performance and incentivizes them to drive the organization’s growth in a sustainable and prudent way.

Compensation Plan

The following key principles underpin the Compensation Plan:

●	the need to attract, retain, motivate and engage high-caliber talent whose expertise, skills and performance are critical to the Company’s success;

●	the need to align employee interests with the business objectives of Bunker Hill;

●	the need to focus employees on the key business factors that will drive shareholder value;

●	the need to align compensation with Bunker Hill’s corporate strategy and financial interests as well as the long-term interests of Bunker Hill’s stakeholders; and

●	compensation should be fair and reasonable to stockholders and be set with reference to the local market and similar positions in comparable companies.

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Compensation Review Process

The Compensation Committee is tasked with the responsibility of, among other things, recommending to the Board compensation policies and guidelines for the Company and for implementing and overseeing compensation policies approved by the Board. Since 2021, the Compensation Committee has been assisted by an independent compensation consultant, Global Governance Advisors (“GGA”), who conducts pay benchmarking for executive as well as non-employee director positions against peer companies and the broader mining industry. GGA also provides advice to the Compensation Committee on short- and long-term incentive plan design, share ownership guidelines, severance trends, and compensation and governance disclosure. As part of its work, GGA provides recommendations and guidance to the Compensation Committee on setting appropriate remuneration levels and creating an appropriate compensation structure for selected senior employees within the Company. Additionally, in assessing compensation levels, the Compensation Committee relies on the experience of its members as officers, directors and advisors of other publicly traded mining companies. The purpose of the compensation assessment process is to:

●	understand the competitiveness of current pay levels for each executive position relative to similar mining companies;

●	identify and understand any gaps that may exist between the Company’s overall compensation structure and the compensation paid by peers and the broader mining industry; and

●	establish a basis for developing salary adjustments and short-term and long-term incentive awards.

The Compensation Committee reviews on an annual basis the cash compensation, performance, incentive equity and overall compensation package of each executive officer, including our NEOs. It then submits to the Board recommendations for each executive officer regarding base salary, short-term incentive, and long-term incentive grants under the Option Plan, RSU Plan, and/or the DSU Plan (as defined below).

The Compensation Committee is required to pre-approve any compensation-related engagements by GGA. Although management of the Company may work with GGA on compensation specifics, GGA reports directly to the Compensation Committee in all engagements undertaken. The Company incurred the following fees for GGA’s work over the past two years:

Year	Executive Compensation-Related Fees	All Other Fees
2025	C$41,656	Nil
2024	C$34,327	Nil

During 2025, the Compensation Committee engaged GGA to review the Company’s peer group as well as provide a comprehensive compensation benchmark analysis for its four highest paid employees and non-employee directors against the approved peer group.

In 2025, GGA was engaged to review the Company’s executive employment agreements and develop internal reporting material as it relates to the current value of compensation held by executives, for review by the Compensation Committee.

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Peer Group

The Company uses the following criteria when determining appropriate peers for benchmarking compensation levels and design in the marketplace:

●	companies of a similar size to Bunker Hill, primarily from a “market cap” perspective, but also considering other factors such as “total assets”;

●	companies with operations in similar geographical locations to Bunker Hill (i.e., Idaho, North America) to account for geographic risk;

●	companies primarily mining for base and/or precious metals;

●	companies who are small producers or in the advanced development phase with manageable capital expenditures;

●	companies with a similar business strategy and scope of operations to Bunker Hill being a single asset developer and focused on sustainable mining; and

●	publicly traded companies on major North American exchanges.

The peer group defines the competitive market, which the Company uses to guide executive compensation design and pay levels. Based on the criteria listed above, the following peer group was used to benchmark compensation for 2025 (the “2025 Peer Group”) for the purpose of evaluating the competitiveness of the Company’s executive, senior management and non-employee director compensation levels and designs:

2025 Peer Group
●	Americas Gold & Silver Corporation	●	Excelsior Mining Corp.	●	Paramount Gold Nevada Corp.
●	Arizona Metals Corp.	●	Fireweed Metals Corp.	●	Perpetua Resources Corp.
●	Arizona Sonoran Copper Company	●	Foran Mining Corp.	●	Revival Gold Inc.
●	Century Lithium Corp.	●	Idaho Strategic Resources Inc.	●	Titan Mining Corp.
●	Electra Battery Materials Corp.	●	Integra Resources Corp.	●	U.S. Gold Corp.
●	Nevada Copper Corp.	●	Liberty Gold Corp.

In addition to the peer group outlined above, for additional context the Company also evaluated global mining industry data for companies of a similar size from a “total assets” perspective from GGA’s Global Mining compensation database in addition to other publicly available third-party surveys to provide an overview of broader market trends and practices.

Compensation Risk Considerations

The Compensation Committee considers the implications of the risks associated with the Company’s compensation policies and practices and has concluded that, given the nature of the Company’s business and the role of the Compensation Committee in overseeing the Company’s executive compensation practices, the compensation policies and practices do not serve to encourage our NEOs to take inappropriate or excessive risks, and no risks were identified arising from the Company’s compensation policies and practices that are reasonably likely to have a material adverse effect on the Company.

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2025 Company Highlights

2025 Key Developments

During 2025, the Company completed a major restructuring of its balance sheet, including the conversion of certain outstanding debt into equity, and the modification of certain existing royalty and stream financing arrangements with Sprott Streaming and Royalty Corp. (together with its affiliates, “Sprott”) and also the issuance of 19,527,594 common shares in two private placements for net proceeds of $61,803,983 (the “2025 Private Placements”). The 2025 Private Placements proceeds included the net proceeds from the settlement of certain amounts owing to creditors, insiders and contractors through the issuance of common shares. Teck Resources Limited (together with its affiliates, “Teck”) participated in the 2025 Private Placements and, as a result, became a related party alongside Sprott, holding more than 10% of the Company’s common stock. Concurrent with the balance sheet restructuring in 2025, the Company focused on executing its mine restart plan, prioritizing safety, environmental stewardship, infrastructure readiness, technical de-risking, and organizational development. Key milestones met during 2025 included:

Safety Leadership, Environmental Management and Community Engagement

●	Closed 2025 with zero Lost Time Injuries (LTIs), marking the third consecutive year without an LTI.
●	Continued 100% compliance with all environmental permits, a critical standard in all jurisdictions and particularly imperative within a U.S. Superfund site.
●	Secured necessary permits from state and federal regulators for operations to restart.
●	Welcomed local stakeholders and investors to the site through community days and on-site tours, reinforcing transparency, engagement, and confidence in the Company’s development strategy.

Geology, Engineering, and Mine Planning - Optimizing the restart plan, increasing the silver content

●	Collaborated with VRIFY AI-Assisted Mineral Discovery Platform to target higher-grade silver mineralization. The collaboration leverages AI-driven integration of extensive historical and modern datasets to refine geological models, identify structural and grade controls, and prioritize drill targets with potential to add higher-grade silver ounces near existing infrastructure.
●	Updated Mine plan to prioritize improved operating margins by targeting higher silver extraction rates.
●	Completed metallurgical test work focused on ensuring marketable concentrate grades while maximizing payable recoveries of silver, lead, and zinc. Overall recoveries estimate confirmed at 89% for silver, 87% for lead, and 92% for zinc.
●	Accelerated Bunker Hill Mine’s Operational Readiness program with multiple critical workstreams advancing in parallel to support a disciplined transition into operations. The program is focused on strengthening organizational capability, finalizing operating and maintenance systems, and embedding safety and reliability ahead of start-up, with the objective of reducing execution risk and positioning the operation for a stable and efficient ramp-up.
●	Acquired the former Ranger Paige Mine property located immediately adjacent to the Bunker Hill Mine increasing the size of the Company’s mineral claim package by approximately 1,205 acres (4.8 km²)

Underground Mine – Preparation for Mining

●	Continued underground rehabilitation and access development, ensuring connectivity between the Russell Portal, mining areas and historic workings.
●	Completed significant advancements in ventilation, ground support, communications, and water management systems have been achieved, including ramp access to the Russell Portal at the 8-3 level, ensuring access to the first three years of ore.
●	Continued ongoing refurbishment and readiness work at the surface infrastructure at Wardner in preparation for commissioning activities.
●	Accelerated of ramp development to 9-Level to access additional silver exploration opportunities.
●	Executed a lease-to-own contract with Caterpillar to upgrade the underground mining equipment fleet.

Surface Facilities – Final construction and start of commissioning

●	Advanced the processing plant construction and commissioning to 88% completion at year end 2025, with phased commissioning starting in January 2026: on track to support an expected mine restart in H1|26.
●	Advanced Tailings Filter Press construction and commissioning to 56% complete at year end 2025, and on track to support a planned mine restart in H1|26. Superstructure in place, ready to have Metso install the Filter Press in the first quarter of 2026.

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Debt Facility

On January 17, 2025, the Company drew $5,000,000 on the Sprott debt facility. As consideration for Sprott advancing the facility, the Company granted a royalty for 0.5% of life-of-mine gross revenue from mining claims considered to be historically worked, contiguous to current accessible underground development, and covered by the Company’s 2021 ground geophysical survey. A 0.35% rate will apply to claims outside of these areas.

On January 31, 2025, the Company drew $6,000,000 on the Sprott debt facility.

June 2025 Equity Raise and Debt Restructuring

On June 5, 2025, the Company completed the first of the 2025 private placements with a brokered private placement (the “Brokered Offering”) for aggregate cash consideration of approximately $6,200,000, which included participation by Sprott, and concurrent non-brokered private placement (the “Non-Brokered Offering” and together with the Brokered Offering, collectively, the “Equity Offerings”) with Teck for approximately $20,500,000. As part of the Equity Offerings, we issued an aggregate of our 7,206,165 units (“Units”) at a price of C$5.25 (or the U.S. Dollar equivalent thereof) per Unit (the “Offering Price”). Each Unit issued under the Equity Offerings consisted of one share of our common stock and one-half of one Warrant. Each whole Warrant is exercisable to acquire one additional share of our common stock (a “Warrant Share”) at a price of C$8.75 per Warrant Share for a period of three years following the date of issuance, subject to customary adjustments.

Capital Restructuring Transactions

Concurrently with the closing of the June Equity Offering, we closed capital restructuring transactions, including the conversion into equity of certain outstanding debt, and the modification of certain existing royalty and stream financing arrangements with Sprott, as set forth in the recapitalization agreement, dated as of June 5, 2025, by and among us, our wholly-owned subsidiary Silver Valley Metals Corp. (formerly American Zinc Corp.) (“Silver Valley”), Sprott Streaming, Teck, and Monetary Metals (the “Recapitalization Agreement”) and as further discussed below.

September 2025 Equity Raise

On September 29, 2025, the Company completed a “bought deal” private placement (the “September 2025 Offering”) for aggregate cash consideration of $37,378,645, which included participation by Teck for $19,494,060.

As part of the September 2025 Offering, we issued an aggregate of 12,321,429 Units at a price of $3.05 per Unit. Each Unit consists of one share of our common stock and one Warrant. Each Warrant entitled the holder thereof to purchase one Warrant Share at an exercise price of C$5.95 per Warrant Share for 60 months after issuance. In connection with the closing of the September 2025 Offering, the Company paid a syndicate of underwriters (the “Underwriters”) aggregate cash fees in the amounts of C$1,437,808 and $1,175,985 and issued to the Underwriters an aggregate of 713,191 non-transferrable compensation options (the “Compensation Options”), representing (i) 6% of the gross proceeds of the September 2025 Offering, other than the gross proceeds raised from certain sales pursuant to a president’s list (the “President’s List Sales”); and (ii) 3.0% of the gross proceeds raised from President’s List Sales. Each Compensation Option is exercisable to acquire one share of common stock of the Company at a price of C$4.20 per share at any time on or before September 29, 2027, less any amount of cash fees and Compensation Options paid and issued to a finder. In addition, the Company paid a finder a cash fee of C$52,005, representing 3.333% of the gross proceeds of the Canadian dollar-denominated portion of the September 2025 Offering from subscribers introduced by such finder to the Company (the “Introduced Subscribers”), and issued to certain principals of such finder an aggregate of 520,052 Compensation Options, representing 4.0% of the Units sold under the September 2025 Offering to the Introduced Subscribers.

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Silver Loan

On November 10, 2025, the Company closed the sixth tranche of the Silver Loan in the principal amount of $2,521,215, being the number of US dollars equal to 50,384 ounces of silver. After deduction of financing costs and the three months ending November 8, 2025 interest payment on 1,098,399 ounces, the Company received $nil.

Ranger Page Property Purchase

On December 12, 2025, we entered into an asset purchase agreement with Silver Dollar Resources (Idaho) Inc., a subsidiary of Silver Dollar Resources Inc. (“Silver Dollar”), to acquire the Ranger Page property which includes, six past-producing underground high-grade silver-lead-zinc mines located immediately adjacent to and to the west of the Bunker Hill Mine in the prolific Silver Valley mining district of Idaho, USA. The Company acquired the properties for total consideration of approximately $4,200,000 comprised of 666,667 shares of Bunker Hill’s common stock, subject to the below contractual escrow.

Release Date	Payment Shares Release to Vendor Parent from Contractual Escrow
6-month anniversary from December 11, 2025	66,667 Payment Shares
9-month anniversary December 11, 2025	66,667 Payment Shares
12-month anniversary of December 11, 2025	Balance of the Payment Shares (533,334 Payment Shares)

Compensation Components

The following compensation elements are available to Bunker Hill’s executive officers:

●	Annual Base Salary. Targeted at or slightly above the median of the peer group and determined by each executive’s experience, expertise, performance and expected contribution to Bunker Hill, with reference to relevant market data. Salaries may be increased as required based on changes in overall responsibilities, individual contribution or changes in the overall marketplace for talent.

●	Short-Term Incentive (“STIP”). Variable component intended to reward eligible employees for achieving annual corporate performance against stated objectives, as described in an annual corporate scorecard, and an employee’s individual achievement of key objectives, as outlined in an individual annual scorecard, each approved by the Board. Performance and targets may be both quantitative and qualitative in nature. STIP is usually paid in cash, although it may be paid as a mix of cash and RSUs as determined by the Compensation Committee.

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●	Long-Term Incentive (“LTIP”). Intended to assist Bunker Hill in attracting and retaining the critical talent needed to achieve the Company’s long-term strategic objectives. LTIP also aids in promoting greater share ownership by executives in the Company over time through a mixture of RSUs, deferred share units (“DSUs”) and Options.

●	Employee Benefits. As appropriate to align with general market practices. Employee benefits are not intended to make-up a large portion of an executive’s compensation package as the philosophy at Bunker Hill is to reward executives primarily through a performed-driven compensation package where most of the compensation is “at risk” and related to the achievement of performance targets.

Base Salary

In determining annual base salaries of NEOs, the Board, with the recommendation of the Compensation Committee, considered the following factors:

●	current competitive market and economic conditions;

●	compensation levels within the peer group;

●	company performance both in absolute terms as well as relative to peers;

●	affordability for the Company; and

●	the particular skills and expected contribution of each NEO.

The annual base salary for each NEO in the 2025 fiscal year was as follows:

Name of NEO	Position	2024 Base Salary	2025 Base Salary
Richard Williams	Executive Chairman	$300,000	$300,000
Sam Ash	President and CEO	$325,000	$325,000
Gerbrand van Heerden	Former CFO and Corporate Secretary	$312,000	$312,000

In January 2026, the Compensation Committee approved a base salary adjustment for Mr. Williams and Mr. Ash of the NEOs in recognition of the following: (a) competitive increases in peer benchmarking; (b) performance based upon goals.

Name of NEO	Position	2025 Base Salary	2026 Base Salary
Richard Williams	Executive Chairman	$300,000	$350,000
Sam Ash	President and CEO	$325,000	$340,000

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2025 Corporate Scorecard

In line with industry best practice, the Company records its performance making use of a comprehensive, balanced and rigorous corporate scorecard. The corporate scorecard with regard to 2025 performance is outlined below:

2025 Bunker Hill Company Scorecard
Category	Metric	Measure
		Threshold (50%)	Target (100%)	Max (150%)
Sustainability & Impact (15%) LTI–Loss Time Injury RI–Reportable Injury SS citation–Serious & Substantial	Health & Safety Total Recordable Injury Frequency (“TRIF”) (3%)	1-LTI, >1 RI <50% SS citations	0-LTI, 1 RI <25% SS citations	0-LTI, 0-RI <10% SS citations
	Health & Safety FRCS (2%)	● Design and rollout a fatal risk control standard (“FRCS”) and ensure measures are effective for top 10 fatal risks (target: 10, maximum: 15)
Environment and Permitting (10%)

●      License obligations maintained.

●      Secure modified settlement agreement with EPA by 01 Nov, in ways that ensure deferral or removal of the historic Water Treatment obligations

●      Secure all project construction and operating permits by EOY, and with no negative impact on project budget or timetable.

●      Wardner ‘capping’ approval secured

Project Delivery (40%)		Target (100%)		Max (150%)
	Process Plant (10%)	● Achieve > 87% Plant completion ● Plant is energized ● pre-commissioning activities underway		Achieve this at >10% under budget >92% plant completion
	Tailings Filter Press (10%)	● Achieve > 60% Plant completion ● All structured concrete foundations in place ● Filter press being installed		Achieve this at >10% under budget >70% plant completion filter press fully set
	Wardner Mine Base (5%)	● Paste plant silo & pump on site ● Paste plant foundations poured ● Paste plant shipped		Achieve this at >10% under budget
	Operational Readiness (5%)	● Ops Readiness Manager in post ● Clear Ops Readiness plan with targets, timeline and budget in place, with execution started.		N/A
Balance Sheet and Financing (30%)	Secure $60m of Equity (10%)	● $40 million from Teck ● $20 million from public markets		Secure this by end of H1
	Restructure Sprott Debt (10%)	● Materially Reduce GRR (Royalty + Stream) ● Materially reduce total debt		Secure this by end of H1
	Restructure Third Party Loans (10%)	● Ensure no interest payments by new cash before 2027 ● Spread settlement over 2028-2029		Secure this by end of H1
Organization and Cultural Development (7.5%)	Corporate System (2.5%)	● Uplist to NYSE American by EOY ● Uplist to TSX by EOY		N/A
	Management System (2.5%)	● Operate an effective and transparent monthly budget and forecasting system by EOY		Achieve this by end of H1
	Technical Team Staffing (2.5%)	● Recruit/ retain Technical Services Manager ● Recruit / retain in-house mine planning engineer ● Recruit/retain in-house Geology Manager		Achieve this by end of H1
Growth and Optimization (7.5%)	Resource and Reserve Update (2.5%)	● Issue updated Resource and Reserve statement by EOY		Demonstrate potential to increase total resources by > 1Mt
	Exploration (2.5%)	● Add additional higher-grade Galena (Silver-Lead) tons into the 2026 and 2027 mine plans		Achieve by end of H1
	M&A (2.5%)	● Set up local, value-enhancing M&A by EOY		N/A

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Having reviewed the corporate performance in 2025, the following scores were awarded by the Board based upon the achievements highlighted above:

2025 Bunker Hill Company Scorecard—Results
Section	Metric	Score	Comment
Sustainability & Impact (15%) LTI–Loss Time Injury RI–Reportable Injury SS citation–Serious & Substantial	Health & Safety TRIF (3%)	4.5%	Maximum TRIF performance achieved
	Health & Safety FRCS (2%)	2%	All 10 Fatal Risk measures rolled out
	Environment and Permitting (10%)	5%	● No modified EPA agreement by EOY ● All project construction and operating permits were secured in the year ● No Wardner ‘capping’ approval
	Section Total (/15)	11.5%
Project Delivery (40%)	Processing Plant (10%)	10%	● Achieved > 87% plant completion ● Plant was energized in 2025 ● Pre-commissioning activities commenced in 2025
	Tailings Filter Press (10%)	7%	● Achieved > 60% plant completion ● All structural concrete foundations in place ● Filter press not installed until 2026
	Underground Development (10%)	3%	● First sills were developed ● No ore stockpiled in 2025
	Wardner Mine Base (5%)	0%	● Paste Plant silo & pump not on site by year-end ● Paste Plant foundations poured in 2026 ● Paste Plant shipped in 2026
	Operational Readiness (5%)	5%	● Hired ops readiness manager ● Ops readiness plan created with clear targets and timelines and budget
	Section Total (/40)	25%
Balance Sheet and Financing (30%)	Secure $60m of Equity (10%)	10%	● Secured $60 million
	Restructure Sprott Debt (10%)	10%	● Materially reduced total debt during 2025
	Restructure Third Party Loans (10%)	0%	● Not achieved in 2025
	Section Total (/30)	20%
Organization and Cultural Development (7.5%)	Organizational Structure (2.5%)	0%	● Uplist to NYSE American not achieved
	Management System (2.5%)	0%	● Budget forecasting system improvements in progress by end of year
	Technical Team Staffing (2.5%)	1%	● Technical team staffing partially achieved in 2025
	Section Total (/7.5)	1%
Growth (7.5%)	Mineral Resource and Mineral Reserve Update (2.5%)	0%	● No updated Resource and Reserve statement produced in 2025
	Exploration (2.5%)	0%	● Higher-grade Galena (Silver-Lead) Tons added into the 2026 2027 mine plans
	M&A (2.5%)	2.5%	● Set up local, value enhancing M&A (Ranger Page Acquisition)
	Section Total (7.5)	2.5%
Group Score 2025	Total (/100)	60%

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Short-Term Incentive Awards for 2025 Performance

The formula for calculating the annual STIP payout is shown below:

The Board approved STIP targets of 70% of the base salary for each NEO in relation to 2025 performance.

As described in the formula above, the overall rating is based upon corporate and individual scores weighted for each NEO as follows:

Name of NEO	Position	Corporate Multiplier	Individual Multiplier
Richard Williams	Executive Chairman	70%	30%
Sam Ash	President and CEO	70%	30%
Gerbrand van Heerden	Former CFO and Corporate Secretary	70%	30%

The maximum combined score for each NEO is 150, and the Compensation Committee has discretion to adjust the STIP amounts based on individual performance, overall contribution, and the strategic needs of the Company.

The Compensation Committee sets a target STIP for each NEO expressed as a percentage of base salary. Actual awards can range from 0% to 100% of the targets depending on the combined score achieved. During 2025, the Compensation Committee kept target STIP percentages flat year over year for all NEOs.

Name of NEO	Position	Target STIP Percentage
Richard Williams	Executive Chairman	100%
Sam Ash	President and CEO	100%
Gerbrand van Heerden	Former CFO and Corporate Secretary	100%

The Compensation Committee met in June 2025 to review the individual performance of the NEOs and awarded the following scores:

Name of NEO	Position	Company Scorecard	Individual Scorecard	Combined score (after multipliers applied)
Richard Williams	Executive Chairman	60	21	48
Sam Ash	President and CEO	60	0	42
Gerbrand van Heerden	Former CFO and Corporate Secretary	60	-45	28

Based on the above scores, the Compensation Committee determined the following 2025 STIP awards.

Name of NEO	Position	2025 STIP
Richard Williams	Executive Chairman	$144,900
Sam Ash	President and CEO	$136,500
Gerbrand van Heerden	Former CFO and Corporate Secretary	$88,830

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Long-Term Incentive Awards

Except as otherwise noted below, the LTIP awards for 2025 were granted in the form of RSUs on October 14, 2025, based on an approved target of 60% of 2025 base salary for each NEO, as follows:

2025 LTIP Awards

Name of NEO	Position	2025 LTIP(1)		Number of RSUs Granted	Grant Price
Richard Williams	Executive Chairman	$178,521	(2)	33,213	$5.375
Sam Ash	President and CEO	$193,397	(2)	35,980	$5.375
Gerbrand van Heerden	Former CFO and Corporate Secretary	$185,661	(2)	34,541	$5.375

(1)	The number of RSUs granted was determined by multiplying each NEO’s 2024 LTIP amount by the closing share price of the Company’s stock on the date of grant. All C$ amounts have been converted to US$ using the C$/US$ exchange rate as of October 10, 2025.

(2)	The RSUs granted to Mr. Williams, Mr. Ash and Mr. van Heerden in October 2025 vest in three equal increments on October 14 of 2026, June 30, 2027, and June 30, 2028 and were calculated using a share price of C$3.85.

Share Ownership Guidelines

Effective June 2022, Bunker Hill implemented share ownership guidelines, pursuant to which Company executives are encouraged to own a significant number of shares of common stock, thereby further aligning their interests with those of the stockholders. Compliance with the guidelines is required by 2027 for Messrs. Williams, Ash, and Barnett.

Pursuant to the share ownership guidelines, the Executive Chairman and the Chief Executive Officer should each hold shares of common stock, RSUs and DSUs having an aggregate acquisition cost or fair market value (as of the end of each fiscal year), whichever is greater, of at least three times the value of their annual base salary. The Chief Financial Officer should hold at least twice the value of his annual base salary.

Provided in the table below is a summary of the share ownership level of current NEOs as of December 31, 2025:

	Share Ownership		Total Equity Ownership
Name of NEO and Position	Guideline (multiple of annual salary)	Ownership Requirement (1)	Number of Shares of Common Stock	RSUs	Value of Equity Ownership(1)(2)	Met Ownership Guideline
Richard Williams Executive Chairman and Director	3x	$900,000	206,122	97,043	1,838,654	Yes
Sam Ash President, CEO and Director	3x	$975,000	163,835	271,623	1,647,356	Yes
Gerbrand van Heerden Former CFO	2x	$624,000	31,593	44,143	459,327	N/A

(1)	All C$ amounts have been converted to US$ using the C$/US$ exchange rate as of December 31, 2025.

(2)	Value of equity ownership is equal to the number of outstanding awards multiplied by C$8.3125, the closing price on the TSXV for the shares of common stock on December 31, 2025.

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Summary Compensation Table

The following table sets forth, for the years indicated, all compensation paid, distributed or earned for services, including salary and bonus amounts, rendered in all capacities by the NEOs during the 2025 and 2024 fiscal years. The information contained below represents compensation earned by the NEOs for their work related to the Company:

Name of NEO and Position	Year	Salary ($)	Bonus ($)	Stock awards(1) ($)	Option awards ($)	Non-Equity Incentive Plan compensation ($)	All Other Compensation ($)	Total compensation ($)
Richard Williams	2025	300,000	-	178,521	-	144,900	-	623,421
Executive Chairman and Director	2024	285,000	-	208,328	-	103,530	-	596,858
Sam Ash	2025	325,000	-	193,397	-	136,500	-	621,927
President, CEO and Director	2024	311,250	-	234,369	-	87,507	-	633,126
Gerbrand van Heerden(2)	2025	312,000	-	185,661	-	88,830	-	586,491
Former CFO and Corporate Secretary	2024	312,000	-	91,072	-	84,739	-	487,811

(1)	The amounts reported in the above table reflect the aggregate grant date fair value of RSU awards, calculated in accordance with FASB ASC Topic 718. These values have been determined under the principles used to calculate the grant date fair value of equity awards for purposes of the Company’s financial statements, as set forth in Note 11 to the financial statements included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on March 6, 2026. All 2025 and 2024 C$ amounts have been converted to US$ using the C$/US$ exchange rate as of the applicable grant or vesting date.

(2)	Gerbrand van Heerden resigned from the Company on March 10, 2026. Bradley Barnett was appointed as interim CFO and Corporate Secretary on March 10, 2026.

Incentive Plan Awards

The following table provides information regarding the incentive plan awards for each NEO outstanding as of December 31, 2025:

Outstanding Equity Awards At 2025 Fiscal Year-End

	Option Awards(1)				Stock Awards(1)
Name of NEO and Position	Number of shares of common stock underlying unexercised Options (#) exercisable	Number of shares of common stock underlying unexercised Options (#) unexercisable	Option exercise price (C$)	Option expiration date	Number of shares or units of shares that have not vested (#)		Market or payout value of share awards that have not vested ($)(1,5)
Richard Williams	-	-	-	-	15,132	(2)	91,773
Executive Chairman	-	-	-	-	48,697	(3)	295,341
And Director	-	-	-	-	33,214	(4)	201,438
Sam Ash	-	-	-	-	17,023	(2)	103,242
President, CEO	-	-	-	-	54,784	(3)	332,257
and Director	-	-	-	-	35,981	(4)	218,220
Gerbrand van Heerden	-	-	-	-	9,601	(3)	58,229
Former CFO and Corporate Secretary	-	-	-	-	34,542	(4)	209,492

(1)	All C$ amounts have been converted to US$ using the C$/US$ exchange rate as of December 31, 2025.

(2)	These RSUs vested on March 31, 2026.

(3)	Half of these RSUs vested on March 13, 2026, and the other half vest on March 31, 2027.

(4)	One-third of these RSUs vested on October 14, 2026, and the balance will vest in equal increments on June 30, 2027, and June 30, 2028.
(5)	Value is equal to the number of outstanding awards multiplied by C$8.3125, the closing price on the TSXV for the shares of common stock on December 31, 2025.

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Termination and Change of Control Benefits

The Company has various employment agreements with certain executives, which provide for compensation and certain other benefits and for severance payments under certain circumstances. Certain employment agreements also contain clauses that become effective upon a change of control of the Company, as described below. The Company may be obligated to pay certain amounts to such employees upon the occurrence of any of the events defined in the various employment agreements.

If the employment agreement of the Executive Chairman, CEO or CFO is terminated by the (a) Company without just cause, or (b) senior officer for good reason pursuant to the terms of the employment agreement, at any time within 12 months of a change of control, the Company is required to make a lump sum severance payment equal to 24 months of base salary. In addition, at such time, all awards shall be deemed to have vested, and all restrictions and conditions applicable to such awards shall be deemed to have lapsed, and the awards shall be issued and delivered.

Pay Versus Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the implementing rules under Item 402(v) of Regulation S-K, we are providing the following pay-versus-performance disclosure.

Pay versus Performance Table

The following table sets forth information concerning the compensation of our principal executive officer (“PEO”) and the compensation of our other non-PEO NEOs, for each of the years ending December 31, 2023, 2024 and 2025, as such compensation relates to our financial performance for each year.

Year	Summary Compensation Table for PEO(1)	Compensation Actually Paid to PEO(1)	Average Summary Compensation Table for Non-PEO NEOs(2)(3)	Average Compensation Actually Paid to Non-PEO NEOs(2)(3)(4)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return(5)	Net Income / Loss (thousands)(6)
2025	$621,927	$861,142	$604,956	$754,011	$140	$(90,411)
2024	$633,126	$758,380	$542,335	$615,332	$91	$(29,152)
2023	$890,422	$670,482	$456,288	$386,204	$65	$(12,877)

(1)	In his capacity as Chief Executive Officer, Mr. Ash is included as our PEO for 2025, 2024 and 2023. See the Summary Compensation Table Total versus Compensation Actually Paid Reconciliation Table below for additional details.

(2)	In 2025, the non-PEO NEOs comprised of Messrs. Williams and van Heerden.

(3)	In 2024, the non-PEO NEOs comprised of Messrs. Williams and van Heerden.

(4)	In 2023, the non-PEO NEOs comprised of Messrs. Williams, van Heerden and Wiens.

(5)	Total Shareholder Return (“TSR”) represents the value as of the end of each relevant fiscal year of a hypothetical $100 investment in the Company’s common stock on December 31, 2022, assuming dividend reinvestment. No dividends were paid by the Company in the years covered.

(6)	Represents the Company’s net income / net loss as disclosed in our annual report on Form 10-K for the respective year.

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Summary Compensation Table Total versus Compensation Actually Paid Reconciliation Table

The following table contains a reconciliation of the amounts reflected in the Summary Compensation Table for Mr. Ash and our other named executive officers (other than the PEO) for each year covered by the Pay Versus Performance Table above (as reported in columns (b) and (d) above, respectively) as compared to the Compensation Actually Paid to Mr. Ash and Average Compensation Actually Paid to our other named executive officers (other than the PEO) for each such covered year (as reported in columns (c) and (e) above, respectively). The Company’s named executive officers (other than the PEOs) whose compensation is used to calculate the average amounts in the pay for performance table above for fiscal year ended December 31, 2025, are Messrs. Williams and van Heerden, for fiscal year ended December 31, 2024 are Messrs. Williams and van Heerden and, for fiscal year ended December 31, 2023, are Messrs. Williams and Wiens.

Adjustments(1)(2)		PEO		Other NEO Average
		2025	2024	2023	2025	2024	2023
Summary Compensation Table Total		$621,927	$633,126	$890,422	$604,956	$542,335	$456,288
Deduction for amount reported in “Option Awards” column of the Summary Compensation Table	(-)	$-	$-	$-	$-	$-	$-
Deduction for amount reported in “Stock Awards” column of the Summary Compensation Table	(-)	$(193,397)	$(234,369)	$(477,376)	$(182,091)	$(149,700)	$(206,479)
Addition of fair value at fiscal year (FY) end, of equity awards granted during the FY that remained outstanding	(+/-)	$218,226	$309,821	$148,657	$205,471	$201,064	$84,423
Addition of fair value at vesting date, of equity awards granted during the FY that vested during the year	(+/-)	$-	$-	$172,201	$-	$-	$102,163
Addition of change in fair value at FY end versus prior FY end for awards granted in prior FY that remained outstanding	(+/-)	$164,772	$(39,482)	$(39,513)	$93,046	$17,548	$(10,453)
Addition of change in fair value at vesting date versus prior FY end for awards granted in prior FY that vested during the FY	(+/-)	$49,614	$(10,320)	$(23,909)	$32,629	$4,086	$(11,338)
Deduction of the fair value at the prior FY end for awards granted in prior FY that failed to meet their vesting conditions	(+/-)	$-	$-	$-	$-	$-	$(28,400)
Addition of the dollar value of any dividends paid on awards granted during the FY prior to the vesting date not otherwise included in the total compensation for the FY	(+)	$-	$-	$-	$-	$-	$-
Compensation Actually Paid		$861,142	$758,380	$670,482	$754,011	$615,332	$386,204

(1)	Equity valuations have been calculated in accordance with the requirements for Compensation Actually Paid in accordance with the fair value requirements under ASC 718. Adjustment for RSUs represents the sum of changes in fair value during the fiscal year. The RSUs vest pro-ratably over three years except for an award granted to Mr. Ash, Mr. Williams, and Mr. Wiens made in June 2023 which was fully vested on the date of grant and an award granted to Mr. Ash, Mr. Williams and Mr. Wiens made in July 2023 which vests pro-ratably on March 31, 2024, March 31, 2025 and March 31, 2026. See the Executive Compensation Discussion and Analysis for a description of the awards and the rationale.

(2)	All 2025, 2024 and 2023 C$ amounts have been converted to US$ using the C$/US$ exchange rate as of the applicable grant or vesting date.

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Compensation Actually Paid and Cumulative TSR

The following graph reflects the relationship between the amount of “compensation actually paid” to Mr. Ash and the average amount of “compensation actually paid” to the Company’s NEOs as a group (excluding Mr. Ash) with the Company’s cumulative TSR over the three years presented in the table.

Compensation Actually Paid and GAAP Net Income / Net Loss

The following table reflects the relationship between the amount of “compensation actually paid” to Mr. Ash and the average amount of “compensation actually paid” to the Company’s NEOs as a group (excluding Mr. Ash) with the Company’s net income / net loss, as applicable, as reported under U.S. generally accepted accounting principles (GAAP), over the three years presented in the table. The Company does not use net income or net loss as a performance measure in the overall executive compensation program.

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Director Compensation

The general policy of the Board is that compensation for independent directors should be a fair mix between cash and equity-based compensation. Additionally, the Company reimburses directors for reasonable expenses incurred during their performance. There are no long-term incentives or medical reimbursement plans. The Company does not pay directors who are part of management for Board service in addition to their regular employee compensation. Therefore, Mr. Richard Williams, Executive Chairman of the Company, and Mr. Sam Ash, President and Chief Executive Officer of the Company, do not receive any additional compensation for their director roles. See “Compensation Discussion and Analysis” above for the compensation paid to Messrs. Williams and Ash as NEOs.

The Board determines the amount of director compensation and relies on the Compensation Committee to provide recommendations regarding any adjustments to director compensation. The following table outlines the cash retainer amounts provided to specific Board positions in the 2025 fiscal Year:

Position	Cash Retainer ($)
Lead Independent Director	$56,100
Board Member	$35,200
Audit Committee Chair	$8,250
Corporate Governance & Nominating Committee Chair	$8,250

Board members historically have also received sign-on awards in the form of DSUs upon joining the Board.

The following table provides information regarding compensation paid to the Company’s directors (other than a director who was a NEO) during the 2025 fiscal Year:

Director Compensation Table

Name	Fees earned ($)	Share-based awards(1)(2) ($)		Total ($)
Dickson Hall(4)	75,175	-		75,175
Mark Cruise	57,200	100,112	(3)	157,311
Paul Smith(5)	18,333	-		18,333
Pamela Saxton	43,450	77,009	(3)	120,459
Kelli Kast	39,500	19,252	(3)	58,752

(1)	Represents DSUs granted to our non-employee directors. The amounts reported in this table reflect the grant date fair value of the DSUs computed in accordance with FASB ASC Topic 718 based on the share price on the applicable date of grant. All amounts have been converted to US$ using the C$/US$ exchange rate as of the applicable grant date.

(2)	At December 31, 2025, the aggregate number of DSUs outstanding for each non-employee director were as follows: Mr. Cruise: 48,944; Ms. Kast: 13,224; Ms. Saxton: 40,290; Mr. Williams: 142,857.
(3)	DSUs granted to Mark Cruise, Dickson Hall, Pamela Saxton are calculated using a share price of C$7.70 on the applicable grant date and vested on October 14, 2025.

(4)	Mr. Hall termed out and didn’t stand for re-election and therefore ceased to be a director effective September 18, 2025.
(5)	Mr. Smith resigned as a director effective June 5, 2025.

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Pension, Retirement of Similar Benefit Plans

There are no arrangements or plans in which we provide pension, retirement, or similar benefits for directors or executive officers. The Company has no material bonus or profit-sharing plans pursuant to which cash or non-cash compensation is or may be paid to its directors or executive officers, except that Options, RSUs and DSUs may be granted at the discretion of the Board or a committee thereof.

Equity Compensation Plans

Overview

The Company has maintained equity compensation plans under which Options have been granted since April 19, 2011, and under which RSUs are granted since March 25, 2020. Stockholders last approved amendments and restatements of both the Option Plan and the RSU Plan on September 18, 2025.

The Company also maintains a deferred share unit plan, as adopted by the Company on April 21, 2020 (the “DSU Plan”). No shares of common stock have been issued or are issuable under the DSU Plan.

As at the end of the 2025 fiscal Year: (i) 51,832 Options were outstanding under the Option Plan, representing 0.11% of the issued and outstanding shares of common stock as of April 28, 2026; (ii) 332,209 RSUs were outstanding under the RSU Plan, representing 0.71% of the issued and outstanding shares of common stock as of April 28, 2026; and (iii) 245,312 DSUs were outstanding under the DSU Plan, representing 0.53% of the issued and outstanding shares of common stock as of April 28, 2026.

The following table provides information as of December 31, 2025, with respect to shares of common stock that may be issued pursuant to Options granted under the Option Plan and the vesting of RSUs granted under the RSU Plan.

Plan Category	Number of shares of common stock to be issued upon exercise of outstanding Options and RSUs (a)	Weighted-average exercise price of outstanding Options (b) (C$)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by securityholders - Option Plan	3,983,402	6.59	3,931,570
Equity compensation plans approved by securityholders - RSU Plan	2,648,555	N/A	1,803,839
Equity compensation plans not approved by securityholders	N/A	N/A	N/A
Total	6,631,957		5,735,409

Description of the Option Plan

The Option Plan is a “rolling” stock option plan, under which the maximum number of shares of common stock available for issuance under the Option Plan shall not, at any given time, exceed (i) 10% of the shares of common stock issued and outstanding (on a non-diluted basis); or (ii) in combination with all other security based arrangements of the Company (including the RSU Plan), 20% of the shares of common stock issued and outstanding (on a non-diluted basis). Any shares of common stock subject to an Option which has been granted under the Option Plan, and which has been surrendered, terminated, or expired without being exercised, in whole or in part, will again be available under the Option Plan.

As at December 31, 2025, there were 51,832 Options outstanding, representing 0.1% of the then issued and outstanding shares of common stock, and 3,931,570 unallocated Options to purchase 3,983,402 shares of common stock under the Option Plan, equal to 10% of the currently issued and outstanding shares of common stock (in each case, on a post-consolidation basis).

Pursuant to the rules and policies of the TSX, unallocated options, rights or other entitlements under a TSX-listed issuer’s security based compensation arrangement that does not have a fixed maximum number of securities issuable (which includes the Option Plan) must be approved by the issuer’s stockholders every three years. Accordingly, the Company must seek stockholder approval of the unallocated Options under the Option Plan no later than March 25, 2029 (being three years from the date on which the Company’s shares of common stock began trading on the TSX).

Purpose of the Option Plan

The purpose of the Option Plan is to advance the interests of the Company by: (i) providing certain employees, senior officers, directors and service providers of the Company and its designated affiliates or subsidiaries (collectively, the “Optionees”) with additional performance incentives; (ii) encouraging common stock ownership by the Optionees through the grant of Options; (iii) increasing the proprietary interest of the Optionees in the success of the Company; (iv) encouraging the Optionees to remain with the Company; and (v) attracting new employees, officers, directors and consultants to the Company.

Annual Burn Rate

The Company’s annual burn rate, described in Section 613(d) of the TSX Company Manual (“Burn Rate”) under the Option Plan was as follows:

Year	2025	2024	2023
Burn Rate	0.17%	0.03%	-

The Burn Rate is calculated by dividing the number of options granted under the Stock Option Plan during the relevant fiscal year by the weighted average number of securities outstanding for the applicable fiscal year, as described in Section 613(p) of the TSX Company Manual.

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Grant of Options

Pursuant to the Option Plan, the Board may from time to time, in its discretion, grant Options to Optionees in consideration of them providing their services to the Company or its affiliate. The number of shares of common stock subject to each Option is determined by the Board within the guidelines established by the Option Plan. The Options enable the Optionees to purchase shares of common stock at a price fixed pursuant to such guidelines, subject to (b) in the list immediately below. The Options are exercisable by the Optionee giving the Company notice and payment of the exercise price for the number of shares of common stock to be acquired. The Option Plan authorizes the Board to grant Options to the Optionees on, among others, the following terms:

(a)	The exercise price for a share of common stock underlying an Option shall be determined by the Board (or a committee thereof) at the time such Option is granted, provided that the exercise price shall not be less than the closing price of the shares of common stock on the TSX and any other stock exchange on which the shares of common stock are listed for trading.

(b)	Options may be exercisable for a term of up to ten (10) years.

(c)	Options are not transferable or assignable.

(d)	Although the majority of Options currently issued and outstanding are subject to varied vesting schedules (based on time and achievement of certain milestones), unless the Board determines otherwise, Options issued pursuant to the Option Plan have no required vesting schedule.

(e)	In the event that a take-over bid or issuer bid is made for all or any of the issued and outstanding shares of common stock, then the Board may, by resolution, permit all outstanding Options to become immediately exercisable in order to permit shares of common stock issuable under such Options to be tendered to such bid.

(f)	Subject to the prior acceptance of the TSX (if applicable) and any other applicable regulatory authority and the requirements of the policies of the TSX, the Board may not, unless the approval of the Company’s disinterested stockholders has been obtained:

a.	extend the expiry date of unexercised Options held by any Insider; and

b.	increase the maximum number of shares of common stock that may be reserved under the Option Plan for issuance pursuant the exercise of Options (other than pursuant to any limitations set out in the Option Plan);

Additional key terms on which Options may be granted are discussed in greater detail below.

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Limitations on Grants

The Option Plan limits insider participation such that the number of shares of common stock issued within a one-year period, and issuable at any time to insiders (as a group), under the Option Plan and any other security based compensation arrangement of the Company (including under the RSU Plan), does not exceed 10% of issued and outstanding shares of common stock, unless disinterested stockholder approval is received therefor in accordance with the policies of the TSX.

The maximum number of shares of common stock issuable to any one participant pursuant to the Option Plan, together with any other security based compensation arrangement of the Company (including under the RSU Plan), within a 12-month period may not exceed 5% of the issued and outstanding shares of common stock, unless disinterested stockholder approval is received therefor in accordance with the policies of the TSX.

The annual grant of Options under the Option Plan to any one non-employee director, in combination with all other security based compensation granted to such non-employee director, is limited to an annual equity award value (based on grant date fair value as determined by the Board) of C$150,000 per non-employee director, provided that the total value (based on grant date fair value as determined by the Board) of Options issuable to any one non-employee director in any one year period may not exceed C$100,000.

Amendment of Outstanding Options

Subject to the prior approval of any applicable regulatory authorities and/or stock exchange and the consent of the holder of the Option affected thereby, the Board may amend or modify any outstanding Option in any manner to the extent that the Board would have had the authority to initially grant the Option as so modified or amended, including without limitation, to change the date or dates as of which, or the price at which, an Option becomes exercisable; provided, however, that the consent of the holder of the Option shall not be required where the rights of the holder of the Option are not adversely affected.

Termination of Employment or Service

An Optionee is no longer entitled to participate under the Option Plan if the Optionee (a) ceases to be a director or senior officer of the Company and any of its designated affiliates (and is not or does not continue to be an employee thereof); or (b) ceases to be employed by the Company or any of its designated affiliates or to provide consulting services to the Company or any of its designated affiliates (and is not or does not continue to be a director or senior officer thereof) for any reason, including if an Optionee’s employment at the Company is terminated without cause (collectively, “Termination”). An Optionee may, but only within 12 months next succeeding such Termination, exercise his or her Options to the extent that he or she was entitled to exercise such Options at the date of such Termination, provided that in no event shall such right extend beyond the Option Period (as defined in the Option Plan), subject to adjustment. Upon the death of an Optionee, any Options previously granted to such Optionee will be exercisable for a period of one year (365 days) from such death, and the Optionee’s estate shall be entitled to exercise the rights of the Optionee under the Option, provided that in no event will such rights extend beyond the original Option Period.

Blackout Period

If an Option is terminated when the Optionee is prohibited from exercising such Option due to trading restrictions imposed by the Company in accordance with its trading policies affecting trades by directors, officers or employees in the Company’s securities (a “Blackout Period”), the expiry date such the Option shall be extended to the date that is ten 10 business days following the end of such Blackout Period (the “Extension Period”). If an additional Blackout Period is subsequently imposed by the Company during the Extension Period, then such Extension Period shall be deemed to commence following the end of such additional Blackout Period to enable the exercise of such Option within 10 business days following the end of the last imposed Blackout Period.

Dividend Equivalents

The Board may provide in an award agreement evidencing a grant of RSUs that the grantee shall be entitled to receive, upon the Company’s payment of a cash dividend on its outstanding shares of common stock, a cash payment for each RSU granted equal to the per-share dividend paid on the outstanding shares. Such Award Agreement may also provide that such cash payment will be deemed reinvested in additional RSUs at a price per unit equal to the fair market of the shares of common stock on the date that such dividend is paid. If there is not a sufficient number of shares available under the RSU Plan to satisfy the grant of additional RSUs, the Company will satisfy the obligation in cash.

Amendment Provisions

The Board has the power to approve the following amendments to the Option Plan, subject to receipt of any required stockholder or regulatory approval: (i) any amendment to the number of securities issuable under the Option Plan, including an increase to a fixed maximum number of securities or a change from a fixed maximum number of securities to a fixed maximum percentage; (ii) any change to the definition of “Participants” which would have the potential of narrowing or broadening or increasing Insider participation; (iii) any addition of a cashless exercise feature, payable in cash or securities, which does not provide for a full deduction in the number of underlying securities from the Option Plan; (iv) the addition of a DSU or RSU or any other provision which results in participants receiving securities while no cash consideration is received by the Company; and (v) any other amendments that may lead to significant or unreasonable dilution in the Company’s outstanding securities or may provide additional benefits to participants, especially to Insiders at the expense of the Company and its existing stockholders.

The Board has the power to make all such other amendments to the Option Plan, without the approval of stockholders, subject to receipt of requisite regulatory approval, where required, including, without limitation: (i) amendments of a housekeeping nature; (ii) the addition of, or change to, the vesting provisions of an Option or the Option Plan; (iii) a change to the termination provisions of an Option or the Option Plan which does not entail an extension beyond the original expiry date; and (iv) a change required to comply with the requirements of any regulatory or governmental agency or applicable stock exchange or as a result of changes in the policies of the TSX, or such other stock exchange on which the Company’s securities are listed, relating to incentive stock options.

The full text of the Option Plan is attached hereto as Schedule “C.”

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Description of the RSU Plan

Purpose

The purpose of the RSU Plan is to attract and retain highly qualified directors, officers, service providers and other persons designated by the Board (collectively, “Grantees”), and to motivate such Grantees to serve the Company and its affiliates and to expend maximum effort to improve the business results and earnings of the Company, by granting RSUs to such Grantees as an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. Any of these awards of RSUs may, but need not, be made as performance incentives to reward attainment of annual or long-term performance goals in accordance with the terms hereof (as such performance goals are specified in the RSU Plan). The RSU Plan is intended to complement the Company’s other security-based compensation plans by allowing the Company to offer a broader range of incentives to diversify and customize the rewards for management and staff to promote long-term retention.

Shares subject to the RSU Plan

The RSU Plan currently provides for a fixed maximum limit of 2,648,555 shares (adjusted to reflect the 35:1 reverse stock split) available thereunder and the Amended and Restated RSU Plan, if approved by the stockholders, will provide for a fixed maximum limit of 3,501,396 shares of common stock that may be issuable thereunder, representing 7.5% of the total number of issued and outstanding shares of common stock as at April 30, 2026.

As at December 31, 2025, there were 332,209 RSUs outstanding under the RSU Plan, representing 0.8% of the issued and outstanding shares of common stock (on a post-consolidation basis). Accordingly, as at December 31, 2025, there were an additional 1,803,839 unallocated RSUs available for issuance under the RSU Plan, equal to 4.5% of the currently issued and outstanding shares of common stock (on a post-consolidation basis).

Limitations on Grants

The RSU Plan limits insider participation such that the number of shares of common stock issued within a one-year period, and issuable at any time to insiders (as a group), under the RSU Plan and any other security based compensation arrangement of the Company (including under the Option Plan), does not exceed 10% of issued and outstanding shares of common stock, unless disinterested stockholder approval is received therefor in accordance with the policies of the TSX.

The maximum number of shares of common stock issuable to any one Grantee pursuant to the RSU Plan, together with any other security based compensation arrangement of the Company (including under the Option Plan), within a 12-month period may not exceed 5% of the issued and outstanding shares of common stock, unless disinterested stockholder approval is received therefor in accordance with the policies of the TSX.

The annual grant of RSUs under the RSU Plan to any one non-employee director, in combination with all other security based compensation granted to such non-employee director, is limited to an annual equity award value (based on grant date fair value as determined by the Board) of C$150,000 per non-employee director, provided that the total value (based on grant date fair value as determined by the Board) of Options issuable to any one non-employee director in any one year period shall not exceed C$100,000.

Vesting

The Board may, in its sole discretion, establish a period (a “Vesting Period”) applicable to such RSUs, subject to a minimum Vesting Period of one (1) year. Each RSU award may be subject to a different Vesting Period. The Board may, in its sole discretion, prescribe restrictions in addition to or other than the expiration of the Vesting Period, including the satisfaction of corporate or individual performance objectives, which may be applicable to all or any portion of the RSUs. The performance criteria will be established by the Board in its sole discretion. The Board may, in its sole discretion, revise the performance criteria. Notwithstanding the foregoing: (i) RSUs shall vest in full from a period beginning on the date of grant of an RSU (the “Grant Date”) to the date which is not later than three (3) years from the Grant Date; (ii) RSUs for which vesting may be accelerated by achieving performance targets shall vest in full from a period beginning on the Grant Date to the date which is not later than three (3) years from the Grant Date; and (iii) at the election of an Outside Director (as defined in the RSU Plan) at the time the RSUs are granted, (A) RSUs may vest in full from a period beginning on the Grant Date to the date which is not later than three (3) years from the Grant Date and (B) if no election is made, upon the earlier of a Change of Control (as defined in the RSU Plan) or his or her resignation from the Board.

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Burn Rate

The Company’s Burn Rate under the RSU Plan was as follows:

Year	2025	2024	2023
Burn Rate	0.62%	2.86%	3.87%

The Burn Rate is calculated by dividing the number of RSUs granted under the RSU Plan during the relevant fiscal year by the weighted average number of securities outstanding for the applicable fiscal year, as described in Section 613(p) of the TSX Company Manual.

Termination of Employment or Service, Change of Control

A Grantee is no longer entitled to participate under the RSU Plan if the Grantee’s service as an employee of or service provider to the Company or an affiliate is terminated.

Restrictions on any RSUs shall lapse immediately and become fully vested in the Grantee upon a Change of Control. If an employment is terminated with cause, the Company may, within 30 days, annul an award if the Grantee is an employee of the Company or an affiliate thereof. If a Grantee’s employment is terminated with or without cause, unless the Board otherwise provides in an award agreement or in writing after the award agreement is issued, any RSUs that have not vested and will not vest within 30 days from the date of termination, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon the death of a Grantee, any RSUs granted to said Grantee which, prior to the Grantee’s death, have not vested, will immediately vest, subject to the pass of one (1) year from the Grant Date, and the Grantee’s estate shall be entitled to receive payment in accordance with the terms of the RSU Plan. Notwithstanding any other provision in the RSU Plan, the period in which the Grantee’s estate may make such a claim of entitlement must not exceed one (1) year from the date of the Grantee’s death.

If any shares of common stock covered by an award are forfeited, surrendered, cancelled or otherwise terminated without delivery of any shares of common stock subject thereto, then the number of shares of common stock counted against the aggregate number of shares of common stock available under the RSU Plan with respect to such award shall, to the extent of any such forfeiture or termination, again be available for making awards under the RSU Plan. Neither awards nor any rights under any such awards shall be assignable or transferable.

Fair Market Value

The fair market value for a share of common stock upon the vesting of an RSU granted under the RSU Plan is determined as follows:

(a)	if on the Grant Date or other determination date the shares of common stock are listed on the TSX or another established national or regional stock exchange or is publicly traded on an established securities market, the fair market value of such shares of common stock shall be the closing price of the shares of common stock on such exchange or in such market (if there is more than one such exchange or market the Board shall determine the appropriate exchange or market) on the Grant Date or such other determination date (or if there is no such reported closing price, the fair market value shall be the mean between the highest bid and lowest asked prices or between the high and low sale prices on such trading day) or, if no sale of shares of common stock is reported for such trading day, on the next preceding day on which any sale shall have been reported; or

(b)	if the shares of common stock are not listed on such an exchange, quoted on such system or traded on such a market, fair market value shall be the value of a share of common stock as determined by the Board in good faith.

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Subject to the prior acceptance of the TSX (if applicable) and any other applicable regulatory authority and the requirements of the policies of the TSX, the Board may not, unless the approval of the Company’s stockholders has been obtained:

(a)	remove or exceed the 10% limit to Insider participation;

(b)	designate additional categories of Grantees;

(c)	change the amendment provision in the RSU Plan;

(d)	increase the maximum number of shares of common stock that may be reserved under the RSU Plan (other than pursuant to any limitations set out in the RSU Plan);

(e)	grant to Insiders (as a group), within a 12-month period, an aggregate number of RSUs which, taken together with any other Security Based Compensation (as defined in the RSU Plan) granted to such Insiders, exceeds 10% of the issued and outstanding shares of common stock, calculated at the date the RSU is granted or issued to any Insider;

(f)	grant to any one eligible person under the RSU Plan, within a 12-month period, an aggregate number of RSUs which, taken together with any other Security Based Compensation granted to such person, exceeds 5% of the issued and outstanding shares of common stock, calculated at the date the RSU is granted or issued to such person; and

(g)	increase the maximum aggregate number of shares of common stock issuable pursuant to the vesting of RSUs and other Security Based Compensation granted or issued to Insiders (as a group) which exceeds 10% of the issued and outstanding shares of common stock;

The Board may, however, without stockholder approval, make the following amendments to the RSU Plan: (i) amendments of a housekeeping nature, including to correct any ambiguity, defective provision, error or omission in the provisions of the Plan; (ii) changes to vesting provisions of RSUs; (iii) changes to the term of the RSU Plan or awards made thereunder (other than an extension for the benefit of an Insider); (iv) amendments to the terms and conditions necessary to ensure that the RSU Plan complies with the applicable regulatory requirements, including the requirements of the TSX, or such other stock exchange on which the Company’s securities are listed, in place from time to time; or (v) changes to performance criteria.

Termination of the RSU Plan

The RSU Plan shall terminate automatically after ten years and may be terminated on any earlier date or extended by the Board, subject to the requirements of any applicable stock exchange(s).

For a summary of the RSU Plan Amendments, please see “Approval of the Amended and Restated Restricted Stock Unit Incentive Plan—RSU Plan Amendments” above. The full text of the Amended and Restated RSU Plan is attached hereto as Schedule “B.”

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Description of the DSU Plan

The following is a summary of the DSU Plan. The summary is qualified in its entirety by the full text of the DSU Plan, as attached as Schedule “D” to this Proxy Statement.

The DSU Plan is available to any director of the Company, referred to in the DSU Plan as an “Eligible Person.” The DSU Plan provides that a committee of the Board to which the Board has delegated responsibility for the administration of the DSU Plan may grant DSUs as set out in the DSU Plan to Eligible Persons in its sole discretion.

An Eligible Person may elect to defer all or any portion of the retainer or compensation that would otherwise be received by the Eligible Person in cash, by electing to receive such retainer or compensation in the form of DSUs, by delivering to the Company an Election Notice (as defined in the DSU Plan) not later than December 31 of the year preceding the first date of any period in respect of which the retainer or incentive compensation would be earned. An Eligible Person who elects to do so will be awarded the number of DSUs determined by dividing the dollar amount of the retainer or compensation to be deferred by the fair market value of a share of common stock as at the award date.

DSUs granted to an Eligible Person shall be credited to their Share Unit Account (as defined in the DSU Plan) on the grant date. From time to time, the Share Unit Account shall be credited with dividend DSUs as additional DSUs.

Each DSU shall vest (become a “Vested DSUs”) on the vesting date set out in the respective grant agreement. Eligible Persons shall elect a redemption date for DSUs as set out in the DSU Plan (the “Redemption Date”) and if a Redemption Date is not elected, the DSUs shall be redeemed on December 15 of the year following the year in which the Eligible Person ceases to hold all offices and employment with the Corporation.

The Company shall redeem the Vested DSUs elected to be redeemed on the Redemption Date by paying an amount (the “Share Unit Amount”) equal to: (A) the number of Vested DSUs elected to be redeemed multiplied by (B) the fair market value minus (C) applicable withholdings. The Deferred Share Unit Amount shall be paid as a lump sum by the Company within ten business days of the Redemption Date.

Policies and Practices for Granting Certain Equity Awards

While we do not have a formal written policy in place regarding the timing of awards of Options in relation to the disclosure of material non-public information, the Board does not seek to time equity grants to take advantage of information, either positive or negative, about the Company that has not been publicly disclosed. It has been our practice to grant equity awards to our officers and directors upon their appointment. We intend to issue equity grants to our officers and/or directors at the same time each year, typically at our first meeting of the Board of Directors each fiscal year. Option grants are effective on the date the award determination is made by the Board, and the exercise price of Options is the closing market price of Bunker Hill common stock on the immediately preceding business day of the grant.

During the fiscal year ended December 31, 2025, we did not award any Options to an NEO in the period beginning four business days before the filing of a periodic report on Form 10-Q or Form 10-K, or the filing or furnishing of a current report on Form 8-K that discloses material non-public information, and ending one business day after the filing or furnishing of such report.

DELINQUENT SECTION 16 REPORTS

Section 16(a) of the Exchange Act requires every person who beneficially own more than 10% of any class of any equity security (other than an exempted security) that is registered pursuant to Section 12 of the Exchange Act, or who is a director or an executive officer of the issuer of such security, to file initial reports of beneficial ownership and reports of changes in beneficial ownership with the SEC. Because the Company does not have a class of equity securities that is registered pursuant to Section 12 of the Exchange Act, no such persons are required by SEC rules to file reports of beneficial ownership in respect of the equity securities of the Company.

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AUDIT COMMITTEE

The Audit Committee is responsible for monitoring the Company’s accounting and financial reporting practices and procedures, the adequacy of internal accounting controls and procedures, the quality and integrity of financial statements and for directing the auditors’ examination of specific areas.

Composition of the Audit Committee

As of the date of this Proxy Statement, the Audit Committee consists of Mark Cruise, Kelli Kast and Pamela Saxton. Ms. Saxton serves as the Chair of the Company’s Audit Committee. In addition, the Board determined that Ms. Saxton is qualified as an “audit committee financial expert” as such term is used in the rules and regulations of the SEC.

Each current member of the Audit Committee is considered to be “independent” within the meaning of independence set out in National Instrument 52-110 – Audit Committees (“NI 52-110”) and Sections 803A and 803B of the NYSE American Company Guide and “financially literate” within the meaning of NI 52-110, which includes the ability to read and understand a set of financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of the Company’s financial statements. The Audit Committee is governed by the Audit Committee Charter, established in accordance with NI 52-110. The full text of the Audit Committee Charter is available on the Company’s website and attached hereto as Schedule “A.”

Relevant Education and Experience

Pamela Saxton has served as CFO for Thompson Creek Metals Company and NewWest Gold Corporation, both in Colorado. Having started her professional life as an auditor at Arthur Anderson LLP in Denver, she has held senior finance appointments in the American Natural Resources Industry, including serving as Vice President of Finance for Franco–Nevada Corporation’s U.S. Operations. Ms. Saxton has a Bachelor of Science (Accounting) from the University of Colorado.

Mark Cruise is a professional geologist and holds a Ph.D. in Economic Geology. He is a member of the (Canadian) Institute of Corporate Directors with over 27 years of international mining experience. A former polymetallic commodity specialist with Anglo American plc, Dr. Cruise founded and was Chief Executive Officer of Trevali Mining Corporation. Under his leadership from 2008 to 2019, the company grew from an initial discovery into a global zinc producer with operations in the Americas and Africa. He previously served as Vice President, Business Development and Exploration, COO and CEO for several TSX- and NYSE American-listed exploration and development companies. In addition, Dr. Cruise has been an independent director of multiple TSX, and NYSE American-listed companies with market capitalizations ranging from tens of millions of dollars to more than $1 billion.

Kelli Kast, has over 30 years of experience as an in-house attorney. She has served as an executive in the mining industry for more than 20 years, contributing to the presentation of public company disclosures and financials. Ms. Kast is a licensed attorney and has served as a board member of both public companies and non-profits. Her experience includes the oversight of governance and compliance matters as the chief legal advisor. Her experience spans both U.S. and Canadian companies, with listings on both the TSX, NYSE and OTC exchanges. Ms. Kast has a Bachelor of Arts (Organizational Communication) and a Juris Doctor degree.

Audit Committee Oversight

Since the Audit Committee was established, there has not been a recommendation by the Audit Committee to nominate or compensate an external auditor that has not been adopted by the directors of the Company.

Pre-Approval Policies and Procedures

The Audit Committee has not adopted any specific policies and procedures for the engagement of non-audit services and makes determinations in respect of such services on an ad-hoc basis.

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External Auditor Service Fees (By Category)

The following table discloses the fees billed to the Company by its external auditor during the last two fiscal years:

Fiscal Year Ending	Audit Fees(1)	Audit Related Fees(2)	Tax Fees(3)	All Other Fees(4)
December 31, 2025	$117,321	$74,420	$nil	$21,195
December 31, 2024	$116,756	$110,983	$nil	$8,145

(1)	The aggregate fees billed for professional services rendered by the auditor for the audit of the Company’s annual financial statements.

(2)	Aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements that are not disclosed in the “Audit Fees” column.

(3)	Aggregate fees billed for tax compliance, advice and planning.

(4)	All other fees consist of fees recorded for all other professional services rendered.

Audit Committee Report

The Audit Committee is responsible for providing independent, objective oversight of the Company’s accounting functions and internal control over financial reporting. The Audit Committee acts under a written charter adopted and approved by the Board. In accordance with Section 407 of the United States Sarbanes-Oxley Act of 2002 and Item 407(d)(5)(ii) and (iii) of Regulation S-K, the Board has identified Ms. Pamela Saxton as the “Audit Committee Financial Expert.”

The responsibilities of the Audit Committee include appointing and retaining the accounting firm that serves as the Company’s independent auditor, which reports to the Audit Committee. The Board recommends to Shareholders the approval of the accounting firm appointed by the Audit Committee. The Audit Committee is responsible for recommending to the Board that the Company’s financial statements and the related management’s discussion and analysis be included in its Annual Report on Form 10-K. The Audit Committee took a number of steps in making this recommendation for the financial statements for the fiscal year 2025.

First, the Audit Committee discussed with MNP LLP those matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board, including information regarding the scope and results of the audit. These communications and discussions are intended to assist the Audit Committee in overseeing the financial reporting and disclosure process.

Second, the Audit Committee discussed with MNP LLP the independence of MNP LLP and received from MNP LLP the letter required by applicable standards of the Public Company Accounting Oversight Board for independent auditor communications with audit committees, as may be modified or supplemented, concerning its independence as required under applicable independence standards for auditors of public companies. This discussion and disclosure assisted the Audit Committee in evaluating such independence.

Finally, the Audit Committee reviewed and discussed, with the Company’s management and MNP LLP, the Company’s audited consolidated balance sheets as at December 31, 2025, and consolidated statements of income/(loss), cash flows and shareholders’ equity for the fiscal year ended December 31, 2025 and the related management’s discussion and analysis included in the Company’s Annual Report on Form 10-K.

Based on the discussions with MNP LLP concerning the audit, their independence, the financial statement review, and such other matters deemed relevant and appropriate by the Audit Committee, the Audit Committee recommended to the Board that the Company’s financial statements and the related management’s discussion and analysis be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

Submitted on behalf of the Audit Committee,

Mark Cruise
Kelli Kast
Pamela Saxton

* The information contained in this Audit Committee Report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended or the Exchange Act.

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CORPORATE GOVERNANCE

The Board and the Company’s management are committed to sound corporate governance practices, which are both in the interest of its stockholders and contribute to effective and efficient decision-making. National Policy 58-201 – Corporate Governance Guidelines establishes corporate governance practices that apply to all publicly listed companies. These guidelines are not intended to be prescriptive but to be used by issuers in developing their own corporate governance practices.

Bunker Hill’s corporate governance practices comply with applicable securities regulatory requirements, and we continually monitor legal requirements and developments across the mining industry to ensure we follow best practices.

Board Leadership Structure

Mr. Cruise, the Lead Independent Director, is responsible for chairing regular meetings of the non-management Directors and assumes other responsibilities which the non-management Directors have designated. In the absence of the Chair, the Lead Independent Director shall chair any meeting of the Board, and in the absence of both the Chair and the Lead Independent Director, the members of the Board present may appoint a chair from their number for such meeting.

Mr. Williams is the Executive Chairman, and Mr. Ash is the President and CEO. The Board believes that having different individuals serving in the separate roles of Executive Chairman and President and CEO is in the best interest of stockholders in the Company’s current circumstances because it reflects the Executive Chairman’s oversight of strategic and commercial development, Board functions and processes and all financing activities, and the CEO’s responsibility for management and oversight of mining operations, project execution and U.S.-based strategic engagement, specifically with key stakeholders. Additionally, the Board designates a Lead Independent Director annually to ensure open dialogue between the independent directors is undertaken, and communication from the independent directors to the Executive Chairman has a clear line of responsibility.

Board’s Role in Risk Oversight

The Board considers the identification, understanding, and management of risk as essential elements for the successful management of the Company. The Company faces a variety of risks, including credit risk, liquidity risk and operational risk. The Board believes an effective risk management system will: (i) timely identify the material risks that the Company faces; (ii) communicate necessary information with respect to material risks to senior executives and, as appropriate, to the Board or relevant committees of the Board; (iii) implement appropriate and responsive risk management strategies consistent with the Company’s risk profile; and (iv) integrate risk management into the Company’s decision-making.

Risk oversight is undertaken on a regular basis by the Board and the Audit Committee. The Audit Committee periodically reviews and discusses with management their policies and procedures for the identification, assessment and management of business risks. The Audit Committee also has oversight responsibility with respect to the integrity of the Company’s financial reporting process and systems of internal control regarding finance and accounting, as well as its financial statements. The Audit Committee makes periodic reports to the Board regarding briefings provided by management and advisors as well as on the committee’s own analysis and conclusions regarding the adequacy of the Company’s risk management processes.

At the management level, regular internal risk reviews provide reliable and timely information to the Board and management regarding the Company’s effectiveness in identifying and appropriately controlling risks.

The Company also has a comprehensive internal risk framework, which facilitates performance of risk oversight by the Board and the Audit Committee. The risk management framework is designed to:

●	provide that risks are identified, monitored, reported, and quantified properly;
●	define and communicate the types and amount of risk the Company is willing to take;
●	communicate to the appropriate management level the type and amount of risk taken;
●	maintain risk management processes that are independent of the risk-taking activities; and
●	promote a strong risk management culture that encourages a focus on risk-aware performance.

In addition to the formal compliance program, the Board encourages management to promote a corporate culture that incorporates risk management into the Company’s corporate strategy and day-to-day business operations. The Board also continually works, with the input of the Company’s executive officers, to assess and analyze the most likely areas of future risk for the Company.

Board Independence

National Instrument 58-101 – Disclosure of Corporate Governance Practices (“NI 58-101”) defines an “independent director” as a director who has no direct or indirect “material relationship” with the issuer. A “material relationship” is a relationship which could, in the view of the Board, be reasonably expected to interfere with the exercise of a member’s independent judgment.

The shares of common stock are currently traded on the TSX, under the symbol BNKR and are quoted for trading on the OTCQB under the symbol BHLL, and as such, is not subject to the independence rules of any national securities exchange which requires that a majority of a listed company’s directors and specified committees of its Board meet independence standards prescribed by such rules. For purposes of this disclosure, we have selected the definition of “independence” and the requirements for independence of the Board and of specified committees of the Board set by the NYSE American LLC and as set forth in the NYSE American Company Guide.

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The Board is committed to acting independently and in the interests of the Company’s stockholders and other stakeholders. The Board adheres to the following structures and processes in order to ensure that the Board is able to function independently of management:

●	The appointment of a lead independent director.

●	The Articles of the Company provide that any director may call a meeting of the Board.

●	Non-management directors have regularly scheduled meetings in the absence of management.

●	Four of the six director nominees (66%) are independent within the meaning of NI 58-101.

At the Meeting, stockholders of the Company will be asked to elect all the proposed Nominees as directors of the Company. Following the Meeting, it is expected that four of the six directors (namely, Messrs. Cruise and Child, and Ms. Saxton and Ms. Kast) will be considered independent (assuming the election of the Nominees) within the meaning of NI 58-101 and section 803A of the NYSE American Company Guide. Messrs. Ash and Williams, if elected as directors of the Company at the Meeting, will not be considered independent as they have a “material relationship” with the Company.

Board Mandate

The Board has adopted a Board Mandate, which sets out how the Board delineates its role and responsibilities. A copy of the Board Mandate is available under the “Corporate Governance” section of Bunker Hill’s website under the tab “ESG”.

Position Descriptions

Chairman of the Board

The Board has developed and adopted a written position description for the Chairman of the Board, which provides that the Chairman is responsible for, among other things, chairing all meetings of the Board in a manner that promotes meaningful discussion, providing leadership to enhance the Board’s effectiveness and acting as a liaison between the Board and management.

Chief Executive Officer

The Board has developed and adopted a written position description for the CEO, which provides that the CEO’s primary role is to take overall supervisory and managerial responsibility for the day to day operations of the Company’s business and to manage the Company in an effective, efficient and forward-looking way and to fulfill the priorities, goals and objectives determined by the Board in the context of the Company’s strategic plans, budgets and responsibilities, with a view to increasing shareholder value. The CEO is responsible to the Board.

Committee Chairs

The Board has not developed a written position description for the chairs of the Board’s committees, however, all committee mandates are set forth in each of the standing committee’s charters.

Board Diversity

Along with many companies in the mining industry, Bunker Hill advocates the value of diversity in outlook, governance, performance and decision-making. This takes its shape in many ways with the most prominent being gender diversity. From a gender diversity perspective, 40% of the director nominees are female. Within its management ranks, 20% of the Company’s executives are female as of the date hereof.

Majority Voting Policy

Voting for director elections is on an individual basis, and the Company has adopted a majority voting policy to enhance director accountability. Pursuant to the majority voting policy, if, in an uncontested election of directors of the Company, any particular nominee for director receives a greater number of votes withheld than the number of votes in favor of the nominee, then for purposes of the policy the nominee shall be considered not to have received the support of the stockholders, even though duly elected as a matter of corporate law, and such nominee shall promptly tender his or her resignation to the Chairman of the Board following the meeting.

Insider Trading Arrangements and Hedging Policies

We maintain a securities trading policy that provides guidelines and restrictions applicable to (i) trading in securities of the Company and (ii) communication of material non-public information. The policy prohibits directors and officers of the Company from, among other things, hedging or engaging in derivative transactions involving the Company’s equity securities.

Other Public Company Directorships

Certain of the proposed Nominees for election as directors of the Company are also current directors of other reporting issuers (or equivalent) in a jurisdiction or a foreign jurisdiction as follows:

Name of Director	Other reporting issuer (or equivalent in a foreign jurisdiction)	Trading Market
Mark Cruise	BP Silver Corp	TSXV
	NiCAN Limited	TSXV
	Velocity Minerals Ltd.	TSXV
	Volta Metals Ltd.	CSE
Pamela Saxton	Arizona Metals Corp.	TSX
	Rare Element Resources Ltd.	OTCQB

Orientation and Continuing Education

The Board is responsible for providing a comprehensive orientation and education program for new directors which fully sets out:

●	the role of the Board;

●	the nature and operation of the business of the Company; and

●	the contribution which individual directors are expected to make to the Board in terms of both time and resource commitments.

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In addition, the Board is also responsible for providing continuing education opportunities to existing directors so that individual directors can maintain and enhance their abilities and ensure that their knowledge of the business of the Company remains current.

Most importantly, the members of the Board are all invited to attend the weekly executive management updates—known as the business plan review (BPR), by video conference to ensure that they remain fully appraised of the progress of the Company towards its immediate and longer-term strategic objectives.

Ethical Business Conduct

The Board has adopted a code of business conduct and ethics (the “Code of Ethics”) that will apply to its principal executive officer, principal financial officer and principal accounting officer or controller and to people performing similar functions. The Code of Ethics is designed to deter wrongdoing and to promote honest and ethical conduct, full, fair, accurate, timely and understandable disclosure, compliance with applicable laws, rules and regulations, prompt internal reporting of violations of the code and accountability for adherence to the code. The Board and the Audit Committee are responsible for overseeing compliance with the Code of Ethics. The chair of the Audit Committee and the Ethics Officer each report directly to the Board in this capacity. In addition, the Board has adopted policies and procedures for the submission by employees, directors or officers of concerns regarding suspected violations of the Code of Conduct or applicable laws or regulations; and the receipt and treatment of such concerns.

The Board takes appropriate measures to exercise independent judgement when considering any transactions and agreements. Representatives of the Company who are subject to the Code of Ethics must immediately notify the chair of the Audit Committee or Ethics Officer of the existence of any actual or potential conflict of interest. The circumstances will be reviewed to determine whether a conflict of interest is present and, if so, what course of action to take.

The Code of Ethics is available on the “Corporate Governance” section of the Company’s website www.bunkerhillmining.com under the tab “ESG”, and the Company will provide a copy, without charge, to any person upon receipt of a written request for such, delivered to the Company’s corporate headquarters. All such requests should be sent care of Bunker Hill Mining Corp., 1009 McKinley Avenue, Kellogg, Idaho 83837.

Corporate Governance and Nominating Committee; Nomination of Directors

The Board has established the GNC Committee, which is charged with performing an annual evaluation of the effectiveness of the Board as a whole, the committees of the Board and the contributions of individual directors. The GNC Committee is currently comprised of Mses. Kast (Chair) and Saxton and Mr. Cruise, all of whom are independent directors. The full text of the charter of the GNC Committee is available on the Company’s website www.bunkerhillmining.com.

The Board seeks to achieve a balance of knowledge, experience, and capability. When considering director candidates, the Board considers a number of factors, including, among others, the following (although candidates need not possess all the following characteristics and not all factors are weighted equally):

●	ability to attend regular and special Board and committee meetings and willingness to perform the duties of a director;

●	fine moral character, good personal and business reputation;

●	industry knowledge and contacts in industries served by the Company;

●	ability to be responsible, fair-minded, reliable, ethical and possess high integrity;

●	prior experience as a director;

●	senior-level management experience; and

●	possession of specific skills in electronic data processing, internal auditing, accounting, personnel, finance, etc., and/or demonstrated business or financial institution consulting expertise and experience.

The Board will periodically assess its appropriate size and whether any vacancies are expected due to retirement or otherwise. If vacancies are anticipated, or otherwise arise, or the size of the Board is expanded, the Board will consider various potential director candidates. Candidates may come to the attention of the Board through current Board members or management, stockholders or other people. These candidates will be evaluated at regular or special meetings of the Board and may be considered at any point during the year.

The GNC Committee considers candidates for directors by annual review of the credentials of nominees for re-election to be named in the Management’s proxy materials. The annual review evaluates the effectiveness of the Board and the performance of each director, the continuing validity of the credentials underlying the appointment of each director, and the continuing compliance with the eligibility rules under applicable conflict-of-interest guidelines.

The GNC Committee, whenever considered appropriate, may direct the Chairman to advise each nominee director, prior to appointment to the Board, of the credentials underlying the recommendation of such nominee director’s candidacy. The GNC Committee may recommend to the Board at the annual meeting of the Board, the allocation of Board members to each of the Board committees, and where a vacancy occurs at any time in the membership of any Board committee, the GNC Committee may recommend to the Board a member to fill such vacancy. The GNC Committee monitors on an ongoing basis and, when appropriate, makes recommendations to the Board regarding the Company’s corporate governance.

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Other Board Committees

In addition to the Audit Committee, GNC Committee and Compensation Committee, the Board has an ad hoc Growth Committee. The Growth Committee, when assembled, reviews business development opportunities on behalf of the Board and meets in response to specific time-sensitive strategic requirements only.

Stockholder Communications with the Board

Any stockholder wishing to communicate with the Board or any individual director may do so by contacting the Corporate Secretary at the address listed below:

Bunker Hill Mining Corp.

1009 McKinley Avenue

Kellogg, Idaho 83837

Attention: Corporate Secretary

All communications will be forwarded to the Board or the relevant Board member.

INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS

At no time during the period ended December 31, 2025, and at any time from January 1, 2026 to the date hereof, was a current or former executive officer or director of the Company, any proposed Nominee for election as a director of the Company, or any of their respective associates indebted to the Company or any of its subsidiaries or indebted to another entity where the indebtedness is the subject of a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by the Company or any of its subsidiaries.

MANAGEMENT CONTRACTS

The Company’s management functions are performed by its NEOs, and the Company has no management agreements or arrangements in place under which such management functions are performed by persons other than the NEOs.

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

There were no material transactions, or series of similar transactions, during the 2025 Fiscal Year, or any currently proposed transactions, or series of similar transactions, to which the Company was or is to be a party, in which the amount involved exceeded the lesser of $120,000 or one percent of the average of the issuer’s total assets at year-end for the last two completed fiscal years and in which any director, executive officer or any security holder who is known to the Company to own of record or beneficially more than five percent of the shares of common stock, or any member of the immediate family of any of the foregoing persons, had an interest.

Review, Approval or Ratification of Transactions with Related Parties

The Company’s Audit Committee charter provides that the Audit Committee will review all related party transactions. The policy requires review, approval or ratification of all transactions in which (i) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year; (ii) the Company is a participant; and (iii) any directors, executive officers, significant shareholders and any immediate family member of the foregoing persons has or will have a direct or indirect material interest.

In determining whether to approve or ratify related party transactions, the Audit Committee will take into consideration, among other factors it deems appropriate, whether the transactions are on terms no less favorable to the Company than those available to unaffiliated third-parties under the same or similar circumstances and the extent of the related person’s interest in the transaction. If a related party transaction is to be ongoing, the Audit Committee may establish guidelines for the Company’s management to follow in its ongoing dealings with the related person.

OTHER MATERIAL FACTS

Management has no knowledge of any other matters to come before the Meeting, other than those referred to in the Notice of Meeting. If any other matters properly come before the Meeting, the shares of common stock represented by the proxies solicited hereby will be voted on such matters in accordance with the best judgment of the persons voting the proxies.

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STOCKHOLDER PROPOSALS

If a stockholder wishes to have a proposal included in the notice of annual meeting of stockholders and related proxy statement for the Company’s 2027 annual meeting of stockholders, the stockholder must follow the procedures set forth in Rule 14a-8 under the Exchange Act and submit the proposal to the Company (i) not less than 120 calendar days before the anniversary date of the Company’s proxy statement released to the shareholders in connection with the previous year’s annual general meeting, being January 21, 2027 or (ii) if the date of the Company’s 2027 annual meeting of stockholders changes by more than 30 days from the date of the Meeting, a reasonable time before the Company begins to print and send its proxy materials. The fact that a stockholder proposal is received in a timely manner does not ensure its inclusion in the proxy materials, as the proposal must satisfy all requirements of the proxy rules for inclusion.

If a stockholder proposal is not submitted to the Company by January 21, 2027, the Company may still grant discretionary proxy authority to vote on a stockholder proposal if such proposal is received by the Company by April 6, 2027 in accordance with Rule 14a-4(c)(1) of Regulation 14A of the Exchange Act.

If a stockholder wishes to nominate a candidate for director at the Company’s 2026 annual meeting of stockholders and the nomination is not intended to be included in the Company’s proxy statement and form of proxy relating to that meeting, the stockholder must give advance notice to the Company within the time periods set forth in the Company’s bylaws and must comply with the other requirements set forth in the bylaws. Subject to certain exceptions, to be timely under the bylaws, a proposal must be received not less than 30, and not more than 65, days prior to the date of the annual meeting of stockholders, or, in the case of the 2027 annual meeting of stockholders, between April 26, 2027 and May 31, 2027, assuming the 2027 annual meeting of stockholders is held on June 30, 2027 provided, however, that in the event that the annual meeting of shareholders is called for a date that is less than 50 days after the date (the “Notice Date”) on which the first public announcement of the date of the annual meeting was made, notice by the Nominating Shareholder may be made not later than the close of business on the tenth (10th) day following the Notice Date.

In addition to satisfying the foregoing requirements under our bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees for the 2026 annual meeting must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 20, 2025, unless the date of our 2027 annual meeting has changed by more than 30 days calendar days from this year’s annual meeting in which case such notice will be due on the later of 60 calendar days prior to the date of the annual meeting or the 10th calendar day following the day on which public announcement of the date of the annual meeting is first made.

All stockholder proposals should be submitted to the Company’s Corporate Secretary at 1009 McKinley Avenue, Kellogg, Idaho 83837.

HOUSEHOLDING OF PROXY MATERIALS

The SEC’s rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. Some brokers household proxy materials and annual reports, delivering a single proxy statement and annual report to multiple stockholders sharing an address, although each stockholder will receive a separate proxy card. Once a stockholder has received notice from his or her broker that it will be householding materials, householding will continue until the stockholder is notified otherwise or revokes consent. If at any time a stockholder no longer wishes to participate in householding and would prefer to receive a separate proxy statement and annual report, the stockholder should notify his or her broker. If a stockholder would like to receive a separate copy of this Proxy Statement or accompanying notice of annual meeting of stockholders or Annual Report on Form 10-K for the fiscal year ended December 31, 2025, he or she should contact the Company by writing to the Corporate Secretary, Bunker Hill Mining Corp., 1009 McKinley Avenue, Kellogg, Idaho 83837.

ADDITIONAL INFORMATION

The Company is subject to the informational requirements of the United States Securities Exchange Act of 1934, as amended, and, in accordance therewith, files reports and other information with the SEC. The SEC maintains an Internet site that contains reports, proxy and information statements and other information regarding the Company and other registrants that file electronically with the SEC at www.sec.gov.

Additional information about the Company is located on SEDAR+ at www.sedarplus.com. Financial information is provided in the 2025 Financial Statements and related management’s discussion and analysis. Alternatively, stockholders may contact the Company for additional information by writing to the Chief Financial Officer and Corporate Secretary, Gerbrand van Heerden, at the following address:

Bunker Hill Mining Corp.

1009 McKinley Avenue

Kellogg, Idaho 83837

Board of Directors Approval

The undersigned hereby certifies that the contents and sending of this Proxy Statement to the stockholders have been approved by the Board.

Appendices and Schedules

Appendix A – Form of Proxy

Schedule A – Audit Committee Charter

Schedule B – Amended and Restated Restricted Stock Unit Plan

Schedule C – Amended and Restated Stock Option Plan

DATED at Kellogg, Idaho this 11th day of May 2026.

BY ORDER OF THE BOARD OF DIRECTORS

(signed) “Richard Williams”
Richard Williams Executive Chairman

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APPENDIX “A”

FORM OF PROXY

BUNKER HILL
MINING CORPORATION

Computershare

320 Bay Street, 14th Floor
Toronto, ON M5H 4A6
www.computershare.com

Security Class

Holder Account Number

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Form of Proxy - Annual General Meeting to be held on June 11, 2026

This Form of Proxy is solicited by and on behalf of Management and the Board of Directors.

Notes to proxy

1. **Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the Management Nominees whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).**
2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated. If you are voting on behalf of a corporation you are required to provide your name and designation of office, e.g., ABC Inc. per John Smith, President.
3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.
4. If a date is not inserted in the space provided on the reverse of this proxy, it will be deemed to bear the date on which it was mailed to the holder by Management.
5. **The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, and the proxy appoints the Management Nominees listed on the reverse, this proxy will be voted as recommended by Management and the Board of Directors.**
6. The securities represented by this proxy will be voted in favour, or withheld or abstained from voting, or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for. If you have specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting and Proxy Statement or other matters that may properly come before the meeting or any adjournment or postponement thereof, unless prohibited by law.
8. This proxy should be read in conjunction with the accompanying documentation provided by Management.

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Proxies submitted must be received by 10:00 am (Pacific Time), on June 9, 2026.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Telephone

- Call the number listed BELOW from a touch tone telephone.

1-866-732-VOTE (8683) Toll Free

To Vote Using the Internet

- Go to the following web site: www.investorvote.com
- **Smartphone?** Scan the QR code to vote now.

If you vote by telephone or the Internet, DO NOT mail back this proxy.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.
Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management Nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER

Appointment of Proxyholder

I/We being holder(s) of securities of Bunker Hill Mining Corp. (the "Company") hereby appoint: Richard Williams, or failing this person, Bradley Barnett, or failing this person, Sam Ash (the "Management Nominees")

OR

Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein.

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the stockholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and on all other matters that may properly come before the Annual General Meeting of Stockholders of the Company to be held at 1009 McKinley Avenue, Kellogg, Idaho 83837 on June 11, 2026 at 10:00 am (Pacific Time), and at any adjournment or postponement thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.

	For	Against	Abstain
1. **Ratify Appointment of Auditor** Ratify the appointment of MNP LLP, Chartered Professional Accountants, as auditor of the Company for the fiscal year ending December 31, 2026.	☐	☐	☐

2. **Election of Directors**

	For	Withhold		For	Withhold		For	Withhold
01. Sam Ash	☐	☐	02. Mark Cruise	☐	☐	03. Kelli Kast	☐	☐
04. Mark Child	☐	☐	05. Pamela Saxton	☐	☐	06. Richard Williams	☐	☐

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Signature of Proxyholder

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. **If no voting instructions are indicated above, and the proxy appoints the Management Nominees, this Proxy will be voted as recommended by Management.**
If you are voting on behalf of a corporation you are required to provide your name and designation of office, e.g., ABC Inc. per John Smith, President.

Signature(s)

Signing Capacity

Date

DD / MM / YY

Interim Financial Statements - Mark this box if you would like to receive Interim Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

Annual Financial Statements - Mark this box if you would like to receive the Annual Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist.

HKHQ 385569 AR1

SCHEDULE “A”

AUDIT COMMITTEE CHARTER

ARTICLE 1: PURPOSE

1.1	The Audit Committee (the “Committee”) assists the Board in overseeing:

●	The integrity of financial statements and reporting;
●	Internal controls, including accounting, disclosure, IT, and cybersecurity;
●	Accounting policies and practices;
●	The qualifications, independence, and performance of the independent auditor;
●	Financial management performance;
●	Procedures for handling complaints and compliance;
●	Compliance with legal and regulatory requirements; and
●	Financial risk assessment and management.

ARTICLE 2: COMPOSITION AND MEMBERSHIP

2.1	The Committee shall have at least three independent directors who:

●	Meet independence requirements under applicable laws and stock exchange rules;
●	Qualify as “non-employee directors” under Rule 16b-3; and
●	Are financially literate, with at least one Audit Committee Financial Expert and a financially sophisticated Chair.

2.2	The Committee shall recommend to the Board, and the Board shall approve, a designated Chair who will serve until he or she is removed from the position.

2.2	Members are appointed and removed by the Board and serve until replaced, resignation, or departure from the Board.

ARTICLE 3: MEETINGS AND QUORUM

●	The Committee meets at least quarterly and as needed, including executive sessions with auditors and management.
●	Notice is provided to Members and relevant parties.
●	A majority constitutes a quorum.
●	The Committee may invite participants as needed.
●	Meetings may be called by the Chair, any Member, or the independent auditor.
●	The Corporate Secretary serves as Committee Secretary unless otherwise determined.

ARTICLE 4: DUTIES AND RESPONSIBILITIES

4.1 Financial Reporting

The Committee shall:

●	Review and recommend annual (Form 10-K) and quarterly (Form 10-Q) financial statements and disclosures;
●	Review earnings releases and other financial disclosures;
●	Obtain CEO/CFO certifications prior to public release;
●	Review significant accounting policies, estimates, judgments, and financial risks;
●	Assess contingencies, litigation, and major transactions; and
●	Discuss financial reporting quality and issues with management and auditors.

A-1

4.2 Internal Controls

The Committee shall:

●	Oversee internal control systems and financial reporting controls;
●	Review control deficiencies and corrective actions; and
●	Meet with auditors without management present as needed.

4.3 Independent Auditor

The Committee shall:

●	Appoint, compensate, and oversee the independent auditor;
●	Pre-approve all audit and non-audit services;
●	Evaluate auditor qualifications, independence, and performance;
●	Review audit scope, planning, and staffing;
●	Ensure compliance with Public Company Accounting Oversight Board standards and partner rotation requirements; and
●	Review auditor independence annually.

4.4 Compliance

The Committee shall:

●	Oversee disclosure controls and regulatory compliance;
●	Review legal matters affecting financial statements;
●	Monitor compliance with laws and regulatory inquiries; and
●	Establish and oversee procedures for handling complaints, including anonymous submissions.

4.5 Other Responsibilities

The Committee shall:

●	Oversee cybersecurity, data privacy, and information security risks, including policies, incidents, and disclosures;
●	Review financial risk management programs;
●	Approve related party transactions and conflict-of-interest matters; and
●	Review the appointment and qualifications of the CFO and key finance personnel.

4.6 Reporting

The Committee shall:

●	Report regularly to the Board, including after each Committee meeting; and
●	Provide required disclosures for the annual proxy statement.

ARTICLE 5: ADVISORS

5.1 The Committee may retain and compensate independent advisors as needed. The Corporation will provide appropriate funding for advisors, auditors, and administrative expenses.

ARTICLE 6: GENERAL

6.1 The Committee shall:

●	Review this Charter annually and recommend updates to the Board; and
●	Conduct an annual Committee self-assessment.

This Amended and Restated Charter was approved by the Board of Directors of Bunker Hill Mining Corp. on May 11, 2026.

A-2

SCHEDULE “B”

AMENDED AND RESTATED RESTRICTED STOCK UNIT INCENTIVE PLAN

SECOND AMENDED AND RESTATED RESTRICTED STOCK UNIT INCENTIVE PLAN

Bunker Hill Mining Corp., a corporation incorporated under the laws of Nevada (the “Company”), sets forth herein the terms of its Restricted Stock Unit Incentive Plan (the “Plan”), as follows:

1.	PURPOSE

The Plan is intended to enhance the Company’s and its Affiliates’ ability to attract and retain highly qualified Officers, key Employees, Directors, Service Providers and other Persons, and to motivate such Officers, key Employees, Directors, Service Providers and other Persons to serve the Company and its Affiliates and to expend maximum effort to improve the business results and earnings of the Company by providing to such Persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company (as such terms are defined herein). To this end, the Plan provides for the grant of Restricted Stock Units (as defined herein). Any of these awards of Restricted Stock Units may, but need not, be made as performance incentives to reward attainment of annual or long-term performance goals in accordance with the terms hereof (as such performance goals are specified in the Award Agreement).

2.	DEFINITIONS

For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

2.1	“Affiliate” has the meaning given to such term in the TSX Company Manual.

2.2	“Associate” has the meaning given to such term in the TSX Company Manual.

2.3	“Applicable Withholding Tax” has the meaning given to such term in Section 12.3 hereof.

2.4	“Award” means a grant of Restricted Stock Units under the Plan.

2.5	“Award Agreement” means the written or electronic agreement between the Company and a Grantee that evidences and sets out the terms and conditions of an Award.

2.6	“Board” means the Board of Directors of the Company.

2.7	“Cause” means, as determined by the Board and unless otherwise provided in an applicable agreement with the Company or an Affiliate, (i) gross negligence or willful misconduct in connection with the performance of duties; (ii) conviction of a criminal offense; or (iii) material breach of any term of any employment, consulting or other services, confidentiality, intellectual property or non-competition agreements, if any, between the Employee or Service Provider and the Company or an Affiliate.

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2.8	“Change of Control” means (i) a takeover bid for a sufficient number of Shares such that if such number of Shares are tendered into the bid and the bid closes, the bidder and all parties acting jointly or in concert with the bidder (the “bid group”) would have direction or control over more than 50% of the Shares, excluding the Shares subject to the Plan, unless parties exercising control or direction over a blocking number of Shares have provided by the date (the “blocking date”) which is five business days before the initial expiry date of the bid, their written undertaking to all Grantees under the Plan not to tender into the bid, in the aggregate, at least a blocking number of Shares; “blocking number” means that number of Shares which, if withheld from being tendered into the bid and assuming no increase in the number of outstanding Shares, would result in the bidder not acquiring direction or control over more than 50% of the outstanding Shares immediately following closing of the bid; (ii) a merger, consolidation, combination, reorganization or other transaction pursuant to which a party, or parties acting jointly and in concert, would acquire direction or control over more than 50% of the outstanding Shares or more than 50% of the votes attaching to all of the voting securities of any successor entity resulting from such transaction; (iii) a sale, lease or exchange of all or substantially all of the assets of the Company determined on either a consolidated or a non-consolidated basis; or (iv) the election or appointment to the Board of a number of persons who represent a majority of the Board and who were not proposed or approved by a majority of the Board as previously constituted. The effective date of a Change of Control is (a) for the purposes of (i), the date immediately following the blocking date; (b) for the purposes of (ii) and (iii), the date of the latest of shareholder, other stakeholder, Court or other required approval of the transaction; and for the purposes of (iv), the date of the shareholder resolution or other corporate action approving the election or appointment.

2.9	“Committee” means the compensation committee of the Board or any other committee or person designated from time to time by resolution of the Board to administer the Plan, which shall be constituted as provided in Section 3.2.

2.10	“Company” means Bunker Hill Mining Corp. and any successor corporation, whether by amalgamation, merger or otherwise.

2.11	“Director” means a director of the Company.

2.12	“Disinterested Shareholder” means a holder of Shares that is not an Insider nor an Associate of an Insider;

2.13	“Disinterested Shareholder Approval” means approval by a majority of the votes cast by all Disinterested Shareholders entitled to vote at a meeting of shareholders of the Company, excluding votes attached to Shares beneficially owned by Insider to whom RSUs may be granted under the Plan and their Associates and Affiliates.

2.14	“Employee” means:

(a)	an individual who is considered an employee of the Company or its Subsidiary under the Income Tax Act (Canada) (and for whom income tax, employment insurance and CPP deductions must be made at source);

(b)	an individual who works full-time for the Company or its Subsidiary providing services normally provided by an employee and who is subject to the same control and direction by the Company over the details and methods of work as an employee of the Company, but for whom income tax deductions are not made at source; or

(c)	an individual who works for the Company or its Subsidiary on a continuing and regular basis for a minimum amount of time per week (the number of hours should be disclosed in the submission) providing services normally provided by an employee and who is subject to the same control and direction by the Company over the details and methods of work as an employee of the Company, but for whom income tax deductions are not made at source.

2.15	“Fair Market Value” means the value of a Share, determined as follows: if on the Grant Date or other determination date the Shares are listed on the Stock Exchange or another established national or regional stock exchange or is publicly traded on an established securities market, the Fair Market Value of the Shares shall be the closing price of the Shares on such exchange or in such market (if there is more than one such exchange or market the Board shall determine the appropriate exchange or market) on the Grant Date or such other determination date (or if there is no such reported closing price, the Fair Market Value shall be the mean between the highest bid and lowest asked prices or between the high and low sale prices on such trading day) or, if no sale of Shares is reported for such trading day, on the next preceding day on which any sale shall have been reported. If the Shares are not listed on such an exchange, quoted on such system or traded on such a market, Fair Market Value shall be the value of a Share as determined by the Board in good faith.

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2.16	“GAAP” means, at any time, accounting principles generally accepted in the United States, at the relevant time applied on a consistent basis.

2.17	“Grant Date” means, as determined by the Board, the latest to occur of (i) the date as of which the Board approves an Award, (ii) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 6 hereof, or (iii) such other date as may be specified by the Board.

2.18	“Grantee” means any Director, Officer, Service Provider, Employee or other Person, that is a natural person, engaged to provide, on a bona fide basis, services to the Company, or to an Affiliate of the Company, for an initial, renewable or extended period of 12 months or more who is designated as a Grantee by the Board under Section 3.3.

2.19	“Insider” has the meaning given to such term in the TSX Company Manual.

2.20	“Officer” means an officer of the Company that has been duly appointed by the Board.

2.21	“Outside Director” means a member of the Board who is not an officer or employee of the Company.

2.22	“Person” means any individual, partnership, joint venture, syndicate, sole proprietorship, company or corporation with or without share capital, trust, trustee, executor, administrator or other legal personal representative, regulatory body or agency, government or governmental agency, authority or entity howsoever designated or constituted.

2.23	“Plan” means this restricted stock unit incentive plan, as the same may be amended from time to time.

2.24	“Restricted Stock Unit” or “RSU” means a bookkeeping entry representing the right to receive one Share, subject to the restrictions and vesting provisions provided herein, and awarded to a Grantee pursuant to Sections 7 and 8 hereof.

2.25	“Securities Act” means the Securities Act (Ontario), as now in effect or as hereafter amended.

2.26	“Security Based Compensation” means any issuance or potential issuance of Shares or other securities of the Company to an eligible Person pursuant to a Security Based Compensation Plan.

2.27	“Security Based Compensation Plans” means, collectively, (i) the Company’s amended and restated stock option plan, as such may be amended from time to time, (ii) this Plan and (iii) any other compensation or incentive mechanism adopted by the Company involving the issuance or potential issuance of Shares or other securities of the Company to eligible Persons thereunder.

2.28	“Service” means service of an Employee of or Service Provider to the Company or an Affiliate. Unless otherwise stated in the applicable Award Agreement, a Grantee’s change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to be an Employee of or Service Provider to the Company or an Affiliate. Subject to the preceding sentence, whether a termination of Service shall have occurred for purposes of the Plan shall be determined by the Board, which determination shall be final, binding and conclusive.

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2.29	“Service Provider” means, in relation to the Company, an individual (other than an Employee or a Director) that:

2.29.1	is engaged to provide, on a bona fide basis, for an initial, renewable or extended period of 12 months or more, consulting, technical, management or other services to the Company or to an Affiliate of the Company, other than services provided in relation to a distribution of securities and does not directly or indirectly promote or maintain a market for the Company’s securities;

2.29.2	provides the services under a written contract between the Company or the Affiliate and the individual or the company, as the case may be;

(i)	in the reasonable opinion of the Company, spends or will spend a significant amount of time and attention on the affairs and business of the Company or an Affiliate; and

(ii)	has a relationship with the Company or an Affiliate that enables the individual to be knowledgeable about the business and affairs of the Company.

2.30	“Shares” means the issued and outstanding common stock in the capital of the Company.

2.31	“Stock Exchange” means any principal stock exchange(s) or any other stock exchange upon which the Shares are listed and posted for trading.

2.32	“Subsidiary” means any “subsidiary entity” of the Company within the meaning of Multilateral Instrument 61-101 – Protection of Minority Shareholders in Special Transactions.

2.33	“TSX” means the Toronto Stock Exchange.

2.34	“TSX Policies” means the policies included in the TSX Company Manual and “TSX Policy” means any one of them.

3.	ADMINISTRATION OF THE PLAN

3.1	Board

The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Company’s articles and applicable law, subject to the TSX Policies and the rules promulgated thereunder. The Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan, any Award or any Award Agreement. All such actions and determinations shall be by the affirmative vote of a majority of the members of the Board present at a meeting or by unanimous consent of the Board executed in writing in accordance with the Company’s articles and applicable law. The interpretation and construction by the Board of any provision of the Plan, any Award or any Award Agreement shall be final, binding and conclusive.

3.2	Committee

The Board from time to time may delegate to the Committee such powers and authorities related to the administration and implementation of the Plan, as set forth in Section 3.1 above and other applicable provisions, as the Board shall determine, other than the Board’s power and authority to grant awards or to issue Shares to Grantees upon the vesting of an Award, consistent with the articles of the Company and applicable law.

(i) Except as provided in Subsection (ii) and except as the Board may otherwise determine, the Committee, if any, appointed by the Board to administer the Plan shall consist of two or more Outside Directors of the Company who meet such requirements as may be established from time to time by the securities regulatory authorities for such incentive plans and who comply with the independence requirements of applicable securities regulatory policies.

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(ii) The Board may also appoint one or more separate committees of the Board, each composed of one or more Directors who need not be Outside Directors, who may administer the Plan and may determine all terms of such Awards.

Notwithstanding the foregoing, the Board may not delegate its authority to grant Awards or to issue Shares to Grantees upon the vesting of an Award.

In the event that the Plan, any Award or any Award Agreement entered into hereunder provides for any action to be taken by or determination to be made by the Board, such action may be taken or such determination may be made by the Committee if the power and authority to do so has been delegated to the Committee by the Board as provided for in this Section 3.2. Unless otherwise expressly determined by the Board, any such action or determination by the Committee shall be final, binding and conclusive. To the extent permitted by law, the Committee may delegate its authority under the Plan to a member of the Board.

3.3	Terms of Awards

Subject to the other terms and conditions of the Plan, the Board shall have full and final authority to:

(i)	designate Grantees;

(ii)	determine the number of Shares to be subject to an Award;

(iii)	establish the terms and conditions of each Award (including, but not limited to, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting or forfeiture of an Award and any other terms or conditions), provided, however, that no Award may vest before the date that is one year following the applicable Grant Date, subject to acceleration as provided in Section 11.2;

(iv)	prescribe the form of each Award Agreement evidencing an Award;

(v)	establish performance criteria; and

(iv)	amend, modify, or supplement the terms of any outstanding Award. Such authority specifically includes the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to modify Awards to eligible Persons who are foreign nationals or are individuals who are employed outside Canada to recognize differences in local law, tax policy, or custom.

As a condition to any subsequent Award, the Board shall have the right, at its discretion, to require Grantees to return Awards previously made under the Plan to the Company. Subject to the terms and conditions of the Plan, any such new Award shall be upon such terms and conditions as are specified by the Board at the time the new Award is made. The Board shall have the right, in its discretion, to make Awards in substitution or exchange for any other award under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate. The Company may retain the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee on account of actions taken by the Grantee in violation or breach of or in conflict with any employment agreement, non-competition agreement, any agreement prohibiting solicitation of employees or clients of the Company or any Affiliate thereof or any confidentiality obligation with respect to the Company or any Affiliate thereof or otherwise in competition with the Company or any Affiliate thereof, to the extent specified in such Award Agreement applicable to the Grantee. Furthermore, the Company may, within 30 days, annul an Award if the Grantee is an Employee of the Company or an Affiliate thereof and is terminated for Cause. The grant of any Award shall be contingent upon the Grantee executing the appropriate Award Agreement.

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3.4	No Liability

No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award or Award Agreement.

3.5	Book Entry

Notwithstanding any other provision of this Plan to the contrary, the Company may elect to satisfy any requirement under this Plan for the delivery of share certificates through the use of book-entry.

3.6	Press Release

A grant of any Award under this Plan to a Director or Officer, and any amendment to an Award issued under this Plan to such Director or Officer, must be disclosed to the public by way of a news release that must be disseminated on the day the Award is granted or amended, as applicable.

4.	SHARES SUBJECT TO THE PLAN

4.1	Maximum Number of Shares

Shares issued or to be issued under the Plan shall be authorized but unissued Shares. Subject to adjustment as provided in Section 11 hereof or as required by the Stock Exchange, the maximum number of Shares available for issuance under the Plan shall be 7.5% of the total number of issued and outstanding Shares as at April 28, 2026, and shall be fixed at 3,501,396 Shares. The number of Shares issued or to be issued under the Plan and all other Security Based Compensation Plans, at any time, shall not exceed 20% of the total number of the issued and outstanding Shares. If any Shares covered by an Award are settled in cash, forfeited, surrendered, cancelled or otherwise terminated prior to the delivery of any Shares subject thereto, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award shall, to the extent of any such settlement, forfeiture, surrender, cancellation or termination, again be available for making Awards under the Plan. The Board shall have the right to substitute or assume Awards in connection with mergers, reorganizations, separations, or other transactions. The number of Shares reserved pursuant to this Section 4.1 may be increased by the corresponding number of Awards assumed and, in the case of a substitution, by the net increase in the number of Shares subject to Awards before and after the substitution.

4.2	Restrictions on Issuances

Unless Disinterested Shareholder Approval has been obtained, during any 12-month period:

(i)	the maximum aggregate number of Shares which may be issued under the Plan and any other Security Based Compensation Plan on and after the effective date of the Plan to Insiders (as a group), shall not exceed 10% of the issued and outstanding Shares, calculated as at the date any Security Based Compensation is granted or issued to any Insider; and

(ii)	the maximum aggregate number of Shares which may be issuable under the Plan and any other Security Based Compensation Plan on and after the effective date of the Plan to any one Grantee, must not exceed 5% of the then issued and outstanding Shares, calculated as at the date any Security Based Compensation is granted or issued to the Grantee.

Notwithstanding the foregoing:

(i)	unless Disinterested Shareholder Approval has been obtained, the maximum aggregate number of Shares issuable pursuant to all Security Based Compensation granted or issued to Insiders (as a group), at any time, cannot exceed 10% of the issued and outstanding Shares; and

(ii)	the annual grant of Awards under this Plan to any one non-Employee Director, in combination with all other Security Based Compensation granted to such non-Employee Director, shall be limited to an annual equity award value (based on grant date fair value as determined by the Board) of $150,000 per non-Employee Director, provided that the total value (based on grant date fair value as determined by the Board) of stock options issuable to any one non-Employee Director in any one year period shall not exceed $100,000.

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5.	EFFECTIVE DATE, DURATION AND AMENDMENTS

5.1	Effective Date

The Plan will be effective upon the approval of the Plan by the Board; provided that no Shares may be issued under the Plan until and unless all required Stock Exchange, regulatory and shareholder approvals have been obtained with the respect to the issuances of Shares hereunder.

5.2	Amendment and Termination of the Plan

The Board may, at any time and from time to time, amend the Plan or suspend, extend or terminate the Plan in whole or in part, subject to the requirements of the Stock Exchange(s). No such amendment, suspension or termination shall adversely affect the rights of any Grantee at the time of such amendment, suspension or termination with respect to outstanding and unredeemed Restricted Stock Units credited to such Grantee without the consent of the affected Grantee. An amendment shall be contingent on stockholder approval to the extent stated by the Board, required by applicable law or required by applicable Stock Exchange listing requirements. Notwithstanding the foregoing, the Plan shall not be amended without obtaining stockholder approval for any amendment to (i) remove or exceed the 10% Insider participation limit, (ii) increase the maximum number of Shares made available from treasury under the Plan, (iii) extend the term of an RSU for the benefit of an Insider, (iv) designate additional categories of Grantees, (v) permit the transfer or assignment of an RSU other than for normal estate settlement purposes, or (vi) change this amendment provision.

However, the Board may, without notice, at any time and from time to time, and without stockholder approval, amend the Plan or any provisions thereof in such manner as the Board, in its sole discretion, determines appropriate, including, without limitation: (i) amendments of a housekeeping nature, including to correct any ambiguity, defective provision, error or omission in the provisions of the Plan; (ii) changes to vesting provisions of Restricted Stock Units; (iii) changes to the term of the Plan or Awards made hereunder (other than an extension for the benefit of an Insider); (iv) amendments to the terms and conditions of the Plan necessary to ensure that the Plan complies with the applicable regulatory requirements, including the requirements of the Stock Exchange, in place from time to time; or (v) changes to performance criteria.

If the Board terminates the Plan, no new Restricted Stock Units will be awarded to any Grantee, but outstanding and unredeemed previously credited Restricted Stock Units shall remain outstanding.

6.	AWARD ELIGIBILITY AND LIMITATIONS

6.1	Employees and Service Providers

Subject to this Section 6, Awards may be made under the Plan to any Grantee as the Board shall determine and designate from time to time. The Company and the Grantee of Restricted Stock Units are responsible for ensuring and confirming that the Grantee of Restricted Stock Units is a bona fide Employee or Service Provider, if applicable.

6.2	Successive Awards

An eligible Person may receive more than one Award, subject to such restrictions as are provided herein.

6.3	Stand-Alone, Additional, Tandem, and Substitute Awards

Awards granted under the Plan may, in the discretion of the Board, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate, or any other right of a Grantee to receive payment from the Company or any Affiliate. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award, the Board shall require the surrender of such other Award in consideration for the grant of the new Award.

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7.	AWARD AGREEMENT

Each Award granted pursuant to the Plan shall be evidenced by an Award Agreement, in such form or forms as the Board shall from time to time determine. Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. By entering into an Award Agreement as described in this Section 7, each Grantee shall be deemed conclusively to have accepted and consented to all terms of this Plan and all bona fide actions or decisions made by the Committee. Such terms and consent shall also apply to and be binding on the legal representative, beneficiaries, heirs and successors of each Grantee.

8.	TERMS AND CONDITIONS OF RESTRICTED STOCK UNITS

8.1	Grant of Restricted Stock Units

Awards shall be in the form of Restricted Stock Units. Subject to the restrictions and vesting provisions provided in Section 8.2, each RSU shall entitle the Grantee to receive one Share.

8.2	Restrictions and Vesting

At the time a grant of Restricted Stock Units is made, the Board may, in its sole discretion, establish a period of time (a “Vesting period”) applicable to such Restricted Stock Units. Each Award of Restricted Stock Units may be subject to a different vesting period. The Board may, in its sole discretion, at the time a grant of Restricted Stock Units is made, prescribe restrictions in addition to or other than the expiration of the vesting period, including the satisfaction of corporate or individual performance objectives, which may be applicable to all or any portion of the Restricted Stock Units in accordance with Sections 9.1 and 9.2. Notwithstanding the foregoing, (i) Restricted Stock Units shall vest in full from a period beginning on the Grant Date to the date which is not later than three (3) years from the Grant Date; (ii) Restricted Stock Units for which vesting may be accelerated by achieving performance targets shall vest in full from a period beginning on the Grant Date to the date which is not later than three (3) years from the Grant Date; (iii) at the election of an Outside Director at the time the Award is granted, Restricted Stock Units may vest in full from a period beginning on the Grant Date to the date which is not later than three (3) years from the Grant Date, and if no election is made, upon the earlier of a Change of Control in accordance with Section 11.2 or his or her resignation from the Board; and (iv) except for the cessation of an Employee or Service Provider’s position as an Employee or Service Provider, respectively, in no case shall a Restricted Stock Unit vest within one (1) year from the Grant Date, subject to Section 11.2.

Restricted Stock Units may not be sold, transferred, assigned, pledged or otherwise encumbered or disposed of (other than to the Grantee’s beneficiary or estate, as the case may be, upon the death of the Grantee) during the vesting period.

Upon the death of a Grantee, any RSUs granted to such Grantee which, prior to the Grantee’s death, have not vested, will immediately vest, subject to the pass of one (1) year from the Grant Date, and the Grantee’s estate shall be entitled to receive payment in accordance with Section 8.6 hereof. Notwithstanding any other provision in the Plan, the period in which the Grantee’s estate may make such a claim of entitlement must not exceed one (1) year from the date of the Grantee’s death.

8.3	Restricted Stock Unit Accounts

An account will be maintained by the Secretary of the Company, or such other Officer as the Board may designate, in the name and for the benefit of the Grantee, in which will be recorded the number of RSUs granted to the Grantee, the Grant Date and expiry date of the RSUs.

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8.4	Rights of Holders of Restricted Stock Units

8.4.1	Voting and Dividend Rights

Grantees of Restricted Stock Units shall have no rights as shareholders of the Company. The Board may provide in an Award Agreement evidencing a grant of Restricted Stock Units that the Grantee shall be entitled to receive, upon the Company’s payment of a cash dividend on its outstanding Shares, a cash payment for each Restricted Stock Unit granted equal to the per-share dividend paid on the outstanding Shares. Such Award Agreement may also provide that such cash payment will be deemed reinvested in additional Restricted Stock Units at a price per unit equal to the Fair Market Value of the Shares on the date that such dividend is paid. Any grant of additional Restricted Stock Units pursuant to this Section 8.4.1 must be included in the maximum number of Shares subject to the Plan pursuant to Section 4 of the Plan. If there are not a sufficient number of Shares available under the Plan to satisfy the grant of additional Restricted Stock Units, notwithstanding any provision in the applicable Award Agreement, the Company shall satisfy the obligation by way of cash payment.

8.4.2	Creditor’s Rights

A Grantee shall have no rights other than those of a general creditor of the Company. Restricted Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Agreement.

8.5	Termination of Service

Unless the Board otherwise provides in an Award Agreement or in writing after the Award Agreement is issued, subject to the requirements of the Stock Exchange(s), upon the termination of a Grantee’s Service, any RSUs granted to a Grantee that have not vested and will not vest within 30 days from the date of termination, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of RSUs, the Grantee shall have no further rights with respect to such Award, including but not limited to any right to receive dividends with respect to the RSUs. For greater certainty, all Awards must expire within 12 months following the Grantee ceasing to be an eligible participant under the Plan.

8.5.1	Termination for Cause and Voluntary Resignation

If a Grantee ceases to be an Employee as a result of termination for Cause, then effective as of the date notice is given to the Grantee of termination, the Company may, within 30 days, annul an award if the Grantee is an Employee of the Company or an Affiliate thereof. If a Grantee’s employment is terminated with cause, or at the option of the Grantee, unless the Board otherwise provides in an Award Agreement or in writing after the Award Agreement is issued, any RSUs that have not vested and will not vest within 30 days from the date of termination, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited.

8.6	Delivery of Shares

Upon the expiration or termination of the vesting period and the satisfaction of any other restrictions prescribed by the Board, the RSUs shall vest and shall be settled in Shares (net of any Applicable Withholding Tax) issued by the Company from treasury and, unless otherwise provided in the Award Agreement, a share certificate for that number of Shares equal to the number of vested RSUs shall be delivered, free of all such restrictions, to the Grantee or the Grantee’s beneficiary or estate, as the case may be.

Settlement of RSUs shall be in Shares issued by the Company from treasury. The Committee shall specify the circumstances in which Awards shall be made or forfeited in the event of termination of Service by the Grantee prior to vesting.

9.	TERMS AND CONDITIONS OF AWARDS

9.1	Performance Conditions

The granting and vesting of RSUs may be subject to such performance conditions as may be specified by the Board in the Award Agreement. The Board may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions and may exercise its discretion to reduce the amounts payable under any Award subject to performance conditions.

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9.2	Performance Goals Generally

The performance goals for Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 9.2. Performance goals shall be objective and shall otherwise meet the requirements that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain”. The Committee may determine that Awards shall vest upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to the vesting of an Award. Performance goals may differ for Awards granted to any one Grantee or to different Grantees.

9.3	Business Criteria

The Board, in its sole discretion, may establish business criteria for the purpose of establishing performance goals in accordance with Section 9.1, including but not limited to, one or more of the following business criteria for the Company, on a consolidated basis, and/or specified Subsidiaries or business units of the Company (except with respect to the total shareholder return and earnings per share criteria): (1) total shareholder return; (2) such total shareholder return as compared to total return (on a comparable basis) of a publicly available index such as, but not limited to, the S&P/TSX Composite Index; (3) past service to the Company; (4) net income; (5) pre-tax earnings; (6) earnings before interest expense, taxes, depreciation and amortization; (7) pre-tax operating earnings after interest expense and before bonuses, service fees, and extraordinary or special items; (8) operating margin; (9) earnings per share; (10) return on equity; (11) return on capital; (12) return on investment; (13) operating earnings; (14) working capital; (15) ratio of debt to shareholders’ equity; (16) revenue; and (17) free cash flow and free cash flow per share. Business criteria may be measured on an absolute basis or on a relative basis (i.e., performance relative to peer companies) and on a GAAP or non-GAAP basis.

9.4	Timing For Establishing Performance Goals

Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to such Awards, or at such other date as may be determined by the Board.

9.5	Written Determinations

All determinations by the Committee as to the establishment of performance goals, the amount of any Award and as to the achievement of performance goals relating to Awards, and the amount of any final Awards, shall be made in writing.

10.	REQUIREMENTS OF LAW

10.1	General

The Plan shall comply with the provisions of any applicable law or regulation of any governmental authority, including without limitation any federal, state or provincial securities laws or regulations and the requirements of any stock exchange having jurisdiction. The failure to comply with such laws or regulations, including without limitation the Securities Act, may result in a termination of the Plan and/or the forfeiture of previously granted RSUs.

11.	EFFECT OF CHANGES IN CAPITALIZATION

11.1	Changes in Shares

If the number of outstanding Shares is increased or decreased or the Shares are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the effective date of the Plan, the number and kinds of shares for which Awards may be made under the Plan shall be adjusted proportionately and accordingly by the Company. In addition, the number and kind of shares for which Awards are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the Grantee immediately following such event shall, to the extent practicable, be the same as immediately before such event. Notwithstanding the foregoing, in the event of any distribution to the Company’s shareholders of securities of any other entity or other assets (including an extraordinary cash dividend but excluding a non-extraordinary dividend payable in cash or in shares of the Company) without receipt of consideration by the Company, the Company may, in such manner as the Company deems appropriate, adjust the number and kind of shares subject to outstanding Awards.

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11.2	Change of Control

Notwithstanding the conditions as to vesting of Restricted Stock Units contained in Section 8.2 or in any individual Award Agreement, and subject to prior approval of the Stock Exchange if required, upon the occurrence of a Change of Control, all outstanding Restricted Stock Units shall be deemed to have vested, and all restrictions and conditions applicable to such Restricted Stock Units shall be deemed to have lapsed and the Shares subject to such Restricted Stock Units shall be issued and delivered (net of any Applicable Withholding Tax), immediately prior to the occurrence of such Change of Control.

11.3	Adjustments

Adjustments under Section 11.1 relating to Shares or securities of the Company, subject to prior TSX approval, shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. For greater certainty, TSX approval will not be required for any stock split or reverse split. No fractional Shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole Share. The Board may provide in the Award Agreement at the time of grant, or any time thereafter with the consent of the Grantee, for different provisions to apply to an Award in place of those described in Section 11.1 and this Section 11.3.

11.4	No Limitations on Company

The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

12.	GENERAL PROVISIONS

12.1	Disclaimer of Rights

No provision in the Plan or in any Award or Award Agreement shall be construed to confer upon any Person the right to remain in the employ or service of the Company or any Affiliate, or to interfere in any way with any contractual or other right or authority of the Company either to increase or decrease the compensation or other payments to any Person at any time, or to terminate any employment or other relationship between any Person and the Company. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, no Award granted under the Plan shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to be an Officer, Director, Employee or Service Provider of the Company or an Affiliate. The obligation of the Company to issue Shares or pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation only in respect of those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third-party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan.

12.2	Nonexclusivity of the Plan

Neither the adoption of the Plan nor the submission of the Plan to stockholders for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other Security Based Compensation Plans as the Board in its discretion determines desirable. The adoption of any such other Security Based Compensation Plan shall be subject to prior TSX approval.

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12.3	Tax Matters and Applicable Withholding Taxes

The Company or an Affiliate of the Company, as applicable, does not assume any responsibility for or in respect of the tax consequences of the receipt by Grantees of Restricted Stock Units, or payments received by Grantees pursuant to this Plan. The Company or an Affiliate of the Company, as applicable, is authorized to deduct such taxes and other amounts as it may be required or permitted by law to withhold (the “Applicable Withholding Tax”), in such manner (including, without limitation, by withholding or selling Shares otherwise issuable to Grantees, on such terms as the Company determines) as it determines so as to ensure that it will be able to comply with the applicable provisions of any federal, provincial, state or local law relating to the withholding of tax or other required deductions, or the remittance of tax or other obligations. At the time of such vesting, lapse, or exercise, the Grantee shall pay to the Company or the Affiliate, as applicable, any amount that the Company or the Affiliate may reasonably determine to be necessary to satisfy such withholding obligation. The Company or an Affiliate of the Company, as applicable, may require Grantees, as a condition of receiving amounts to be paid to them under this Plan, to deliver undertakings to, or indemnities in favour of, the Company or an Affiliate of the Company, as applicable, respecting the payment by such Grantees of applicable income or other taxes.

12.4	Captions

The use of captions in this Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.

12.5	Other Provisions

Each Award granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board, in its sole discretion.

12.6	Number and Gender

With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

12.7	Severability

If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

12.8	Governing Law

The validity and construction of this Plan and the instruments evidencing the Award hereunder shall be governed by the laws of the Province of Ontario and the federal laws of Canada applicable herein, other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan and the instruments evidencing the Awards granted hereunder to the substantive laws of any other jurisdiction.

12.9	No Representation or Warranty

The Company makes no representation or warranty as to the future market value of any Shares issued in accordance with the provisions of the Plan.

12.10	Conflict

In the event of any conflict between the provisions of this Plan and an Award Agreement, the provisions of this Plan shall govern.

12.11	Limitation on Rights

Nothing in this Plan shall confer on any Employee, Service Provider, Director, Officer or other Person any right to be designated as a Grantee under the Plan or to be granted any Restricted Stock Units. There is no obligation for uniformity of treatment of eligible Persons under the Plan or any group of Employees, Service Providers, Director, Officers or other Persons, whether based on salary or compensation, grade or level or organizational position or level or otherwise. A grant of Restricted Stock Units to a Grantee on one or more Grant Dates shall not be construed to create a right to a grant of Restricted Stock Units on a subsequent Grant Date.

12.12	Time of Essence

Time is of the essence of this Plan and of each Award Agreement. No extension of time will be deemed to be or to operate as a waiver of the essentiality of time.

Approved by the Board on May 11, 2026.

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SCHEDULE “C”

BUNKER HILL MINING CORP.

SECOND AMENDED AND RESTATED STOCK OPTION PLAN

ARTICLE 1
PURPOSE AND INTERPRETATION

Section 1.1 Purpose.

The purpose of the Plan (as defined herein) shall be to advance the interests of the Corporation by encouraging equity participation in the Corporation through the acquisition of Common Shares (as defined herein).

Section 1.2 Definitions.

In the Plan, the following capitalized words and terms shall have the following meanings:

“Act” means the Nevada Revised Statutes, Chapter 78, et seq., or its successor, as amended from time to time.

“Administrator” means such Director, senior Officer or Employee as may be designated as Administrator by the Board of Directors from time to time pursuant to Section 3.2 hereof.

“Affiliate” has the meaning given to such term in the TSX Company Manual.

“Associate” has the meaning given to such term in the TSX Company Manual.

“Blackout Period” means the period during which the relevant Participant is prohibited from exercising an Option due to trading restrictions imposed by the Corporation in accordance with its trading policies affecting trades by Directors, Officers or Employees in the Corporation’s securities.

“Board of Directors” means the board of directors of the Corporation as constituted from time to time and any committee of the board of directors.

“Common Shares” means the common stock in the capital of the Corporation.

“Company” means a corporation, incorporated association or organization, body corporate, partnership, trust, fund, association and any other entity other than an individual.

“Corporation” means Bunker Hill Mining Corp., a corporation incorporated under the Act, and its successors from time to time.

“Designated Affiliate” means an Affiliate of the Corporation designated by the Board of Directors for purposes of the Plan from time to time.

“Director” means a director of the Corporation.

“Disinterested Shareholder” means a holder of Common Shares that is not an Insider nor an Associate of an Insider.

“Disinterested Shareholder Approval” means approval by a majority of the votes cast by all Disinterested Shareholders entitled to vote at a meeting of stockholders of the Corporation, excluding votes attached to Common Shares beneficially owned by Insiders to whom Options may be granted under the Plan and their Associates and Affiliates.

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“Employee” means:

(d)	an individual who is considered an employee of the Corporation or its subsidiary under the Income Tax Act (Canada) (and for whom income tax, employment insurance and CPP deductions must be made at source);

(e)	an individual who works full-time for the Corporation or its subsidiary providing services normally provided by an employee and who is subject to the same control and direction by the Corporation over the details and methods of work as an employee of the Corporation, but for whom income tax deductions are not made at source; or

(f)	an individual who works for the Corporation or its subsidiary on a continuing and regular basis for a minimum amount of time per week (the number of hours should be disclosed in the submission) providing services normally provided by an employee and who is subject to the same control and direction by the Corporation over the details and methods of work as an employee of the Corporation, but for whom income tax deductions are not made at source.

“Exercise Notice” means the notice representing the exercise of an Option, in the form set out as Schedule B hereto, duly executed by the Optionee.

“Insider” has the meaning given to such term in TSX Company Manual.

“Issuer Bid” means an offer to acquire or redeem securities of the Corporation made by the Corporation to one or more Persons, and also includes an acquisition or redemption of securities of the Corporation by the Corporation from those Persons, but does not include an offer to acquire or redeem or an acquisition or redemption,

(a)	if no valuable consideration is offered or paid by the Corporation for the securities,

(b)	if the offer to acquire or redeem, or the acquisition or redemption is a step in an amalgamation, merger, reorganization or arrangement that requires approval in a vote of securityholders, or

(c)	if the securities are debt securities that are not convertible into securities other than debt securities.

“Officer” means any individual who is serving as a duly appointed officer of the Corporation.

“Option” means an option to acquire Common Shares awarded to a Participant, including all options granted under the Plan or any prior version of the Plan or pursuant to individual option agreements.

“Optionee” means a Person to whom an Option has been granted hereunder.

“Option Certificate” means the certificate, in the form set out as Schedule A hereto, evidencing an Option.

“Option Period” means the period of time an Option may be exercised as specified in Section 2.6(1).

“Participant” means a participant under the Plan and includes a Director, Officer, or a Service Provider of the Corporation and its Designated Affiliates or subsidiaries.

“Person” means any individual, partnership, joint venture, syndicate, sole proprietorship, company or corporation with or without share capital, trust, trustee, executor, administrator or other legal personal representative, regulatory body or agency, government or governmental agency, authority or entity howsoever designated or constituted.

“Plan” means this amended and restated stock option plan, as such may be further amended from time to time.

“Securities Act” means the Securities Act (Ontario), as now in effect or as hereafter amended.

“Security Based Compensation” means any issuance or potential issuance of Common Shares or other securities of the Corporation to an eligible participant pursuant to a Security Based Compensation Plan.

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“Security Based Compensation Plans” means, collectively, (i) the restricted stock unit incentive plan of the Corporation, as such may be amended from time to time, (ii) this Plan and (iii) any other compensation or incentive mechanism adopted by the Corporation involving the issuance or potential issuance of Common Shares or other securities of the Corporation to eligible Persons thereunder.

“Service Provider” means a Person, that is a natural person, other than an Employee, Officer or Director, that:

(a)	is engaged to provide, on a bona fide basis, for an initial, renewable or extended period of 12 months or more, consulting, technical, management or other services to the Corporation or to an Affiliate of the Corporation, other than services provided in relation to a distribution of securities, and does not directly or indirectly promote or maintain a market for the Corporation’s securities;
(b)	provides the services under a written contract between the Corporation or the Affiliate of the Corporation and the Person;
(c)	in the reasonable opinion of the Corporation, spends or will spend a significant amount of time and attention on the affairs and business of the Corporation or an Affiliate of the Corporation; and
(d)	has a relationship with the Corporation or an Affiliate of the Corporation that enables the individual to be knowledgeable about the business and affairs of the Corporation.

“Stock Exchange” means the Toronto Stock Exchange and any other stock exchange on which the Common Shares are listed for trading.

“Take-over Bid” means an offer to acquire outstanding voting securities or equity securities of a class made to one or more persons or companies, where the securities subject to the offer to acquire, together with the offeror’s securities, constitute in the aggregate 20 percent or more of the outstanding securities of that class of securities at the date of the offer to acquire but does not include an offer to acquire if the offer to acquire is a step in an amalgamation, merger, reorganization or arrangement that requires approval in a vote of security holders.

“TSX” means the Toronto Stock Exchange.

“TSX Policies” means the policies included in the TSX Company Manual and “TSX Policy” means any one of them.

ARTICLE 2
PARTICIPATION AND OPTION DETAILS

Section 2.1 Participants.

The Plan is hereby established for certain Employees, senior Officers and Directors of, and Service Providers to, the Corporation or any of its Designated Affiliates.

Section 2.2 Eligibility

The Board of Directors may, from time to time and in its sole discretion, determine those Directors, senior Officers or Employees of the Corporation or any of its Designated Affiliates (including officers thereof, whether or not directors), or Service Providers to whom Options are to be awarded and, who, by the nature of their positions or jobs, are, in the opinion of the Board of Directors, upon the recommendation of the President of the Corporation, in a position to contribute to the success of the Corporation or its Designated Affiliates. For any Options granted to Employees or Service Providers, it is the responsibility of the Corporation and the Optionee to ensure and confirm that the Optionee is a bona fide Employee or Service Provider, as the case may be.

Section 2.3 Amount of Options.

The determination regarding the amount of optioned Common Shares outstanding to each Participant will take into consideration the Participant’s present and potential contribution to the success of the Corporation and shall be determined from time to time by the Board of Directors. However, subject to Section 2.9, in no event shall the number of optioned Common Shares available for issuance under the Plan exceed 10% of the issued and outstanding Common Shares from time to time. In addition, the number of Common Shares issued or to be issued under the Plan and all other Security Based Compensation Plans, at any time, shall not exceed 20% of the total number of the issued and outstanding Common Shares.

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Section 2.4 Price.

The exercise price per Common Share shall be determined by the Board of Directors at the time the Option is granted and will be as set forth in the Option Certificate issued in respect of such Option, but such exercise price shall not be less than the closing price of the Common Shares on the Stock Exchange at the time the Option is granted.

Section 2.5 Lapsed options.

In the event that Options granted under the Plan are surrendered, cancelled, terminate or expire without being exercised in whole or in part, new Options may be granted covering the Common Shares not purchased under such lapsed Options.

Section 2.6 Consideration, Option Period and Payment.

(1)	The period during which Options may be exercised shall be determined by the Board of Directors in its discretion and will be as set forth in the applicable Option Certificate, to a maximum of ten (10) years from the date the Option is granted (the “Option Period”), except as the same may be reduced with respect to any Option as provided in Section 2.7 and Section 2.8 respecting termination of employment or death of the Participant.

(2)	Options shall be exercisable (in each case to the nearest full Common Share) during the Option Period in the determination of the Board of Directors. Unless otherwise stated by the Board of Directors, Options shall be granted so that they qualify as incentive stock options (“ISO”) under Section 422 of the U.S. Internal Revenue Service Code (“IRS Code”). The Board of Directors may grant Options that do not qualify as ISO and may also grant the right to choose whether Options are to qualify as ISO pursuant to Section 422 of the IRS Code.

(3)	Except as set forth in Section 2.7 and Section 2.8, no Option may be exercised unless the Participant is, at the time of such exercise, a Director or senior Officer of or in the employ of, a Service Provider to, the Corporation or any of its Designated Affiliates and shall have been continuously a Director or senior Officer or so employed or providing said services to the Corporation or any of its Designated Affiliates since the grant of his or her Option. Absence on leave with the approval of the Corporation or a Designated Affiliate shall not be considered an interruption of employment for any purpose of the Plan.

(4)	The exercise of any Option will be contingent upon the Participants delivering to the Administrator an Exercise Notice, the applicable Option Certificate, and receipt by the Corporation of cash payment of the full purchase price of the optioned Common Shares or providing a guarantee of payment satisfactory to the Corporation which are the subject of the exercised Option. No Participant or his or her legal representatives, legatees or distributees will be, or will be deemed to be, a holder of any Common Shares with respect to which he or she was granted an Option under this Plan, unless and until certificates for such Common Shares are issued to him or her, or them, under the terms of the Plan.

(5)	If the Termination (see section 2.7) date for an Option occurs during a Blackout Period applicable to the relevant Participant, then the Termination date for the Option shall be the date that is the tenth (10th) business day after the expiry date of the Blackout Period.

(6)	If there is a Take-over Bid or Issuer Bid made for all or any of the issued and outstanding Common Shares, then the Board of Directors may, by resolution, permit all Options outstanding to become immediately exercisable in order to permit Common Shares issuable under such Options to be tendered to such bid.

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Section 2.7 Termination of Employment.

If a Participant shall:

(a)	cease to be a Director or senior Officer of the Corporation and any of its Designated Affiliates (and is not or does not continue to be an Employee thereof); or

(b)	cease to be employed by the Corporation or any of its Designated Affiliates or to provide consulting services to the Corporation or any of its Designated Affiliates (and is not or does not continue to be a director or senior officer thereof) for any reason (other than death) or shall receive notice from the Corporation or any of its Designated Affiliates of the termination of his or her employment or provision of consulting services;

(collectively, “Termination”) he or she may, but only within 12 months next succeeding such Termination, exercise his or her Options to the extent that he or she was entitled to exercise such Options at the date of such Termination, provided that in no event shall such right extend beyond the Option Period, subject to adjustment.

Section 2.8 Death of Participant.

In the event of the death of a Participant who is a Director or senior Officer of the Corporation or any of its Designated Affiliates or who is an Employee having been continuously in the employ of the Corporation or any of its Designated Affiliates or who has continuously provided consulting services to the Corporation or any of its Designated Affiliates for one year from and after the date of the granting of his or her Option, the Option theretofore granted to him or her shall be exercisable within the 365 days next succeeding such death and then only:

(a)	by the person or persons to whom the Participant’s rights under the Option shall pass by the Participant’s will or the laws of descent and distribution; and

(b)	to the extent that he or she was entitled to exercise the Option at the date of his or her death, provided that in no event shall such right extend beyond the Option Period.

Section 2.9 Adjustment in Shares Subject to the Share Option Plan.

In the event:

(a)	there is any change in the Common Shares through subdivisions or consolidations, or otherwise;

(b)	the Corporation declares a dividend on Common Shares payable in Common Shares or securities convertible into or exchangeable for Common Shares; or

(c)	the Corporation issues Common Shares, or securities convertible into or exchangeable for Common Shares, in respect of, in lieu of, or in exchange for, existing Common Shares;

the number of Common Shares available under an Option, the Common Shares subject to any Option, and the option price thereof, shall, subject to TSX approval, be adjusted appropriately by the Board of Directors and such adjustment shall be effective and binding for all purposes of the Plan. For greater certainty, TSX approval will not be required for any stock split or reverse split.

Section 2.10 Record Keeping.

The Corporation shall maintain a register in which shall be recorded:

(a)	The name and address of each Participant in the Plan; and

(b)	The number of Options granted to a Participant and the number of Options outstanding.

Section 2.11 Necessary Approvals.

The obligation of the Corporation to issue and deliver any Common Shares in accordance with the Plan shall be subject to any necessary approval of any Stock Exchange or regulatory authority having jurisdiction over the securities of the Corporation. If any Common Shares cannot be issued to any Participant for whatever reason, the obligation of the Corporation to issue such Common Shares shall terminate and any Option exercise price paid to the Corporation shall be returned to the Participant.

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ARTICLE 3
GENERAL

Section 3.1 Number of Shares.

Subject to adjustment as provided for in Section 2.9 hereof, the maximum number of Common Shares reserved for issuance under the Plan shall not exceed 10% of the issued and outstanding Common Shares (on a non-diluted basis) from time to time. Further, unless Disinterested Shareholder Approval has been obtained, during any 12-month period:

(a)	the maximum aggregate number of Common Shares which may be issued under the Plan and any other Security Based Compensation Plan. on and after the effective date of the Plan, to Insiders (as a group), shall not exceed 10% of the issued and outstanding Common Shares, calculated as at the date any Security Based Compensation is granted or issued to any Insider; and

(b)	the maximum aggregate number of Common Shares which may be issuable under the Plan and any other Security Based Compensation Plan. on and after the effective date of the Plan, to any one Person, must not exceed 5% of the then issued and outstanding Common Shares, calculated as at the date any Security Based Compensation is granted or issued to the Person.

Notwithstanding the foregoing:

(a)	unless Disinterested Shareholder Approval has been obtained, the maximum aggregate number of Common Shares issuable pursuant to all Security Based Compensation granted or issued to Insiders (as a group), at any time, cannot exceed 10% of the issued and outstanding Common Shares;

(b)	grants of Options to Insiders shall be subject to the TSX Policies so long as the Common Shares are listed on the TSX;

(c)	no Option shall be granted to any Participant unless the Board of Directors has determined that the grant of such Option and the exercise thereof by the Participant will not violate the securities laws of the jurisdiction in which the Participant resides; and

(d)	the annual grant of Options under this Plan to any one non-Employee Director, in combination with all other Security Based Compensation granted to such non-Employee Director, shall be limited to an annual equity award value (based on grant date fair value as determined by the Board of Directors) of $150,000 per non-Employee Director, provided that the total value (based on grant date fair value as determined by the Board of Directors) of Options issuable to any one non-Employee Director in any one year period shall not exceed $100,000.

Section 3.2 Administration.

The Plan will be administered by the Administrator on the instructions of the Board of Directors. The Board of Directors may make, amend and repeal at any time and from time to time such policies not inconsistent with the Plan as it may deem necessary or advisable for the proper administration and operation of the Plan and such policies will form part of the Plan. The Board of Directors may delegate to the Administrator or any Director, Officer or Employee of the Corporation such administrative duties and powers as it may see fit.

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Section 3.3 Delegation to Compensation Committee.

All of the powers exercisable hereunder by the Board of Directors may, to the extent permitted by applicable law and by resolution of the Board of Directors, be exercised by a compensation committee of such Board of Directors (the “Compensation Committee”). All of the powers exercisable by the Board of Directors under the Plan may, to the extent permitted by applicable law and authorized by resolution of the Board of Directors, be exercised by a Compensation Committee of not less than three Directors. The Directors on such Compensation Committee shall not be employees of the Corporation so long as they are on such committee. In addition, if determined appropriate by the Board of Directors, the Board of Directors may delegate any or all of the powers of the Board of Directors under the Plan to an independent consultant.

Section 3.4 Notification of Award.

Following the approval by the Board of Directors of the awarding of an Option, the Administrator will notify the Participant in writing of the award and will enclose with such notice the Option Certificate representing the Option so awarded.

Section 3.5 Option Details.

With respect to each Option to be granted to an Optionee, the Board of Directors shall specify the following terms in the Option Certificate:

(a)	the grant date;

(b)	the term of the Option, provided that the Option Period shall in no event be greater than ten (10) years following the grant date; however, if the Option Period is terminated during a Blackout Period, the expiry date shall be extended to the date that is ten (10) business days following the end of such Blackout Period (the “Extension Period”), provided that, if an additional Blackout Period is subsequently imposed by the Corporation during the Extension Period, then such Extension Period shall be deemed to commence following the end of such additional Blackout Period to enable the exercise of such Option within ten (10) business days following the end of the last imposed Blackout Period;

(c)	subject to Section 2.4, the exercise price of the Option;

(d)	any vesting schedule contained in the Option Certificate upon which the exercise of the Option is contingent; provided that, subject to compliance with the rules and policies of all applicable regulatory authorities, the Board of Directors shall have complete discretion with respect to the terms of any such vesting schedule, including, without limitation, discretion to:

(i)	permit partial vesting in stated percentage amounts based on the term of such Option; and

(ii)	permit full vesting after a stated period of time has passed from the grant date; and

(e)	such other terms and conditions as the Board of Directors deems advisable and are consistent with the purposes of this Plan.

Section 3.6 Term of Option.

An Optionee may exercise an Option in whole or in part at any time or from time to time during the Option Period. Any Option or part thereof not exercised within the Option Period will terminate and become null, void and of no effect as of 5:00 p.m. local time in Toronto, Ontario on the applicable expiry date, subject to Sections 2.7, 2.8 and 3.4 hereof.

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Section 3.7 Issuance of Share Certificates or DRS Statements.

As soon as practicable following the receipt of the Exercise Notice, the Administrator will, in his or her sole discretion, either cause to be delivered to the Optionee a certificate or DRS statement for the Common Shares purchased by the Optionee or cause to be delivered to the Optionee a copy of such certificate or DRS statement and the original of such certificate or DRS Statement will be placed in the minute book of the Corporation. If the number of Common Shares in respect of which the Option was exercised is less than the number of Common Shares subject to the Option Certificate surrendered, the Administrator will forward a new Option Certificate to the Optionee concurrently with delivery of the share certificate or DRS Statement, or the copy thereof, for the balance of the Common Shares available under the Option.

Section 3.8 Condition of Issue.

The Options and the issue of Common Shares by the Corporation pursuant to the exercise of Options are subject to the terms and conditions of the Plan and compliance with the rules and policies of all applicable regulatory authorities with respect to the granting of such Options and the issuance and distribution of such Common Shares, and to all applicable securities laws and regulations. The Optionee agrees to comply with all such laws, regulations, rules and policies and agrees to furnish to the Corporation any information, reports or undertakings required to comply with, and to fully cooperate with, the Corporation in complying with such laws, regulations, rules and policies.

Section 3.9 Transferability.

The benefits, rights and options accruing to any Participant in accordance with the terms and conditions of the Plan shall not be transferable or assignable by a Participant unless specifically provided herein. During the lifetime of a Participant, all benefits, rights and options shall only be exercised by the Participant or by his or her guardian or legal representative.

Section 3.10 Employment.

Nothing contained in the Plan shall confer upon any Participant any right with respect to employment or continuance of employment with the Corporation or any Designated Affiliate, or interfere in any way with the right of the Corporation or any Designated Affiliate to terminate the Participant’s employment or provision of consulting services at any time. Participation in any of the Plan by a Participant shall be voluntary.

Section 3.11 Administration of the Plan.

The Plan shall be administered by the Board of Directors. The Board of Directors shall be authorized to interpret the Plan and may, from time to time, establish, amend or rescind rules and regulations required for carrying out the Plan. Any such interpretation of the Plan shall be final and conclusive. All administrative costs of the Plan shall be paid by the Corporation. The senior Officers of the Corporation are authorized and directed to do all things and execute and deliver all instruments, undertakings and applications and writings as they, in their absolute discretion, consider necessary for the implementation of the Plan and of the rules and regulations established for administering the Plan.

Section 3.12 Amendment, Modification or Termination of the Plan.

Subject the requisite stockholder and regulatory approvals set forth under subparagraphs 3.12(a) and (b) below, the Board of Directors, or the Compensation Committee pursuant to Section 3.3, may from time to time amend or revise the terms of the Plan or may discontinue the Plan at any time provided however that no such right may, without the consent of the Optionee, in any manner adversely affect his rights under any Option theretofore granted under the Plan. If the Optionee is an Insider, any amendment reducing the exercise price of an Option or extending an Option Period will require Disinterested Shareholder Approval pursuant to the TSX Policies.

(a)	Subject to Section 3.3 and to receipt of requisite stockholder and regulatory approval, the Board of Directors may make the following amendments to the Plan:

(i)	any amendment to the number of securities issuable under the Plan, including an increase to a fixed maximum number of securities or a change from a fixed maximum number of securities to a fixed maximum percentage. A change to a fixed maximum percentage which was previously approved by stockholders will not require additional stockholder approval;

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(ii)	any change to the definition of “Participants” which would have the potential of narrowing or broadening or increasing insider participation;

(iii)	any addition of a cashless exercise feature, payable in cash or securities which does not provide for a full deduction in the number of underlying securities from the Plan;

(iv)	the addition of deferred or restricted share unit or any other provision which results in Participants receiving securities while no cash consideration is received by the Corporation; and

(v)	any other amendments that may lead to significant or unreasonable dilution in the Corporation’s outstanding securities or may provide additional benefits to Participants, especially to insiders of the Corporation, at the expense of the Corporation and its existing stockholders.

(b)	Subject to Section 3.3 and subparagraph 3.12(c) below, the Board of Directors may, subject to receipt of requisite regulatory approval, where required, and without stockholder approval, in its sole discretion make all other amendments to the Plan that are not of the type contemplated in subparagraph 3.12(a) above, including, without limitation:

(i)	amendments of a housekeeping nature;

(ii)	the addition of or a change to vesting provisions of an Option or the Plan;

(iii)	a change to the termination provisions of an Option or the Plan which does not entail an extension beyond the original expiry date; and

(iv)	a change required to comply with the requirements of any regulatory or governmental agency or applicable stock exchange or as result in the changes in the policies of the Stock Exchange relating to incentive stock options.

(c)	Notwithstanding the provisions of subparagraph 3.12(b), the Corporation shall additionally obtain requisite stockholder approval in respect of amendments to the Plan that are contemplated pursuant to subparagraph 3.12(b) to the extent such approval is required by any applicable law or regulations.

Section 3.13 Consolidation, Merger, etc.

If there is a consolidation, merger or statutory amalgamation or arrangement of the Corporation with or into another corporation, a separation of the business of the Corporation into two or more entities or a transfer of all or substantially all of the assets of the Corporation to another entity, upon the exercise of an option under the Stock Option Plan, the holder thereof shall be entitled to receive the securities, property or cash which the holder would have received upon such consolidation, merger, amalgamation, arrangement, separation or transfer if the holder had exercised the option immediately prior to such event, unless the directors of the Corporation otherwise determine the basis upon which such option shall be exercisable. For greater certainty, any share capital adjustment resulting from a consolidation, merger or statutory amalgamation or arrangement, excluding a stock split or reverse split, shall be subject to prior approval of the TSX.

Section 3.14 No Representation or Warranty.

The Corporation makes no representation or warranty as to the future market value of any Common Shares issued in accordance with the provisions of the Plan.

Section 3.15 Interpretation.

The Plan is established under, and the provisions of the Plan will be subject to and interpreted and construed in accordance with, the laws of the Province of Ontario. The interpretation by the Board of Directors of any of the provisions of the Plan and any determination by it pursuant thereto will be final and conclusive and will not be subject to any dispute by any Participant. No member of the Board of Directors or any Person acting pursuant to authority delegated by it hereunder will be liable for any action or determination in connection with the Plan made or taken in good faith and each member of the Board of Directors and each such Person will be entitled to indemnification with respect to any such action or determination in the manner provided for by the Corporation.

Section 3.17 Headings.

The headings used herein are for convenience only and are not to affect the interpretation of the Plan.

Section 3.18 Approval and Effective Date.

This Plan shall become effective upon its adoption by the Board of Directors subject to approval of the Plan by a majority of the stockholders of the Corporation voting in person or by proxy at a meeting of the stockholders or by written consent, which approval must be obtained within 12 months following adoption of the Plan by the Board of Directors. However, options may be granted under this Plan prior to obtaining stockholder approval of the Plan, but any such options shall be contingent upon such stockholder approval being obtained and may not be exercised prior to such approval.

Approved by the Board of Directors on May 11, 2026.

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Schedule A

BUNKER HILL MINING CORP.

SECOND AMENDED AND RESTATED STOCK OPTION PLAN

OPTION CERTIFICATE

This Certificate is issued pursuant to the provisions of Bunker Hill Mining Corp. (the “Company”) amended and restated stock option plan (the “Plan”) and evidences that ● is the holder (the “Optionee”) of an option (the “Option”) to purchase up to ● shares of common stock in the capital of the Company (the “Common Shares”). The exercise price of the Option is $● per Common Share.

Subject to the provisions of the Plan:

(a)	the grant date of the Option is ●, ●;

(b)	the expiry date of the Option is ●, ●; and

(c)	the Option shall vest in accordance with the following schedule:

(i)	●; and

(ii)	●.

The vested portion or portions of the Option may be exercised at any time and from time to time from and including the grant date through to 5:00 p.m. local time in Toronto, Ontario on the expiry date by delivering to the Administrator of the Plan an Exercise Notice, in the form provided in the Plan, together with this Certificate and a certified cheque or bank draft payable to Bunker Hill Mining Corp. in an amount equal to the aggregate of the exercise price of the Common Shares in respect of which the Option is being exercised.

This Certificate and the Option evidenced hereby are not assignable, transferable or negotiable and are subject to the detailed terms and conditions contained in the Plan, the terms and conditions of which the Optionee hereby expressly agrees with the Company to be bound by. This Certificate is issued for convenience only and in the case of any dispute with regard to any matter in respect hereof, the provisions of the Plan and the records of the Company will prevail.

The Option is also subject to the terms and conditions contained in the schedules, if any, attached hereto. All terms not otherwise defined in this Certificate will have the meanings given to them under the Plan.

Dated this day of ●,● .

BUNKER HILL MINING CORP.

Per:
Name:	●
Title:	●

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Schedule B

BUNKER HILL MINING CORP.

SECOND AMENDED AND RESTATED STOCK OPTION PLAN

NOTICE OF EXERCISE OF OPTION

TO:	Bradley Barnett, Chief Financial Officer
Bunker Hill Mining Corp.
300 – 1055 W Hastings Street
Vancouver, British Columbia V6E 2E9

The undersigned hereby irrevocably gives notice, pursuant to the amended and restated stock option plan (the “Plan”) of Bunker Hill Mining Corp. (the “Company”), of the exercise of the Option to acquire and hereby subscribes for (cross out inapplicable item):

(d)	all of the Common Shares; or

(e)	___________________ of the Common Shares,

which are the subject of the Option Certificate attached hereto.

The undersigned tenders herewith a certified cheque or bank draft (circle one) payable to the Company in an amount equal to the aggregate exercise price of the aforesaid Common Shares and directs the Company to issue the certificate evidencing said Common Shares in the name of the undersigned to be mailed to the undersigned at the following address:

___________________________________

___________________________________

___________________________________

By executing this Notice of Exercise of Option the undersigned hereby confirms that the undersigned has read the Plan and agrees to be bound by the provisions of the Plan. All terms not otherwise defined in this Notice of Exercise of Option will have the meanings given to them under the Option Certificate.

DATED the ________ day of ____________________, __________.

Signature of Optionee

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